UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900, Portland, Oregon	97209
(Address of principal executive offices)	(Zip code)

Erik Bjorvik, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to:

Cynthia Beyea

Eversheds Sutherland LLP

700 Sixth Street, N.W.

Washington, D.C. 20001-3980

Registrant's telephone number, including area code:	(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2022

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for the period January 1, 2022 through December 31, 2022, is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2022

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2022. Total assets under management at year end 2022 were $728 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2022.

Sub-Advisers to the portfolios of the Corporation are: Dimensional Fund Advisors LP for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Brandywine Global Investment Management, LLC for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing investment opportunities that add value to our clients in the upcoming year.

Sincerely,

ERIK BJORVIK

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND (Unaudited)

Performance

For the twelve months ended December 31, 2022, the M International Equity Fund had a return of -14.16% (net of management fees) versus a total return (including reinvestment of dividends) of -16.00% for its benchmark, the MSCI All Country World ex USA Index (net dividends)1.

Market Environment/Conditions

In U.S. dollar terms, global ex U.S. equity markets returned -16.58%, as reflected by the MSCI All Country World ex USA IMI (net dividends), for the year. Developed ex U.S. markets returned -15.26% as measured by the MSCI World ex USA IMI (net dividends) and emerging markets returned -19.83% as measured by the MSCI Emerging Markets IMI (net dividends). In both developed and emerging markets, most currencies depreciated versus the U.S. dollar.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability2 dimensions in equity markets. Dimensional Fund Advisors LP integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI All Country World ex USA Small Cap Index, net dividends) underperformed large caps (MSCI All Country World ex USA Index, net dividends) by 3.97% for the year. Mid caps (MSCI All Country World ex USA Mid Cap Index, net dividends), a subset of the MSCI All Country World ex USA Index universe, outperformed small caps (MSCI All Country World ex USA Small Cap Index, net dividends) by 0.90% and underperformed large caps (MSCI All Country World ex USA Index, net dividends) by 3.07%.

Along the relative price dimension, large cap value stocks (MSCI All Country World ex USA Value Index, net dividends) outperformed large cap growth stocks (MSCI All Country World ex USA Growth Index, net dividends) by 14.46%, and small cap value stocks (MSCI All Country World ex USA Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI All Country World ex USA Small Cap Growth Index, net dividends) by 12.46%.

High profitability stocks underperformed low profitability stocks within both large caps and small caps.

Performance of the premiums may vary depending on the particular segment of the market under analysis.

Fund Review/Current Positioning

The M International Equity Fund outperformed the MSCI All Country World ex USA Index (net dividends) by 1.84% for the period. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Fund's greater emphasis on value stocks contributed positively to performance relative to the benchmark. At the country level, the portfolio's underweight to Russia also contributed positively to relative performance as Russian stocks underperformed over the period.

Dimensional Fund Advisors LP
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Dimensional Fund Advisors LP exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2022. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND AND THE MSCI AC WORLD ex USA INDEX (Unaudited)

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

+  Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex USA Index. The MSCI AC World ex USA Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex USA INDEX

1 The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US. Investors cannot invest directly in an Index.

2 Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.

M LARGE CAP GROWTH FUND (Unaudited)

Performance

For the twelve months ended December 31, 2022, the M Large Cap Growth Fund had a return of -25.41% (net of management fees) versus a total return (including reinvestment of dividends) of -29.14% for its benchmark, the Russell 1000® Growth Index1.

Market Environment/Conditions

In DSM Capital Partners LLC's ("DSM's") view, the most important factor driving equity and debt markets during 2022 was the realization earlier in the year that inflation would not peak, and therefore decline, until the Federal Reserve tightened monetary policy by raising interest rates significantly. Once investors understood this situation, there was a sharp decline in the valuations of debt, equity, real estate and most other asset classes.

DSM continues to believe that there is light at the end of the tunnel because money supply is at an historically low growth rate. Given DSM's belief that money supply drives inflation, with money supply growth substantially tightened it is not surprising that inflation appears to have peaked and begun to subside over the last few months. As additional data points are announced confirming the downward direction of inflation, it is possible that equity markets will respond by trending upward.

Since the financial crisis in 2008 and 2009, returns on stocks, bonds/credit, private equity, real estate and more were driven by artificially low interest rates set by central banks, which included negative yields on government bonds throughout Europe and Japan. As a result, extreme valuation and return distortions were created in most, if not virtually all asset classes. Although some stocks with extreme valuations have declined significantly over the past year, DSM believes there are many companies with stretched valuations that might fall further regardless of whether interest rates move higher or remain stable over the coming year.

While a global economic downturn certainly remains possible, at this point the severity of a recession appears to be limited and a global "muddle through" scenario is a possibility. In the United States, the economy continues to grind forward, albeit at a slower pace, driven by the strength of consumer spending. Although higher interest rates have put the brakes on the U.S. housing sector, employment remains strong with low unemployment and solid wage gains. On its own, the steady employment outlook may be enough for the Federal Reserve to continue to raise rates, however, in DSM's view, it is more important that the Fed tame inflationary wage gains than worry about the unemployment rate.

Fund Review/Current Positioning

There have been a number of changes to the Fund's portfolio over the last several quarters, as DSM has utilized the decline in the market to make opportunistic purchases of a number of new securities. DSM's goal is to position the portfolio for the long-term with investments in dominant "New Era" technology-driven business franchises. These businesses have much in common including leading market positions, sustainable technological advantages, few potential new competitors, little pricing pressure, long runways of revenue growth, and stable cost structures, all of which DSM believes should lead to predictable earnings growth. DSM will continue to initiate and add to positions opportunistically, as they believe ongoing investor concerns over high inflation and rising interest rates will result in continued volatility.

At year-end, the M Large Cap Growth Fund was invested in the communication services, consumer discretionary, consumer staples, financials, health care, information technology and materials sectors. Over the reporting period, the Fund outperformed the benchmark as a result of stock selections in the health care, consumer discretionary and financials sectors. The Fund's underweight of the consumer discretionary sector and overweight in financials versus the benchmark also benefitted performance. DSM's stock selection and slight overweight of the communication services sector detracted from performance in the period. By security, the top five contributors to the Fund's performance for the year were Neurocrine Biosciences, O'Reilly Automotive, Burlington Stores, Boston Scientific and UnitedHealth Group. The five positions which contributed the least in the period were Alphabet, Meta Platforms, Microsoft, Amazon.com and PayPal Holdings.

In DSM's view, ongoing rate increases by the Federal Reserve and ECB will continue to lower inflation, until the banks decide to pause the "rate increase" cycle. While it's not certain when this will occur, DSM would guess over the first half of this year. Once clear signs of persistently declining inflation emerge and central bank rate increases are indeed paused, there may well be a bullish response from global equity markets. Importantly, in DSM's opinion, the earnings power of the companies in the Fund portfolio remains largely intact. Given the economic resilience of the portfolio, along with its reasonable valuation and a normalized mid-to-high-teens earnings growth rate going forward, DSM continues to believe that this is an attractive time to be a holder of premier quality growth businesses.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2022. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

RUSSELL 1000® GROWTH INDEX

1 The Russell 1000® Growth Total Return Index includes dividends reinvested in the Russell 1000® Growth Index as reported by the Russell Company. The Russell 1000® Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000® Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND (Unaudited)

Performance

For the twelve months ended December 31, 2022, the M Capital Appreciation Fund had a return of -18.14% (net of management fees) versus a total return (including reinvestment of dividends) of -18.37% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

After three quarters of sequential declines, equities managed a moderate rebound during the fourth quarter, rising from their third quarter lows as signs of slowing inflation drove expectations for less aggressive action from the Federal Reserve.

Global markets linger in a state of flux as investors await incremental data on the health of the economy, rates of inflation and the labor market. For U.S. equities in particular, Federal Reserve rate decisions, meeting notes, CNBC interviews with regional Federal Reserve governors and Powell's public speaking calendar feed the 24-hour news cycle, which can be either a great source of frustration or relief, depending on the moment. What was once good news is now bad news, and what were once red flags signaling the onset of recession are now applauded by investors. The fact remains that the U.S. consumer has continued to embrace post-pandemic life with spending on travel, entertainment and a decent holiday retail season. Inflation has shown signs of abating with many input costs making remarkable progress toward returning to normal. Yet, the Federal Reserve maintains focus on the strength of the labor market as overheated demand presents the greatest risk of generating a long-term structural inflation problem. Across corporate America, expectations for a recession are increasingly a consensus view with debate mostly around the edges concerning the potential depth and length. This tug of war between a hawkish Federal Reserve and early signs of recession will likely drive the ebb and flow of the equities markets in coming months.

Fortunately the growth-at-any-price market witnessed from 2017-2020 continues to unravel in the face of higher interest rates, and investors are focusing on earnings, cash flow and valuation—all key components of our investment philosophy. Inflationary pressures continue to be an area of concern; however, the Fund is well positioned by owning companies with pricing power at valuations less susceptible to multiple compression as rates increase. Our focus is on positioning the portfolio for when we exit this period of uncertainty and we are seizing chances to buy unique franchises at attractive prices. We are excited about the opportunities we have uncovered in recent quarters and believe we have set up Capital Appreciation for solid performance in years to come.

Fund Review/Current Positioning

On a net-of-fees basis the Fund outperformed the Russell 2500® Index as positive stock selection was partially offset by a negative allocation effect. The portfolio exhibited positive selection in health care, energy, technology, and financials offset somewhat by weak performance of consumer discretionary holdings. Overweight industry allocations to consumer discretionary and technology stocks were a drag on performance as well as underweight positions in consumer staples, energy and utilities. With the exception of energy, where stocks have been propped up by the ongoing war in Ukraine, the overall portfolio behavior is largely consistent with our positioning for longer-term earnings growth as more defensive industries tended to outperform the overall index.

Health care produced by far the largest amount of stock selection for the year, but interestingly none of the top ten contributing stocks were from that industry. Outperformance in 2022 was better described by what we didn't own as opposed to what we did. While some health care holdings such as Insulet (+11%), Acadia Health (+35%) and United Therapeutics (+29%) performed quite well, the positive selection resulted largely from not owning expensive biotech stocks. The Capital Appreciation portfolio generally avoids biotech stocks due to volatility and the binary nature of their investment outcomes, and our skepticism was rewarded during 2022. The biotechnology sector materially underperformed the market, declining 36% for the year as interest rates increased and speculative markets collapsed.

Strong performance of the Fund's energy holdings offset the portfolio's modest underweight to the group, with owned stocks increasing 53% versus 38% for the index. This outperformance stemmed from both exposure to traditional energy companies as well as renewable energy. Elevated oil and gas prices have prompted a resurgence in Exploration and Production (E&P) companies like Devon Energy (+51%) as well as the underlying service providers and distributors like MRC Global (+68%). On a short-term basis, supply shocks to the global energy supply from the Ukraine War have propped up energy prices, and we believe long-term structural supply shortages will remain as the world redefines its tolerance for energy dependency. On the renewables side, the Fund gained from its ownership of Array Technologies (+23%) and Shoals Technologies (82%), two companies that provide essential components to the solar power industry.

In financials, ownership of LPL Financial (+36%) and W.R. Berkeley Corporation (+34%) drove better than Index results. LPL Financial was the top contributor for the year as the company increasingly captured incremental returns on underlying customer cash balances with rising interest rates. Property and casualty insurance providers like W.R. Berkeley have continued to benefit from a healthy pricing environment and positive underwriting returns. We have trimmed both of these holdings given their relative performance and have redeployed capital elsewhere in the Fund.

Finally, consumer discretionary was the only negative industry of note representing four of the bottom ten performers. Accelerated inflation, higher interest rates and the potential for recession have given investors pause with many of these stocks despite the fact they reported better-than-expected earnings results. Volaris Aviation (-53%) and Caesars Entertainment (-56%) both traded down on fears of a slowdown in consumer spending. At current valuations we believe they remain compelling investment opportunities. The advertising space also has witnessed dramatic cuts in anticipation of a slowing economy. Two holdings in the portfolio exposed to digital advertising, Cardlytics (-91%) and Integral Ad Science (-60%), fell victim to the volatility in their respective customer bases. We continue to assess their competitive positioning, but thus far have decided to hold these positions as they provide differentiated products in an area that should see long-term secular growth despite the near-term challenges.

Frontier Capital Management Co., LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Co., LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2022. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND THE RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

RUSSELL 2500® INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an Index.

M LARGE CAP VALUE FUND (Unaudited)

Performance

For the twelve months ended December 31, 2022, the Fund had a return of -1.45% (net of management fees) versus a total return of -7.54% for its benchmark, the Russell 1000® Value Index1.

Market Environment/Conditions

Broad U.S. equity markets initially began the year where they left off in 2021 climbing higher. The ascent was short lived and quickly reversed course from the impact of skyrocketing inflation and the widespread effects of geopolitical concerns when Russia invaded Ukraine. The selloff accelerated into July with most indices in bear market territory. The Federal Reserve was caught flat footed with such a profound change in investor sentiment and was left to play catch up by aggressively tightening money supply through multiple rate hikes during the year. At the conclusion of 2022 the Fed had increased rates a total of seven times including an unprecedented four consecutive 75 basis point hikes. U.S. yield curves remained deeply inverted at the end of the year with a surge in short term rates signaling expectations for future economic slowdown. Inflation peaked in the middle of the year but remained at stubbornly high levels above 7% in stark contrast to the first two decades of this century which averaged in the more benign 2% - 2.5% range. Supply chain disruptions and excessive government stimulus in 2021 came to roost as the driving factors causing the spike in inflation. An environment of low inflation, lower volatility and low financing costs bodes well for growth investing which was the investing environment during the prior decade. The Fed also played a role to extend that environment by unnecessarily keeping interest rates low and providing monetary stimulus during that period whenever the economy or markets faltered. A high inflationary environment coupled with rising and markedly higher interest rates are strong headwinds to growth stocks which generally are afforded higher valuation multiples based on ever increasing future earnings or sales that eventually translate into earnings. However, those future earnings are more heavily discounted with rising interest rates especially for companies that borrow capital to fund their growth. The labor market remained resilient this year as an imbalance continued between labor supply and demand and the price of crude oil fell steadily from mid-June which helped equity indices rebound later in the year. Traditional value factors performed well overall during such a negative year and continued to do well even during the year end rebound. As expected, higher quality companies performed better as well as higher yielding companies which offered some offset to the price declines in the form of dividends. However lower share growth companies also acted more defensively during the year. Momentum was also effective, as stocks with the lowest momentum continued to lag and underperform.

Fund Review/Current Positioning

The Fund outperformed again by a sizable margin in a very different environment from last year. Amidst the broad-based selloff in 2022, with nearly all sectors across all styles posting negative returns, the portfolio outperformed by acting much more defensively and falling less than the Russell 1000® value and the S&P 500. The benchmark recovered from deeply negative territory to only a loss of 7.5% while the portfolio was down less than 1% for the full year on a gross basis. All broad sectors had positive absolute returns in the final quarter and the majority were double digits. For the full year, the contrast remained as stark as it has been throughout the year with the energy sector having a second consecutive year returning greater than 50%. Other traditionally defensive sectors (utilities and consumer staples) eked out very minor positive returns, health care was essentially flat while the remaining sectors posted losses. The difference with 2021 was that the final quarter was again a very strong period of absolute returns however value was much better across the board. In a reversal from the year prior, the consumer discretionary sector was now the biggest detractor to relative performance while health care and real estate were larger contributors to the outperformance.

We began the year with a substantial overweight in the consumer discretionary sector which was the hardest hit in large value in the first half of the year. Supply chain challenges caused inventory shortage last year which was overcompensated with excessive inventory builds heading into a softening environment that translated into weak retail sales. We reduced the overweight in the sector after many underperforming holdings were sold in the first half and have remained in line with the benchmark weight for the second half and into 2023. Conversely being slightly underweight utilities, which was one of the few sectors that posted a positive absolute return, slightly detracted from the portfolio as the defensiveness of the utilities sector was rewarded during the selloff.

Three of the top five sectors with the biggest contribution to relative outperformance were ones that substantially lagged during the year and were each down more than 25%. The portfolio's largest sector contribution to outperformance came from the health care sector. The portfolio benefited from an underweight position in the medical devices group, which underperformed, and strong returns from Merck, McKesson in the health care distribution industry and the biotech firm AbbVie. The real estate sector is facing multiple headwinds with rising interest rates, dropping occupancy rates for offices and retailers, and residential and vacation real estate reeling from the hangover of such strong price appreciation last year. The spike in interest rates has the largest impact to the earnings of these companies due to the leverage they use for financing. Additionally with the increase in rates, higher yielding equities are no longer needed as a bond alternative with the spread collapsing between short term rates and REITs. The technology sector again lagged throughout the year and was the worst performing sector for the full year yet it was one of our biggest positive contributing sectors in the portfolio. The portfolio benefited from strong stock selection in software holdings and remaining underweight semiconductors which were mostly higher valuation stocks. Remaining focused on lower valuation technology companies such as Oracle and IBM and cycling out of the low momentum underperforming holdings is why this sector was the second largest contributor to relative returns the year. The communication services sector underperformed throughout the year and was the worst performing sector in the benchmark in both the third and fourth quarters. However, this resulted in a sizable benefit to the portfolio from both a large underweight in higher beta media and entertainment companies and above benchmark returns in our telecommunication holdings.

Turnover in the portfolio was back to pre-pandemic levels and was balanced between higher valuation sales that appreciated and became too expensive to own as well as from underperforming holdings sold due to low price momentum. The price momentum factor we use is a quantitative factor that helps to limit further losses in lower valuation companies. This factor was not the dominant reason for holdings being sold during a period of negative returns due to the widespread selloff in the marketplace. Predicted tracking error spiked higher in the portfolio after the annual benchmark rebalance in June so we had to consider and implement a few positioning changes to bring the tracking error back in range. By the end of the year, we were able to unwind those tracking error trades through the natural repositioning from our investment policy.

The largest reduction during the year was in the underperforming consumer discretionary sector followed by financials. We sold out of strong performing holdings in the industrials sector driven from higher valuations. This sector along with the communication services sector are the second largest underweights relative to the benchmark just behind real estate. At the end of the year, we sold out of one of our top ten holdings, Oracle, as valuations stretched beyond our hold range. Throughout the year we cycled out of underperforming small technology companies and cycled into other reasonably valued holdings. The total exposure in the technology sector is quite like how we started the year. Despite the strength over the past two years in the energy sector we again further increased our positioning in the sector making it the second biggest overweight sector. Earnings have more than kept pace with the rise in prices and some of the universe was still working through large share issuance from late 2020 and early 2021. The health care sector is now the largest sector in absolute terms as well as the largest relative overweight, followed by energy and financials. The financial sector is down four percentage points from the start of last year leaving the portfolio with the smallest overweight in four and a half years.

2022 was a lesson in persistence and adherence to a logical and academically supported investment discipline supported by a third of a century of investment experience. The broad U.S. equity markets were hit hard in reaction to inflation levels not seen in 40 years and aggressive rate increases by the Fed after over a decade of easy money and two years of COVID pandemic-related economic stimulation. Add to this mix labor shortages, high-priced scarce commodities, nuclear threats from Russia along with COVID lockdown chaos in China, and it is easy to understand why the markets remained in negative territory after such a strong year last year. In this environment, the portfolio remained focused on high-quality low valuation investing with a bias away from low momentum. This disciplined practice was rewarded as investors fled overpriced growth stocks as high interest rates elongated the reward horizon for companies more dependent on future rather than current earnings.

We continue our proven process, not expecting outperformance in every quarter or year but confident that the long term will be rewarded. Additionally, our research and 23 years of investing experience in this strategy suggests that value and large-cap value still have significant upside. We thank you for your continued support and look forward to the challenges of the new year.

Brandywine Global Investment Management, LLC
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandywine Global Investment Management, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2022. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

RUSSELL 1000® VALUE INDEX

1 Russell 1000® companies with lower price-to-book ratios and lower forecasted growth. Investors cannot invest directly in an Index.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2022

Shares		Value (Note 1)
	COMMON STOCKS—70.4%
	Australia—5.0%
3,170	29Metals Ltd.†,	$4,122
13,414	Accent Group Ltd.	15,343
5,596	Adbri Ltd.†	6,306
7,407	AGL Energy Ltd.	40,697
4,474	Allkem Ltd.,*	34,238
4,977	ALS Ltd.	41,442
1,335	Altium Ltd.	31,885
23,001	Alumina Ltd.†	23,804
32,068	AMP Ltd.,*	28,711
2,797	Ampol Ltd.	53,855
3,540	Ansell Ltd.	68,064
13,544	ANZ Group Holdings Ltd.	218,179
8,493	APA Group	62,219
2,756	Appen Ltd.†	4,672
1,185	ARB Corp. Ltd.†	20,711
16,116	Ardent Leisure Group Ltd.	6,638
3,393	Aristocrat Leisure Ltd.	70,505
978	ASX Ltd.	45,293
15,957	Atlas Arteria Ltd.	71,813
1,672	AUB Group Ltd.	25,648
27,196	Aurizon Holdings Ltd.	69,066
9,677	Austal Ltd.	13,704
2,559	Australian Ethical Investment Ltd.	6,778
6,809	Bank of Queensland Ltd.†	31,988
5,183	Bapcor Ltd.†	22,796
36,897	Beach Energy Ltd.	40,069
4,696	Bega Cheese Ltd.†	12,405
6,079	Bendigo & Adelaide Bank Ltd.	40,602
32,049	BHP Group Ltd.	995,709
4,598	BHP Group Ltd., ADR	285,306
479	Blackmores Ltd.†	23,546
5,520	BlueScope Steel Ltd.	63,290
6,309	Boral Ltd.†	12,414
12,498	Brambles Ltd.	102,707
10,167	Bravura Solutions Ltd.	6,057
2,677	Breville Group Ltd.†	33,445
1,779	Brickworks Ltd.	26,853
3,952	Capricorn Metals Ltd.*	12,377
3,533	carsales.com Ltd.	49,937
10,594	Challenger Ltd.	54,963
5,558	Champion Iron Ltd.†	27,662
5,238	City Chic Collective Ltd.†,*	1,694
15,298	Cleanaway Waste Management Ltd.	27,393
816	Clinuvel Pharmaceuticals Ltd.†	12,039
Shares		Value (Note 1)
	Australia (Continued)
444	Cochlear Ltd.	$61,705
6,045	Codan Ltd.†	16,875
8,123	Coles Group Ltd.	92,471
1,452	Collins Foods Ltd.†	7,108
8,623	Commonwealth Bank of Australia	602,362
3,187	Computershare Ltd.	56,851
55,582	Cooper Energy Ltd.†,*	7,001
1,259	Corporate Travel Management Ltd.†	12,626
5,529	Costa Group Holdings Ltd.	10,352
1,552	Credit Corp. Group Ltd.†	19,866
1,615	CSL Ltd.	316,413
9,383	CSR Ltd.	30,089
2,536	Data#3 Ltd.	11,689
18,018	De Grey Mining Ltd.†,*	15,764
4,714	Deterra Royalties Ltd.	14,700
1,480	Dicker Data Ltd.†,	10,268
4,479	Domain Holdings Australia Ltd.†	8,264
768	Domino's Pizza Enterprises Ltd.†	34,642
18,120	Downer EDI Ltd.	45,770
3,054	Eagers Automotive Ltd.†	22,561
13,551	Eclipx Group Ltd.†,*	18,406
5,248	Elders Ltd.	36,231
9,649	Endeavour Group Ltd.	42,176
603	EQT Holdings Ltd.	10,280
7,109	Estia Health Ltd.†	10,019
24,998	Evolution Mining Ltd.	50,719
1,597	EVT Ltd.†	13,842
1,312	Flight Centre Travel Group Ltd.†,*	12,944
17,338	Fortescue Metals Group Ltd.	242,112
20,944	G8 Education Ltd.†	15,757
10,800	Gold Road Resources Ltd.	12,427
7,355	GrainCorp Ltd., Class A	37,157
18,983	Grange Resources Ltd.†,	10,921
2,140	GUD Holdings Ltd.†	11,044
9,346	GWA Group Ltd.	13,045
2,555	Hansen Technologies Ltd.†,	8,941
13,339	Harvey Norman Holdings Ltd.†	37,508
15,902	Healius Ltd.†	33,239
9,874	Helia Group Ltd.	18,487
10,290	Humm Group Ltd.†	3,958
2,021	IDP Education Ltd.†	37,400
3,676	IGO Ltd.	33,688
6,363	Iluka Resources Ltd.	41,286
11,076	Imdex Ltd.	16,666
28,249	Incitec Pivot Ltd.	72,317

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Australia (Continued)
11,778	Infomedia Ltd.†	$9,583
5,200	Inghams Group Ltd.	10,126
16,167	Insignia Financial Ltd.†	36,874
10,177	Insurance Australia Group Ltd.	32,913
7,725	Integral Diagnostics Ltd.†	15,411
1,626	InvoCare Ltd.†	12,211
2,813	IPH Ltd.	16,720
3,090	IRESS Ltd.	20,092
3,097	James Hardie Industries PLC, CDI	55,667
1,702	JB Hi-Fi Ltd.†	48,612
2,838	Johns Lyng Group Ltd.†	11,961
7,993	Karoon Energy Ltd.,*	11,918
2,906	Kelsian Group Ltd.†,	11,377
5,029	Lendlease Corp. Ltd.†	26,844
2,224	Lifestyle Communities Ltd.†	28,876
10,522	Link Administration Holdings Ltd.	14,149
14,886	Lottery Corp. Ltd.,*	45,405
1,516	Lovisa Holdings Ltd.	23,853
8,495	Lynas Rare Earths Ltd.*	45,403
805	Macquarie Group Ltd.	91,508
309	Macquarie Telecom Group Ltd.,*	12,518
3,208	Magellan Financial Group Ltd.	19,526
22,423	Mayne Pharma Group Ltd.†	3,053
1,182	McMillan Shakespeare Ltd.	10,816
15,509	Medibank Pvt Ltd.	31,150
13,978	Metcash Ltd.†	37,877
1,307	Mineral Resources Ltd.	68,698
1,365	Monadelphous Group Ltd.†,	12,416
39,713	Mount Gibson Iron Ltd.†,*	13,114
7,649	Nanosonics Ltd.†,*	22,342
16,983	National Australia Bank Ltd.	347,580
2,783	Netwealth Group Ltd.	22,927
10,216	New Hope Corp. Ltd.†	44,237
6,467	Newcrest Mining Ltd.	90,879
2,652	NEXTDC Ltd.*	16,431
9,198	nib holdings Ltd.†,	48,534
932	Nick Scali Ltd.†	6,752
12,378	Nickel Industries Ltd.†	8,175
30,345	Nine Entertainment Co. Holdings Ltd.	38,015
11,242	Northern Star Resources Ltd.	83,506
12,393	NRW Holdings Ltd.	23,710
10,138	Nufarm Ltd.	42,312
7,566	OFX Group Ltd.*	12,260
5,115	Omni Bridgeway Ltd.†,*	12,607
11,530	oOh!media Ltd.	10,088
Shares		Value (Note 1)
	Australia (Continued)
4,231	Orica Ltd.	$43,383
13,491	Origin Energy Ltd.	70,911
14,629	Orora Ltd.	28,785
3,779	OZ Minerals Ltd.	71,785
42,639	Paladin Energy Ltd.†,*	20,322
3,852	Pendal Group Ltd.	13,139
12,923	Perenti Ltd.,*	11,570
1,594	Perpetual Ltd.†	26,698
31,929	Perseus Mining Ltd.	45,869
1,399	PEXA Group Ltd.*	11,382
12,851	Pilbara Minerals Ltd.,*	32,811
1,933	Pinnacle Investment Management Group Ltd.†	11,489
16,745	Platinum Asset Management Ltd.†	20,408
2,030	Premier Investments Ltd.†	34,332
1,044	Pro Medicus Ltd.†	39,279
1,615	PWR Holdings Ltd.	11,842
9,686	Qantas Airways Ltd.,*	39,634
9,612	QBE Insurance Group Ltd.	87,890
10,685	Qube Holdings Ltd.	20,442
18,026	Ramelius Resources Ltd.†,	11,414
1,186	Ramsay Health Care Ltd.	52,244
355	REA Group Ltd.†	26,781
40,343	Red 5 Ltd.*	5,631
1,390	Reece Ltd.†	13,391
19,727	Regis Resources Ltd.	27,668
13,366	Reliance Worldwide Corp. Ltd.	26,937
53,656	Resolute Mining Ltd.†,*	7,306
9,216	Ridley Corp. Ltd.	12,424
3,675	Rio Tinto Ltd.	291,272
12,006	Sandfire Resources Ltd.	44,468
30,483	Santos Ltd.	148,186
2,534	SEEK Ltd.†	36,145
3,263	Select Harvests Ltd.†	8,664
2,744	Seven Group Holdings Ltd.†	39,177
62,916	Seven West Media Ltd.†,*	16,920
6,363	Sierra Rutile Holdings Ltd.†,*	975
30,638	Silver Lake Resources Ltd.,*	24,719
3,115	Sims Ltd.	27,762
4,280	SmartGroup Corp. Ltd.	14,862
7,231	Solvar Ltd.†	9,010
4,450	Sonic Healthcare Ltd.	90,803
44,792	South32 Ltd.	121,987
3,457	Southern Cross Media Group Ltd.	2,507
21,630	St. Barbara Ltd.†,*	11,413

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Australia (Continued)
13,525	Star Entertainment Group Ltd.†,*	$16,299
10,939	Steadfast Group Ltd.	40,740
7,077	Suncorp Group Ltd.	58,013
4,830	Super Retail Group Ltd.†	35,220
24,332	Superloop Ltd.,*	12,011
50,321	Tabcorp Holdings Ltd.†	36,831
4,562	Technology One Ltd.	40,813
55,721	Telstra Corp. Ltd.	151,371
2,964	TPG Telecom Ltd.†	9,868
12,434	Transurban Group	109,885
2,687	Treasury Wine Estates Ltd.	24,899
4,434	United Malt Group Ltd.†	10,476
14,458	Viva Energy Group Ltd.,#	26,873
3,525	Webjet Ltd.†,*	14,832
6,135	Wesfarmers Ltd.	191,767
24,722	West African Resources Ltd.,*	19,778
11,815	Westgold Resources Ltd.*	7,039
15,208	Westpac Banking Corp.	241,775
14,291	Whitehaven Coal Ltd.	91,657
679	WiseTech Global Ltd.	23,462
18,153	Woodside Energy Group Ltd.†,	437,853
1,661	Woodside Energy Group Ltd., ADR†	40,213
7,882	Woolworths Group Ltd.	180,098
2,386	Worley Ltd.	24,368
487	Xero Ltd.,*	23,300
		10,277,996
	Austria—0.3%
616	ANDRITZ AG	35,311
829	AT&S Austria Technologie & Systemtechnik AG	28,397
1,157	BAWAG Group AG,#,*	61,678
694	CA Immobilien Anlagen AG,*	21,061
133	DO & Co. AG,*	12,614
1,848	Erste Group Bank AG	59,148
614	EVN AG	11,108
1,377	FACC AG*	8,358
1,233	Immofinanz AG†,*,§	—
332	Lenzing AG	19,475
232	Mayr Melnhof Karton AG	37,550
463	Oesterreichische Post AG	14,571
1,892	OMV AG	97,416
552	Palfinger AG	13,974
3,082	Raiffeisen Bank International AG,*	50,641
Shares		Value (Note 1)
	Austria (Continued)
127	Schoeller-Bleckmann Oilfield Equipment AG	$7,912
279	Strabag SE, Bearer Shares	11,677
3,952	Telekom Austria AG,*	24,452
4,149	UNIQA Insurance Group AG	31,089
470	Verbund AG	39,570
884	Vienna Insurance Group AG Wiener Versicherung Gruppe	21,149
1,881	voestalpine AG	49,895
1,465	Wienerberger AG	35,379
		692,425
	Belgium—0.8%
535	Ackermans & van Haaren NV	91,745
2,470	Ageas SA	109,515
5,568	AGFA-Gevaert NV,*	15,914
5,540	Anheuser-Busch InBev SA	333,697
69	Argenx SE,*	25,726
863	Barco NV	21,321
781	Bekaert SA	30,331
2,798	bpost SA†	14,389
105	Cie d'Entreprises CFE,*	1,072
229	D'ieteren Group	43,928
105	Deme Group NV,*	13,937
289	Elia Group SA	41,083
1,392	Etablissements Franz Colruyt NV†	31,738
2,078	Euronav NV†,*	35,409
1,410	Euronav NV,*	23,681
548	EVS Broadcast Equipment SA	13,052
1,404	Exmar NV	11,903
1,400	Fagron	19,887
799	Galapagos NV,*	35,366
681	Gimv NV	32,075
3,098	KBC Group NV	199,240
242	Kinepolis Group NV†,*	10,046
9	Lotus Bakeries NV	60,887
216	Melexis NV	18,729
2,034	Ontex Group NV†,*	13,586
1,080	Orange Belgium SA,*	19,931
2,894	Proximus SADP	27,869
207	Shurgard Self Storage SA	9,495
214	Sipef NV	13,493
1,351	Solvay SA†,	136,606
449	Telenet Group Holding NV	7,330
688	Tessenderlo Group SA,*	24,561

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Belgium (Continued)
672	UCB SA	$52,915
2,988	Umicore SA	109,773
172	VGP NV†	14,324
		1,664,554
	Canada—7.9%
2,082	Absolute Software Corp.	21,736
5,500	Advantage Energy Ltd.*	38,467
1,679	Aecon Group, Inc.†	11,297
607	Ag Growth International, Inc.	19,434
2,701	Agnico-Eagle Mines Ltd.	140,356
5,042	Aimia, Inc.†,*	13,741
1,100	Air Canada*	15,753
7,409	Alamos Gold, Inc., Class A	74,911
906	Algonquin Power & Utilities Corp.†	5,902
1,439	Algonquin Power & Utilities Corp.†	9,382
5,608	Alimentation Couche-Tard, Inc.	246,437
2,174	AltaGas Ltd.†	37,539
1,300	Altius Minerals Corp.	21,324
685	Altus Group Ltd.†	27,339
600	Andlauer Healthcare Group, Inc.	20,982
10,436	ARC Resources Ltd.	140,662
1,389	Aritzia, Inc.*	48,574
1,300	Atco Ltd., Class I	40,690
1,053	ATS Corp.*	32,733
84	Aurora Cannabis, Inc.†,*	78
20,877	B2Gold Corp.†	74,164
3,200	B2Gold Corp.†	11,424
850	Badger Infrastructure Solutions Ltd.	16,736
4,435	Ballard Power Systems, Inc.†,*	21,244
4,517	Bank of Montreal†	409,199
8,200	Bank of Nova Scotia	401,764
800	Bank of Nova Scotia†	39,184
10,485	Barrick Gold Corp.	180,048
2,683	Bausch Health Cos., Inc.*	16,843
12,953	Baytex Energy Corp.†,*	58,164
5,774	BCE, Inc.	253,758
8,300	Birchcliff Energy Ltd.†	57,806
4,601	BlackBerry Ltd.†,*	14,985
1,028	Bombardier, Inc., Class B*	39,685
1,262	Boralex, Inc., Class A	37,301
200	Boyd Group Services, Inc.	30,895
677	Brookfield Asset Management Ltd., Class A†,*	19,395
Shares		Value (Note 1)
	Canada (Continued)
422	Brookfield Asset Management Ltd., Class A*	$12,083
4,378	Brookfield Corp.	137,711
1,075	Brookfield Infrastructure Corp., Class A†	41,817
18	Brookfield Reinsurance Ltd.†,*	563
385	BRP, Inc.†	29,353
1,502	Cameco Corp.†	34,045
1,985	Canaccord Genuity Group, Inc.	12,300
1,512	Canada Goose Holdings, Inc.*	26,919
6,070	Canadian Imperial Bank of Commerce	245,535
2,002	Canadian Imperial Bank of Commerce†	80,981
2,151	Canadian National Railway Co.	255,515
10,892	Canadian Natural Resources Ltd.	604,852
1,300	Canadian Pacific Railway Ltd.	96,924
784	Canadian Tire Corp. Ltd., Class A†	81,932
1,300	Canadian Utilities Ltd., Class A	35,188
1,880	Canadian Western Bank†	33,407
1,876	Canfor Corp.*	29,525
700	Canopy Growth Corp.†,*	1,617
1,494	Capital Power Corp.	51,120
4,800	Capstone Copper Corp.†,*	17,513
3,000	Cardinal Energy Ltd.†	16,883
3,900	Cascades, Inc.†	24,368
1,124	CCL Industries, Inc., Class B	48,015
2,966	Celestica, Inc.†,*	33,428
6,625	Cenovus Energy, Inc.	128,537
7,215	Cenovus Energy, Inc.†	140,043
5,235	Centerra Gold, Inc.	27,103
9,000	CES Energy Solutions Corp.†	18,346
1,321	CGI, Inc.*	113,865
4,289	CI Financial Corp.	42,795
900	Cineplex, Inc.†,*	5,351
440	Cogeco Communications, Inc.†	24,954
300	Cogeco, Inc.†	14,085
456	Colliers International Group, Inc.	41,912
2,500	Computer Modelling Group Ltd.	10,764
122	Constellation Software, Inc.	190,475
4,700	Converge Technology Solutions Corp.*	15,933
5,812	Corus Entertainment, Inc., Class B†	9,272

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Canada (Continued)
15,131	Crescent Point Energy Corp.	$108,135
4,900	Crew Energy, Inc.*	20,374
7,600	Denison Mines Corp.†,*	8,700
322	Descartes Systems Group, Inc.*	22,427
1,840	Dollarama, Inc.	107,614
5,200	Doman Building Materials Group Ltd.†	22,083
1,821	Dorel Industries, Inc., Class B†	6,993
1,100	DREAM Unlimited Corp., Class A†	20,659
6,100	Dundee Precious Metals, Inc.	29,329
1,127	Dye & Durham Ltd.	13,659
4,100	ECN Capital Corp.	8,418
3,501	Eldorado Gold Corp.†,*	29,192
6,320	Element Fleet Management Corp.†	86,118
1,763	Emera, Inc.†	67,382
2,538	Empire Co. Ltd., Class A	66,843
8,399	Enbridge, Inc.	328,320
2,415	Endeavour Mining PLC	51,689
2,894	Endeavour Silver Corp.*	9,377
2,494	Enerflex Ltd.	15,730
3,834	Enerplus Corp.	67,675
882	Enghouse Systems Ltd.†	23,431
7,100	Ensign Energy Services, Inc.*	17,881
500	EQB, Inc.	20,949
1,697	Equinox Gold Corp.*	5,566
700	ERO Copper Corp.†,*	9,637
700	Exchange Income Corp.†	27,209
4,400	Extendicare, Inc.†	21,318
216	Fairfax Financial Holdings Ltd.	127,952
2,600	Fiera Capital Corp.	16,668
3,498	Finning International, Inc.†	86,959
2,505	First Majestic Silver Corp.†	20,892
400	First National Financial Corp.†	10,759
5,971	First Quantum Minerals Ltd.	124,756
347	FirstService Corp.	42,493
3,105	Fortis, Inc.	124,246
10,041	Fortuna Silver Mines, Inc.*	37,746
314	Franco-Nevada Corp.	42,821
3,500	Freehold Royalties Ltd.†	40,919
2,000	Frontera Energy Corp.*	18,124
645	George Weston Ltd.	80,025
700	GFL Environmental, Inc.†	20,461
2,300	Gibson Energy, Inc.	40,157
Shares		Value (Note 1)
	Canada (Continued)
571	Gildan Activewear, Inc.	$15,637
1,938	Gildan Activewear, Inc.†	53,101
300	goeasy Ltd.†	23,586
5,700	Gran Tierra Energy, Inc.*	5,683
1,406	Great-West Lifeco, Inc.	32,502
1,700	Home Capital Group, Inc.†	53,461
7,321	Hudbay Minerals, Inc.	36,983
2,098	Hydro One Ltd.†,#	56,200
1,352	iA Financial Corp., Inc.	79,153
3,400	IAMGOLD Corp.†,*	8,713
511	IGM Financial, Inc.	14,266
2,400	Imperial Oil Ltd.	116,950
1,017	Innergex Renewable Energy, Inc.	12,168
1,188	Intact Financial Corp.	171,014
1,545	Interfor Corp.*	23,962
1,600	Invesque, Inc.†,*	1,456
3,868	Ivanhoe Mines Ltd., Class A†,*	30,567
700	Jamieson Wellness, Inc.#	18,141
500	K-Bro Linen, Inc.†	10,081
2,067	Karora Resources, Inc.*	7,099
7,152	Kelt Exploration Ltd.*	26,463
1,948	Keyera Corp.†	42,571
11,598	Kinross Gold Corp.†	47,283
3,700	Knight Therapeutics, Inc.*	14,155
600	Labrador Iron Ore Royalty Corp.	14,880
200	Lassonde Industries, Inc., Class A	16,437
800	Laurentian Bank of Canada†	19,084
1,700	Leon's Furniture Ltd.	21,583
2,310	Lightspeed Commerce, Inc.†,*	33,033
889	Linamar Corp.	40,248
1,161	Loblaw Cos. Ltd.	102,655
8,900	Lucara Diamond Corp.†,*	3,287
1,300	Lundin Gold, Inc.	12,702
13,050	Lundin Mining Corp.	80,093
725	MAG Silver Corp.*	11,332
3,572	Magna International, Inc.	200,655
4,800	Major Drilling Group International, Inc.*	37,294
12,508	Manulife Financial Corp.	223,111
1,530	Maple Leaf Foods, Inc.†	27,628
1,800	Martinrea International, Inc.	14,969
1,895	Medical Facilities Corp.	11,252
8,200	MEG Energy Corp.*	114,158
1,000	Methanex Corp.	37,858

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Canada (Continued)
1,782	Metro, Inc.	$98,668
470	MTY Food Group, Inc.†	19,810
2,700	Mullen Group Ltd.†	29,014
3,340	National Bank of Canada†	225,043
14,800	New Gold, Inc.†,*	14,538
1,740	NFI Group, Inc.	12,234
721	North American Construction Group Ltd.†	9,628
1,126	North West Co., Inc.	29,580
2,521	Northland Power, Inc.	69,132
5,153	Nutrien Ltd.	376,310
385	Nuvei Corp.*#	9,783
5,200	NuVista Energy Ltd.*	47,929
1,300	Obsidian Energy Ltd.*	8,632
18,600	OceanaGold Corp.*	35,442
1,293	Onex Corp.†	62,349
2,115	Open Text Corp.	62,669
1,855	Osisko Gold Royalties Ltd.†	22,359
3,213	Osisko Mining, Inc.*	8,305
3,696	Pan American Silver Corp.	60,326
2,556	Paramount Resources Ltd., Class A†	54,065
2,849	Parex Resources, Inc.	42,398
700	Park Lawn Corp.	13,364
2,535	Parkland Corp.	55,624
1,760	Pason Systems, Inc.	20,720
1,360	Pembina Pipeline Corp.	46,164
4,630	Peyto Exploration & Development Corp.†	47,428
1,800	Pipestone Energy Corp.†	3,988
4,100	PrairieSky Royalty Ltd.†	65,709
280	Precision Drilling Corp.*	21,447
1,100	Premium Brands Holdings Corp.†	66,845
1,959	Primo Water Corp.†	30,412
1,764	Quebecor, Inc., Class B	39,345
1,200	Real Matters, Inc.†,*	3,705
1,900	Restaurant Brands International, Inc.	122,881
745	Richelieu Hardware Ltd.†	19,923
889	Ritchie Bros Auctioneers, Inc.	51,351
2,704	Rogers Communications, Inc., Class B	126,553
500	Rogers Communications, Inc., Class B†	23,420
5,300	Rogers Sugar, Inc.	22,272
10,258	Royal Bank of Canada	964,434
1,740	Russel Metals, Inc.†	36,985
Shares		Value (Note 1)
	Canada (Continued)
2,900	Sandstorm Gold Ltd.	$15,254
1,304	Saputo, Inc.†	32,282
1,585	Savaria Corp.†	16,377
907	Seabridge Gold, Inc.*	11,390
4,547	Secure Energy Services, Inc.	23,608
4,613	Shaw Communications, Inc., Class B	132,905
1,968	ShawCor Ltd.*	19,971
700	Shopify, Inc., Class A*	24,304
1,794	Sienna Senior Living, Inc.†	14,442
300	Sierra Wireless, Inc.*	8,697
1,359	Sleep Country Canada Holdings, Inc.#	23,065
2,819	SNC-Lavalin Group, Inc.†	49,676
400	Spin Master Corp.#	9,843
4,381	SSR Mining, Inc.	68,562
1,100	Stantec, Inc.	52,709
700	Stelco Holdings, Inc.	22,897
1,100	Stella-Jones, Inc.	39,418
1,100	StorageVault Canada, Inc.	4,891
3,756	Sun Life Financial, Inc.	174,352
18,916	Suncor Energy, Inc.	600,133
3,579	Superior Plus Corp.†	29,684
1,699	Surge Energy, Inc.†	11,431
10,300	Tamarack Valley Energy Ltd.	33,928
4,400	Taseko Mines Ltd.*	6,468
3,042	TC Energy Corp.	121,271
7,009	Teck Resources Ltd., Class B	264,996
850	TELUS International CDA, Inc.*	16,780
840	TFI International, Inc.	84,130
287	Thomson Reuters Corp.	32,740
261	Thomson Reuters Corp.†	29,772
3,200	Timbercreek Financial Corp.†	16,804
498	TMX Group Ltd.	49,844
2,171	Torex Gold Resources, Inc.*	24,933
639	Toromont Industries Ltd.	46,113
9,805	Toronto-Dominion Bank	634,863
3,037	Tourmaline Oil Corp.	153,241
6,038	TransAlta Corp.†	54,003
2,812	TransAlta Renewables, Inc.	23,364
2,100	Transcontinental, Inc., Class A†	23,699
12,242	Trican Well Service Ltd.*	33,091
3,001	Tricon Residential, Inc.†	23,139
496	Trisura Group Ltd.†,*	16,591
1,000	Uni-Select, Inc.*	31,640

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Canada (Continued)
2,344	Vermilion Energy, Inc.	$41,496
2,200	Vermilion Energy, Inc.†	38,940
1,800	Wajax Corp.	26,229
635	Waste Connections, Inc.	84,176
272	Waste Connections, Inc.	36,055
2,200	Wesdome Gold Mines Ltd.*	12,154
1,070	West Fraser Timber Co. Ltd.	77,279
12,500	Western Forest Products, Inc.	10,709
1,100	Westshore Terminals Investment Corp.†	18,222
943	Wheaton Precious Metals Corp.	36,842
12,563	Whitecap Resources, Inc.†	99,650
400	Winpak Ltd.†	12,425
952	WSP Global, Inc.	110,450
16,121	Yamana Gold, Inc.	89,535
		16,242,348
	China—0.0%
4,100	BOC Aviation Ltd.,#	34,222
	Denmark—1.9%
2,040	ALK-Abello AS,*	28,206
24,690	Alm Brand AS	39,984
827	Ambu AS, Class B,*	10,595
29	AP Moller—Maersk AS, Class A	64,163
30	AP Moller—Maersk AS, Class B	67,456
2,721	Bang & Olufsen AS,*	3,216
713	Bavarian Nordic AS,*	21,903
994	Carlsberg AS, Class B	132,098
106	Chemometec AS,*	10,536
646	Chr Hansen Holding AS	46,468
1,026	Coloplast AS, Class B	119,927
805	D/S Norden AS	48,438
4,232	Danske Bank AS	83,643
1,139	Demant AS,*	31,571
778	Dfds AS	28,715
1,325	DSV AS	209,141
1,244	FLSmidth & Co. AS	45,073
148	Genmab AS,*	62,657
1,611	GN Store Nord AS	37,047
3,855	H Lundbeck AS	14,456
818	H+H International AS, Class B,*	12,081
3,142	ISS AS,*	66,623
958	Jyske Bank AS, Registered,*	62,237
1,970	Matas AS	19,766
826	Netcompany Group AS,#,*	34,982
Shares		Value (Note 1)
	Denmark (Continued)
266	Nilfisk Holding AS,*	$5,613
742	NKT AS,*	41,806
362	NNIT AS,#,*	3,424
12,082	Novo Nordisk AS, Class B	1,631,387
1,357	Novozymes AS, Class B	68,741
218	NTG Nordic Transport Group AS,*	7,484
877	Orsted AS,#	79,699
1,564	Pandora AS	109,891
376	Per Aarsleff Holding AS	14,181
576	Ringkjoebing Landbobank AS	78,604
80	ROCKWOOL AS, Class A	18,702
137	ROCKWOOl AS, Class B	32,205
980	Royal Unibrew AS	69,873
1,644	Scandinavian Tobacco Group AS,#	28,896
336	Schouw & Co. AS	25,345
664	SimCorp AS	45,708
105	Solar AS, Class B	9,371
1,256	Spar Nord Bank AS	19,237
1,121	Sydbank AS	47,217
857	Topdanmark AS	45,078
543	TORM PLC, Class A	15,508
1,813	Tryg AS	43,154
4,688	Vestas Wind Systems AS	136,386
615	Zealand Pharma AS,*	17,830
		3,896,322
	Finland—1.0%
844	Cargotec Oyj, Class B	37,331
2,048	Caverion Oyj	15,193
1,387	Elisa Oyj	73,434
628	Enento Group Oyj#,*	14,386
25,135	Finnair Oyj*	10,445
945	Fiskars Oyj Abp	15,558
1,373	Fortum Oyj	22,840
1,696	Huhtamaki Oyj	58,095
2,519	Kemira Oyj	38,640
1,396	Kesko Oyj, Class A	30,410
3,759	Kesko Oyj, Class B	82,971
2,038	Kojamo Oyj	30,106
2,164	Kone Oyj, Class B	111,885
1,119	Konecranes Oyj	34,450
1,919	Lassila & Tikanoja Oyj†	21,857
560	Marimekko Oyj	5,251
3,137	Metsa Board Oyj, Class B	29,433

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Finland (Continued)
6,084	Metso Outotec Oyj	$62,599
705	Musti Group Oyj*	11,780
1,876	Neste Oyj	86,391
21,352	Nokia Oyj, ADR	99,073
3,005	Nokian Renkaat Oyj†,	30,816
16,219	Nordea Bank Abp	174,137
281	Olvi Oyj, Class A	9,971
7,100	Oriola Oyj, Class B	13,224
727	Orion Oyj, Class A	39,767
1,150	Orion Oyj, Class B	63,077
14,814	Outokumpu Oyj†,	75,023
7,476	Raisio Oyj , Class V	19,927
667	Revenio Group Oyj	27,560
3,821	Sampo Oyj, Class A	199,683
869	Sanoma Oyj	9,135
5,236	Stora Enso Oyj, Class R	73,704
1,519	Terveystalo Oyj†,#	10,163
1,860	TietoEVRY Oyj	52,802
1,633	Tokmanni Group Corp.	19,735
3,581	UPM-Kymmene Oyj	133,896
775	Uponor Oyj	13,780
559	Vaisala Oyj, Class A	23,606
3,097	Valmet Oyj	83,410
5,616	Wartsila Oyj Abp	47,300
6,293	YIT Oyj	16,571
		2,029,415
	France—5.9%
1,513	ABC arbitrage	10,446
2,915	Accor SA,*	72,860
162	Aeroports de Paris,*	21,711
9,718	Air France-KLM†,*	12,806
1,832	Air Liquide SA	259,645
3,475	Airbus SE	412,974
922	ALD SA†,#	10,620
2,461	Alstom SA†	60,116
397	Alten SA	49,636
514	Amundi SA,#	29,161
1,002	Arkema SA	89,969
820	Atos SE†,*	7,910
368	Aubay	19,204
12,617	AXA SA	351,895
1,320	Beneteau SA	19,980
340	BioMerieux	35,638
5,090	BNP Paribas SA	290,137
Shares		Value (Note 1)
	France (Continued)
5,145	Bollore SE	$28,749
541	Bonduelle SCA†,	7,749
3,865	Bouygues SA†	116,010
2,700	Bureau Veritas SA	71,128
722	Capgemini SE	120,528
7,004	Carrefour SA	117,260
461	Casino Guichard Perrachon SA†,*	4,816
20,011	CGG SA†, ,*	12,951
474	Chargeurs SA	7,144
4,668	Cie de Saint-Gobain	228,107
834	Cie des Alpes,*	12,838
8,132	Cie Generale des Etablissements Michelin SCA	226,197
1,245	Cie Plastic Omnium SA	18,098
2,606	Coface SA	33,866
7,672	Credit Agricole SA	80,737
1,317	Danone SA	69,404
150	Dassault Aviation SA	25,402
1,755	Dassault Systemes SE	62,925
3,271	Derichebourg SA	19,328
1,479	Edenred	80,553
1,244	Eiffage SA	122,404
2,146	Electricite de France SA	27,566
1,532	Elior Group SA#,*	5,412
5,099	Elis SA	75,433
16,086	Engie SA	230,531
228	Eramet SA	20,465
687	EssilorLuxottica SA	124,429
4,202	Etablissements Maurel et Prom SA	18,060
654	Eurazeo SE	40,674
216	Euroapi SA†, ,*	3,202
1,263	Eurofins Scientific SE†,	90,664
820	Euronext NV,#	60,706
5,262	Eutelsat Communications SA†	39,204
2,957	Faurecia SE*	44,726
539	Fnac Darty SA	19,871
451	Gaztransport Et Technigaz SA	48,181
2,345	Getlink SE	37,590
143	Hermes International	221,192
77	ID Logistics Group,*	22,090
743	Imerys SA	28,903
437	Interparfums SA	26,009
632	Ipsen SA	67,991
810	IPSOS	50,723

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	France (Continued)
530	Jacquet Metals SACA	$9,486
1,625	JCDecaux SE,*	30,824
685	Kaufman & Broad SA†	20,128
639	Kering SA	325,250
1,540	Korian SA	16,683
874	L'Oreal SA	312,107
1,095	La Francaise des Jeux SAEM,#	44,049
454	Lectra†	17,107
1,778	Legrand SA	142,402
518	LISI	10,790
1,783	LVMH Moet Hennessy Louis Vuitton SE	1,297,665
971	Maisons du Monde SA†,#	12,213
444	Mersen SA	17,942
529	Metropole Television SA†	8,692
554	Neoen SA,#	22,304
594	Nexans SA	53,697
1,338	Nexity SA	37,325
28,734	Orange SA†	285,468
676	Orpea SA†,*	4,466
320	Pernod-Ricard SA	62,942
1,901	Publicis Groupe SA	120,915
993	Quadient SA	14,637
205	Remy Cointreau SA	34,584
2,121	Renault SA,*	71,007
4,680	Rexel SA,*	92,379
1,246	Rothschild & Co.	49,817
995	Rubis SCA	26,201
738	Safran SA	92,366
2,382	Sanofi	229,075
108	Sartorius Stedim Biotech	34,972
200	Savencia SA	12,503
1,694	Schneider Electric SE	237,040
2,906	SCOR SE	66,849
432	SEB SA	36,185
7,893	SES SA	51,455
721	Societe BIC SA	49,356
7,241	Societe Generale SA	181,996
106	Societe LDC SA	12,198
302	Societe pour l'Informatique Industrielle	14,661
794	Sodexo SA†,	76,052
287	SOITEC,*	46,958
109	Somfy SA	16,685
344	Sopra Steria Group SACA	51,995
Shares		Value (Note 1)
	France (Continued)
2,556	SPIE SA	$66,651
130	Stef SA	12,608
1,697	STMicroelectronics NV†	60,362
3,434	STMicroelectronics NV	121,287
218	Sword Group	9,194
4,532	Technicolor Creative Studios SA†,*	1,085
2,982	Technip Energies NV	46,828
404	Teleperformance	96,309
2,268	Television Francaise 1	17,371
428	Thales SA	54,658
99	Thermador Groupe	9,135
491	Tikehau Capital SCA	12,746
28,588	TotalEnergies SE	1,794,808
198	Trigano SA†,	27,045
2,151	Ubisoft Entertainment SA,*	60,810
5,801	Valeo SA	103,702
1,461	Vallourec SA†, ,*	19,189
4,532	Vantiva SA†,*	996
4,260	Veolia Environnement SA	109,443
1,229	Verallia SA,#	41,678
436	Vicat SA	10,944
86	Vilmorin & Cie SA	4,202
3,936	Vinci SA	393,058
95	Virbac SA	23,186
6,270	Vivendi SE	59,828
988	Voltalia SA*	18,043
385	Wavestone	17,783
1,633	Worldline SA,#,*	63,856
1,412	X-Fab Silicon Foundries SE,#,*	9,998
		12,142,753
	Germany—4.7%
696	1&1 AG	8,642
2,605	7C Solarparken AG	11,907
1,887	Aareal Bank AG,*	64,638
79	Adesso SE	11,146
1,179	adidas AG	160,862
536	ADVA Optical Networking SE*	12,657
434	AIXTRON SE	12,530
2,763	Allianz SE, Registered	594,192
52	Amadeus Fire AG	6,435
10,081	Aroundtown SA	23,557
90	Atoss Software AG	13,411
408	Aurubis AG	33,350

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Germany (Continued)
1,862	Auto1 Group SE,#,*	$15,547
10,009	BASF SE	497,028
546	Basler AG	17,271
461	Bauer AG,*	2,842
9,546	Bayer AG, Registered	493,810
2,635	Bayerische Motoren Werke AG	235,184
474	BayWa AG	21,919
1,075	Bechtle AG	38,043
775	Befesa SA,#	37,382
242	Beiersdorf AG	27,770
1,136	Bilfinger SE	32,930
1,628	Borussia Dortmund GmbH & Co. KGaA,*	6,455
2,332	Brenntag SE	149,078
603	CANCOM SE	17,660
309	Carl Zeiss Meditec AG, Bearer Shares	38,998
3,791	CECONOMY AG	7,536
159	Cewe Stiftung & Co. KGAA	15,097
18,274	Commerzbank AG,*	172,844
270	CompuGroup Medical SE & Co. KgaA	10,399
1,609	Continental AG	96,417
3,156	Covestro AG,#	123,478
1,025	CropEnergies AG	14,286
886	CTS Eventim AG & Co. KGaA,*	56,526
3,481	Daimler Truck Holding AG,*	107,856
561	Delivery Hero SE,#,*	26,891
182	Dermapharm Holding SE	7,310
12,553	Deutsche Bank AG, Registered	142,532
730	Deutsche Beteiligungs AG	21,802
716	Deutsche Boerse AG	123,704
9,773	Deutsche Lufthansa AG, Registered,*	81,234
3,746	Deutsche Pfandbriefbank AG,#	29,152
9,550	Deutsche Post AG, Registered	359,638
38,581	Deutsche Telekom AG, Registered	769,731
667	Deutsche Wohnen SE	14,198
3,473	Deutz AG	15,042
889	Duerr AG	29,995
364	DWS Group GmbH & Co. KGaA,#	11,830
29,223	E.ON SE	291,984
465	Eckert & Ziegler Strahlen- und Medizintechnik AG	23,096
185	Elmos Semiconductor SE	10,615
Shares		Value (Note 1)
	Germany (Continued)
1,760	Encavis AG	$34,826
101	Energiekontor AG	8,325
2,788	Evonik Industries AG	53,525
1,228	Evotec SE*	20,059
334	Fielmann AG	13,236
472	flatexDEGIRO AG,*	3,196
479	Fraport AG Frankfurt Airport Services Worldwide,*	19,510
2,143	Freenet AG	46,843
2,486	Fresenius Medical Care AG & Co. KGaA	81,351
4,056	Fresenius SE & Co. KGaA	113,971
496	FUCHS PETROLUB SE	14,760
1,192	GEA Group AG	48,742
652	Gerresheimer AG	43,830
287	Gesco AG	7,404
455	GFT Technologies SE	16,535
1,489	Grand City Properties SA	14,648
738	Hamburger Hafen und Logistik AG	9,401
336	Hannover Rueck SE	66,719
243	Hapag-Lloyd AG,#	46,197
1,959	HeidelbergCement AG	111,729
6,593	Heidelberger Druckmaschinen AG,*	10,417
2,618	HelloFresh SE,*	57,534
462	Henkel AG & Co. KGaA	29,796
760	Hensoldt AG	17,979
426	HOCHTIEF AG	24,023
322	Hornbach Holding AG & Co. KGaA	26,627
1,048	HUGO BOSS AG	60,758
38	Hypoport SE,*	3,962
721	Indus Holding AG	16,941
6,369	Infineon Technologies AG	193,827
790	Instone Real Estate Group SE,#	6,824
788	Jenoptik AG	21,560
268	JOST Werke AG,#	15,090
828	KION Group AG	23,727
571	Knorr-Bremse AG	31,197
434	Koenig & Bauer AG,*	7,563
959	Kontron AG	15,696
326	Krones AG	36,641
131	KWS Saat SE & Co. KGaA	8,989
1,173	LANXESS AG	47,337

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Germany (Continued)
1,029	LEG Immobilien SE	$67,037
9,184	Mercedes-Benz Group AG	603,624
675	Merck KGaA	130,710
3,251	METRO AG,*	31,755
2,085	MLP SE	11,472
279	MTU Aero Engines AG	60,388
253	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered	82,330
147	Nagarro SE,*	17,404
766	Nemetschek SE	39,104
33	New Work SE	5,391
188	Nexus AG	11,229
1,438	Nordex SE,*	20,319
1,039	Norma Group SE	18,907
390	OHB SE	13,464
471	PATRIZIA SE	5,223
53	Pfeiffer Vacuum Technology AG	9,736
2,884	ProSiebenSat.1 Media SE	25,778
1,366	Puma SE	82,909
458	PVA TePla AG,*	9,099
1,192	QIAGEN NV,*	59,984
51	Rational AG	30,299
606	Rheinmetall AG	120,689
809	RTL Group SA	34,155
2,548	RWE AG	113,437
1,686	SAF-Holland SE	15,909
523	Salzgitter AG	15,967
1,175	SAP SE	121,237
826	Scout24 SE,#	41,495
25	Secunet Security Networks AG	5,256
2,542	SGL Carbon SE,*	18,857
2,959	Siemens AG, Registered	410,629
2,640	Siemens Energy AG,*	49,667
443	Siemens Healthineers AG,#	22,160
279	Siltronic AG	20,353
337	Sixt SE	31,006
1,430	Software AG	37,075
638	Stabilus SE	42,957
286	STRATEC SE	24,829
324	Stroeer SE & Co. KGaA	15,108
1,626	Suedzucker AG	28,441
666	Symrise AG	72,468
2,651	Synlab AG	32,152
2,135	TAG Immobilien AG	13,815
Shares		Value (Note 1)
	Germany (Continued)
1,202	Takkt AG	$17,422
729	Talanx AG	34,585
1,776	TeamViewer AG,#,*	22,899
420	Technotrans SE	11,442
21,504	Telefonica Deutschland Holding AG	53,013
8,985	thyssenkrupp AG	54,784
2,447	United Internet AG, Registered	49,480
426	VERBIO Vereinigte BioEnergie AG	27,634
622	Vitesco Technologies Group AG,*	36,121
542	Volkswagen AG	85,664
4,905	Vonovia SE	115,617
257	Vossloh AG	10,757
236	Wacker Chemie AG	30,164
904	Wacker Neuson SE	15,812
209	Washtec AG	7,718
959	Wuestenrot & Wuerttembergische AG	15,850
714	Zalando SE,#,*	25,306
11	ZEAL Network SE*,§	331
		9,818,155
	Hong Kong—1.8%
67,400	AIA Group Ltd.	749,517
7,400	ASMPT Ltd.	52,759
27,040	Bank of East Asia Ltd.	32,772
28,000	BOC Hong Kong Holdings Ltd.	95,420
9,600	Budweiser Brewing Co. APAC Ltd.,#	30,194
10,000	Cafe de Coral Holdings Ltd.	19,089
26,181	Cathay Pacific Airways Ltd.,*	28,578
15,000	Chow Sang Sang Holdings International Ltd.	19,871
20,400	Chow Tai Fook Jewellery Group Ltd.	41,608
56,000	CITIC Telecom International Holdings Ltd.	19,012
10,906	CK Asset Holdings Ltd.	67,137
24,000	CK Hutchison Holdings Ltd.	144,053
6,000	CK Infrastructure Holdings Ltd.	31,401
11,000	CLP Holdings Ltd.	80,258
8,000	Cowell e Holdings, Inc.*	11,131
6,000	Dah Sing Banking Group Ltd.	4,305
4,800	Dah Sing Financial Holdings Ltd.	11,118
16,000	EC Healthcare	16,460

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Hong Kong (Continued)
78,750	Esprit Holdings Ltd.,*	$8,475
7,400	ESR Group Ltd.,#	15,529
61,642	Far East Consortium International Ltd.	14,768
58,000	First Pacific Co. Ltd.	17,314
41,000	FIT Hon Teng Ltd.#,*	10,768
5,000	Galaxy Entertainment Group Ltd.	33,054
40,000	Giordano International Ltd.	8,866
7,361	Great Eagle Holdings Ltd.	16,183
142,000	Guotai Junan International Holdings Ltd.	13,099
118,800	Haitong International Securities Group Ltd.,*	13,242
8,000	Hang Lung Group Ltd.	14,697
23,000	Hang Lung Properties Ltd.	44,966
2,200	Hang Seng Bank Ltd.	36,585
8,500	Henderson Land Development Co. Ltd.	29,675
24,500	HK Electric Investments & HK Electric Investments Ltd.	16,228
35,000	HKBN Ltd.	22,555
19,200	HKR International Ltd.	6,027
56,000	HKT Trust & HKT Ltd.	68,660
83,457	Hong Kong & China Gas Co. Ltd.	79,336
7,706	Hong Kong Exchanges & Clearing Ltd.	332,904
19,000	Hong Kong Technology Venture Co. Ltd.	13,072
14,179	Hongkong & Shanghai Hotels Ltd.,*	14,750
50,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	7,815
9,000	Hysan Development Co. Ltd.	29,172
41,000	IGG, Inc.,*	15,233
5,602	Johnson Electric Holdings Ltd.	7,055
37,000	K Wah International Holdings Ltd.	12,846
7,000	Kerry Logistics Network Ltd.	12,591
13,500	Kerry Properties Ltd.	29,403
9,000	Kowloon Development Co. Ltd.	8,498
5,750	L'Occitane International SA	17,938
38,400	Landing International Development Ltd.,*	1,230
11,000	Luk Fook Holdings International Ltd.	32,695
26,800	Man Wah Holdings Ltd.	26,678
Shares		Value (Note 1)
	Hong Kong (Continued)
480,000	Mason Group Holdings Ltd.,*	$1,845
11,000	Melco International Development Ltd.,*	11,922
6,185	MTR Corp. Ltd.	32,766
10,094	NagaCorp Ltd.,*	8,897
14,000	New World Development Co. Ltd.	39,460
44,000	NewOcean Energy Holdings Ltd.,*,§	82
38,000	NWS Holdings Ltd.	32,862
22,000	Oriental Watch Holdings	11,500
196,000	Pacific Basin Shipping Ltd.	66,292
7,128	Pacific Century Premium Developments Ltd.,*	342
29,000	Pacific Textiles Holdings Ltd.	9,511
59,789	PCCW Ltd.	26,963
10,000	Power Assets Holdings Ltd.	54,769
4,800	PRADA SpA	27,120
15,600	Samsonite International SA,#,*	41,071
9,600	Sands China Ltd.,*	31,855
12,000	Shangri-La Asia Ltd.,*	9,839
100,000	Shun Tak Holdings Ltd.,*	21,523
138,000	Singamas Container Holdings Ltd.	12,906
44,090	Sino Land Co. Ltd.	55,130
21,000	SITC International Holdings Co. Ltd.	46,706
31,250	SJM Holdings Ltd.,*	18,096
13,500	SmarTone Telecommunications Holdings Ltd.	8,146
11,500	Stella International Holdings Ltd.	10,829
31,000	Sun Hung Kai & Co. Ltd.	11,637
7,000	Sun Hung Kai Properties Ltd.	95,779
27,000	SUNeVision Holdings Ltd.	14,597
4,500	Swire Pacific Ltd., Class A	39,607
15,000	Swire Pacific Ltd., Class B	20,409
6,200	Swire Properties Ltd.	15,759
11,000	Techtronic Industries Co. Ltd.	122,748
12,000	Television Broadcasts Ltd.,*	5,673
18,500	Texhong Textile Group Ltd.	14,813
7,600	Transport International Holdings Ltd.	11,139
30,000	United Laboratories International Holdings Ltd.	18,833
32,000	Value Partners Group Ltd.	11,807
12,000	Vitasoy International Holdings Ltd.	24,690
24,000	VSTECS Holdings Ltd.	13,836

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Hong Kong (Continued)
3,500	VTech Holdings Ltd.	$22,555
135,326	WH Group Ltd.,#	78,712
11,000	Wharf Real Estate Investment Co. Ltd.	64,122
27,000	Xinyi Glass Holdings Ltd.	50,296
14,500	Yue Yuen Industrial Holdings Ltd.	20,360
29,000	Zensun Enterprises Ltd.,*	5,164
		3,729,558
	Ireland—0.4%
12,093	AIB Group PLC	46,809
12,674	Bank of Ireland Group PLC	120,745
10,801	Cairn Homes PLC	10,036
3,828	CRH PLC	151,655
4,547	CRH PLC, ADR†	180,925
2,359	Dalata Hotel Group PLC,*	8,257
39	FBD Holdings PLC	461
475	Flutter Entertainment PLC,*	64,982
3,602	Glanbia PLC	45,961
7,929	Glenveagh Properties PLC,#,*	7,180
1,946	Irish Continental Group PLC	8,916
526	Kerry Group PLC, Class A	47,432
1,303	Kingspan Group PLC	70,549
3,377	Smurfit Kappa Group PLC	124,931
		888,839
	Israel—0.7%
182	AFI Properties Ltd.,*	5,385
734	Airport City Ltd.,*	11,748
1,386	Alony Hetz Properties & Investments Ltd.	14,116
160	Alrov Properties & Lodgings Ltd.	8,407
2,317	Amot Investments Ltd.	13,612
471	Ashtrom Group Ltd.	8,802
277	AudioCodes Ltd.	4,956
2,639	Azorim-Investment Development & Construction Co. Ltd.	8,476
154	Azrieli Group Ltd.	10,234
8,099	Bank Hapoalim BM	73,085
15,548	Bank Leumi Le-Israel BM	129,644
22,557	Bezeq The Israeli Telecommunication Corp. Ltd.	38,920
92	Big Shopping Centers Ltd.,*	9,422
124	Blue Square Real Estate Ltd.	7,320
63	Brack Capital Properties NV,*	6,540
Shares		Value (Note 1)
	Israel (Continued)
726	Camtek Ltd.,*	$15,728
2,356	Cellcom Israel Ltd.,*	12,373
1,006	Clal Insurance Enterprises Holdings Ltd.,*	16,937
66	Danel Adir Yeoshua Ltd.	5,163
764	Delek Automotive Systems Ltd.	8,957
153	Delek Group Ltd.,*	16,845
611	Delta Galil Ltd.	25,604
96	Elbit Systems Ltd.	15,748
30	Electra Ltd.	16,216
986	Electra Real Estate Ltd.	9,481
4,030	Energix-Renewable Energies Ltd.	12,703
8,990	Enlight Renewable Energy Ltd.,*	18,414
567	Equital Ltd.,*	16,879
166	Fattal Holdings 1998 Ltd.,*	14,021
699	First International Bank Of Israel Ltd.	27,641
122	Formula Systems 1985 Ltd., ADR	8,649
294	Fox Wizel Ltd.	26,932
1,517	Gav-Yam Lands Corp. Ltd.	11,825
2,147	Harel Insurance Investments & Financial Services Ltd.	18,941
313	Hilan Ltd.	15,529
5,268	ICL Group Ltd.	38,141
275	IDI Insurance Co. Ltd.	5,946
135	IES Holdings Ltd.	9,175
2,482	Inrom Construction Industries Ltd.	9,433
6,972	Isracard Ltd.	20,269
2,814	Israel Canada T.R Ltd.	6,124
10,322	Israel Discount Bank Ltd., Class A	54,266
50	Isras Investment Co. Ltd.	9,601
302	Kenon Holdings Ltd.	10,018
521	Lapidoth Capital Ltd.	9,467
325	M Yochananof & Sons Ltd.	17,521
909	Magic Software Enterprises Ltd.	14,408
1,175	Matrix IT Ltd.	24,616
1,507	Maytronics Ltd.	15,005
4,151	Mediterranean Towers Ltd.	9,621
252	Mega Or Holdings Ltd.	6,954
298	Melisron Ltd.	21,330
526	Menora Mivtachim Holdings Ltd.	10,255
12,957	Migdal Insurance & Financial Holdings Ltd.,*	14,781
8,220	Mivne Real Estate KD Ltd.	26,191
1,207	Mizrahi Tefahot Bank Ltd.	39,110

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Israel (Continued)
2,005	Naphtha Israel Petroleum Corp. Ltd.,*	$9,263
156	Nice Ltd.,*	30,178
12	Nice Ltd., ADR†,*	2,308
130	Nova Ltd.,*	10,562
70,417	Oil Refineries Ltd.	24,660
1,226	One Software Technologies Ltd.	17,062
1,134	OPC Energy Ltd.,*	12,646
2,397	Partner Communications Co. Ltd.,*	17,382
282	Paz Oil Co. Ltd.,*	35,131
499	Perion Network Ltd.,*	12,490
3,099	Phoenix Holdings Ltd.	33,061
282	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	19,735
313	Scope Metals Group Ltd.	11,674
1,415	Shapir Engineering and Industry Ltd.	11,183
5,468	Shikun & Binui Ltd.,*	15,322
2,661	Shufersal Ltd.	15,360
700	Strauss Group Ltd.	18,578
1,314	Summit Real Estate Holdings Ltd.	16,597
67	Tadiran Group Ltd.	6,721
526	Tera Light Ltd.,*	713
2,579	Teva Pharmaceutical Industries Ltd., ADR*	23,520
862	Tower Semiconductor Ltd.*	37,238
171	YH Dimri Construction & Development Ltd.	10,634
		1,429,503
	Italy—1.7%
23,194	A2A SpA	30,911
1,164	ACEA SpA	16,098
1,290	Amplifon SpA†,	38,416
6,692	Anima Holding SpA,#	26,806
7,433	Assicurazioni Generali SpA	132,200
1,709	Azimut Holding SpA	38,289
1,239	Banca Generali SpA†	42,521
801	Banca IFIS SpA	11,412
2,201	Banca Mediolanum SpA	18,373
9,396	Banca Popolare di Sondrio SPA	38,019
21,761	Banco BPM SpA	77,662
2,332	BFF Bank SpA,#	18,498
26,017	BPER Banca†	53,430
2,680	Brembo SpA	29,979
732	Brunello Cucinelli SpA	54,145
Shares		Value (Note 1)
	Italy (Continued)
1,230	Buzzi Unicem SpA†,	$23,700
3,016	Cairo Communication SpA	4,804
1,300	Carel Industries SpA,#	32,702
27,159	CIR SpA-Compagnie Industriali,*	12,632
7,842	CNH Industrial NV	125,623
3,914	Credito Emiliano SpA	27,778
51,958	d'Amico International Shipping SA,*	20,746
660	Danieli & C Officine Meccaniche SpA†	14,695
3,500	Davide Campari-Milano NV	35,533
432	De' Longhi SpA†	9,702
253	DiaSorin SpA†	35,316
3,319	Enav SpA,#	14,069
43,401	Enel SpA	233,687
26,813	Eni SpA	381,334
741	Ferrari NV	158,799
18,781	Fincantieri SpA*	10,665
4,611	FinecoBank Banca Fineco SpA	76,604
725	Gruppo MutuiOnline SpA†	20,426
11,797	Hera SpA	31,810
1,991	Infrastrutture Wireless Italiane SpA,#	20,064
924	Interpump Group SpA	41,700
76,753	Intesa Sanpaolo SpA	170,729
9,018	Iren SpA	14,171
7,345	Italgas SpA	40,806
6,402	Iveco Group NV,*	38,089
7,160	Leonardo SpA	61,775
15,202	MediaForEurope NV, Class A†	5,881
8,088	MediaForEurope NV, Class B†	4,861
5,161	Mediobanca Banca di Credito Finanziario SpA	49,633
1,242	Moncler SpA	65,810
3,909	Nexi SpA†,#,*	30,822
9,750	OVS SpA#	21,980
7,136	Piaggio & C SpA	21,419
8,299	Pirelli & C SpA,#	35,570
3,814	Poste Italiane SpA,#	37,259
1,584	Prysmian SpA	58,769
2,926	RAI Way SpA,#	16,945
1,030	Recordati Industria Chimica e Farmaceutica SpA	42,724
272	Reply SpA	31,154
514	Salvatore Ferragamo SpA†	9,073

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Italy (Continued)
10,551	Saras SpA,*	$12,977
103	Sesa SpA	12,790
13,350	Snam SpA	64,693
575	SOL SpA	10,895
1,456	Stellantis NV†	20,675
20,599	Stellantis NV	292,474
3,313	Tamburi Investment Partners SpA†	25,924
2,650	Technogym SpA,#	20,282
151,273	Telecom Italia SpA,*	35,026
1,807	Tenaris SA	31,500
1,050	Tenaris SA, ADR	36,918
8,668	Terna—Rete Elettrica Nazionale	64,023
10,905	UniCredit SpA	154,927
7,073	Unipol Gruppo SpA	34,510
9,399	UnipolSai Assicurazioni SpA†	23,161
		3,557,393
	Japan—15.7%
1,200	77 Bank Ltd.	20,207
2,700	A&D HOLON Holdings Co. Ltd.	20,923
600	ABC-Mart, Inc.	34,151
4,900	Acom Co. Ltd.	11,798
1,200	Adastria Co. Ltd.	21,442
1,500	ADEKA Corp.	24,733
1,200	Advantest Corp.	77,537
4,200	Aeon Co. Ltd.	89,063
1,100	Aeon Delight Co. Ltd.	25,396
2,900	AEON Financial Service Co. Ltd.†,	30,936
2,100	Aeon Mall Co. Ltd.	27,282
2,300	AGC, Inc.†	77,023
1,300	Ai Holdings Corp.†	20,752
700	Aica Kogyo Co. Ltd.	16,695
2,900	Aida Engineering Ltd.	17,214
8,600	Aiful Corp.	26,015
300	Ain Holdings, Inc.	13,807
3,100	Air Water, Inc.	36,258
2,500	Aisin Corp.	67,243
1,900	Ajinomoto Co., Inc.	58,358
1,200	Alconix Corp.	12,106
1,400	Alfresa Holdings Corp.	17,879
5,000	Alps Alpine Co. Ltd.	45,603
2,700	Amada Co. Ltd.	21,272
1,000	Amano Corp.	18,539
1,600	ANA Holdings, Inc.,*	34,136
1,500	Anritsu Corp.	14,653
Shares		Value (Note 1)
	Japan (Continued)
1,100	AOKI Holdings, Inc.†	$5,733
900	Aoyama Trading Co. Ltd.	6,295
1,800	Aozora Bank Ltd.†	35,591
500	Arata Corp.	15,982
1,200	ARCLANDS Corp.	14,337
1,000	Arcs Co. Ltd.	16,733
400	Argo Graphics, Inc.	11,338
1,400	Arisawa Manufacturing Co. Ltd.†,	13,857
300	Aruhi Corp.†	2,313
200	As One Corp.	8,778
1,800	Asahi Diamond Industrial Co. Ltd.	9,258
2,300	Asahi Group Holdings Ltd.†,	72,186
2,000	Asahi Holdings, Inc.	29,336
1,600	Asahi Intecc Co. Ltd.	26,382
15,000	Asahi Kasei Corp.	107,597
700	ASAHI YUKIZAI Corp.	14,940
1,200	Asanuma Corp.	27,614
1,100	Asics Corp.	24,424
1,400	ASKUL Corp.	18,231
5,600	Astellas Pharma, Inc.	85,617
1,600	Autobacs Seven Co. Ltd.	17,604
800	Avex, Inc.	10,265
800	Awa Bank Ltd.	12,996
400	Axial Retailing, Inc.	10,332
1,000	AZ-COM MARUWA Holdings, Inc.†	12,001
1,100	Azbil Corp.	27,869
1,100	Bandai Namco Holdings, Inc.	69,685
600	Bank of Kyoto Ltd.	26,791
1,300	Bank of the Ryukyus Ltd.	8,648
1,000	BayCurrent Consulting, Inc.	31,355
300	Belc Co. Ltd.	13,144
1,300	Bell System24 Holdings, Inc.	13,501
1,300	Belluna Co. Ltd.†	6,736
1,000	Benefit One, Inc.	14,729
800	Benesse Holdings, Inc.	12,228
1,500	Bic Camera, Inc.†	14,653
900	BIPROGY, Inc.	22,939
500	BML, Inc.	12,782
5,400	Bridgestone Corp.†,	193,016
4,000	Broadleaf Co. Ltd.†	13,380
2,800	Brother Industries Ltd.	42,819
3,200	Bunka Shutter Co. Ltd.	27,016
400	C Uyemura & Co. Ltd.	18,531
1,700	Calbee, Inc.	38,756

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
900	Canon Electronics, Inc.†,	$10,396
1,200	Canon Marketing Japan, Inc.	27,330
4,200	Canon, Inc.†,	91,383
1,000	Capcom Co. Ltd.	32,079
2,700	Casio Computer Co. Ltd.	27,630
600	Central Glass Co. Ltd.	12,847
500	Central Japan Railway Co.	61,738
3,700	Chiba Bank Ltd.	27,121
7,600	Chiyoda Corp.*	20,789
600	Chofu Seisakusho Co. Ltd.	8,782
3,800	Chubu Electric Power Co., Inc.	39,436
700	Chudenko Corp.	11,137
4,200	Chugai Pharmaceutical Co. Ltd.	107,784
3,900	Chugoku Electric Power Co., Inc.†, ,*	20,059
2,300	Chugoku Marine Paints Ltd.†	16,719
5,400	Citizen Watch Co. Ltd.†	24,400
1,300	CKD Corp.	18,612
2,600	Coca-Cola Bottlers Japan Holdings, Inc.†,	28,468
600	Colowide Co. Ltd.†	8,124
900	COMSYS Holdings Corp.	15,876
1,300	Comture Corp.†	23,803
8,000	Concordia Financial Group Ltd.	33,526
1,200	Cosmo Energy Holdings Co. Ltd.	31,911
200	Cosmos Pharmaceutical Corp.	20,329
1,500	Create Restaurants Holdings, Inc.†	10,401
600	Create SD Holdings Co. Ltd.	15,110
1,900	Credit Saison Co. Ltd.	24,626
600	CTI Engineering Co. Ltd.	14,675
3,600	CyberAgent, Inc.†	32,039
1,700	Cybozu, Inc.†	31,399
1,700	Dai Nippon Printing Co. Ltd.	34,326
500	Dai-Dan Co. Ltd.	8,351
8,900	Dai-ichi Life Holdings, Inc.	203,037
6,500	Daicel Corp.	47,299
3,700	Daido Metal Co. Ltd.	13,448
600	Daido Steel Co. Ltd.	19,727
900	Daifuku Co. Ltd.	42,380
500	Daihen Corp.	14,744
700	Daiho Corp.†	20,988
300	Daiichi Jitsugyo Co. Ltd.	10,058
1,100	Daiichi Sankyo Co. Ltd.	35,622
1,900	Daiki Aluminium Industry Co. Ltd.†	17,966
Shares		Value (Note 1)
	Japan (Continued)
800	Daikin Industries Ltd.	$123,133
1,400	Daikyonishikawa Corp.	5,942
4,000	Daio Paper Corp.	30,844
480	Daiseki Co. Ltd.	16,605
400	Daishi Hokuetsu Financial Group, Inc.	8,741
700	Daito Trust Construction Co. Ltd.	72,219
5,300	Daiwa House Industry Co. Ltd.	122,727
9,500	Daiwa Securities Group, Inc.	42,201
2,500	Daiwabo Holdings Co. Ltd.	37,069
2,200	DCM Holdings Co. Ltd.	20,149
1,200	DeNA Co. Ltd.†,	16,148
1,300	Denka Co. Ltd.	29,964
2,300	Denso Corp.	114,544
1,900	Dentsu Group, Inc.†	60,008
1,000	Dexerials Corp.†	19,430
1,200	DIC Corp.†	21,268
400	Digital Arts, Inc.	16,977
300	Digital Garage, Inc.	10,458
700	dip Corp.	20,215
200	Disco Corp.	57,528
1,800	DMG Mori Co. Ltd.†	24,070
1,100	Doutor Nichires Holdings Co. Ltd.	14,408
1,100	Dowa Holdings Co. Ltd.	34,784
600	DTS Corp.	13,633
1,000	Duskin Co. Ltd.	22,798
400	DyDo Group Holdings, Inc.†	14,508
1,100	Eagle Industry Co. Ltd.	8,985
300	Earth Corp.†,	11,567
1,100	East Japan Railway Co.†,	63,030
1,400	Ebara Corp.	50,351
2,100	EDION Corp.†	20,578
1,000	eGuarantee, Inc.	18,615
500	Eiken Chemical Co. Ltd.	6,511
600	Eisai Co. Ltd.	39,793
300	Eizo Corp.	7,829
600	Elecom Co. Ltd.	6,172
1,700	Electric Power Development Co. Ltd.	27,150
700	en-Japan, Inc.	12,929
43,600	ENEOS Holdings, Inc.	148,833
1,500	eRex Co. Ltd.†,	24,825
1,000	Exedy Corp.	12,313
1,900	EXEO Group, Inc.	32,545
1,000	Ezaki Glico Co. Ltd.†	27,583

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
900	Fancl Corp.	$18,433
700	FANUC Corp.	105,795
300	Fast Retailing Co. Ltd.	184,083
1,100	FCC Co. Ltd.	11,324
1,100	Ferrotec Holdings Corp.	23,359
1,300	Food & Life Cos. Ltd.	25,735
900	Foster Electric Co. Ltd.	5,699
800	FP Corp.	23,103
1,100	Fudo Tetra Corp.	12,547
1,600	Fuji Corp.	23,529
1,000	Fuji Electric Co. Ltd.	38,327
500	Fuji Kyuko Co. Ltd.	18,211
1,600	Fuji Media Holdings, Inc.	13,094
700	Fuji Oil Holdings, Inc.	10,870
700	Fuji Seal International, Inc.	9,009
500	Fuji Soft, Inc.†	28,802
400	Fujibo Holdings, Inc.	9,814
700	Fujicco Co. Ltd.	10,214
1,600	FUJIFILM Holdings Corp.	80,768
4,100	Fujikura Ltd.	31,365
300	Fujimi, Inc.	14,287
500	Fujimori Kogyo Co. Ltd.	11,544
600	Fujitsu General Ltd.	14,470
1,200	Fujitsu Ltd.	161,064
400	Fukuda Denshi Co. Ltd.	13,913
800	Fukui Computer Holdings, Inc.	16,105
2,200	Fukuoka Financial Group, Inc.	50,373
500	Fukushima Galilei Co. Ltd.	15,982
600	Fukuyama Transporting Co. Ltd.	14,013
1,200	FULLCAST Holdings Co. Ltd.	25,821
1,000	Funai Soken Holdings, Inc.†	20,710
900	Furukawa Co. Ltd.	8,675
1,200	Furukawa Electric Co. Ltd.	22,621
1,200	Furuno Electric Co. Ltd.	8,860
400	Fuso Chemical Co. Ltd.	10,363
800	Futaba Corp.	3,237
2,000	Future Corp.†,	25,099
500	Fuyo General Lease Co. Ltd.	32,841
800	G-7 Holdings, Inc.	10,082
2,200	G-Tekt Corp.	24,189
800	Geo Holdings Corp.	13,289
700	GLOBERIDE, Inc.	13,633
1,000	Glory Ltd.	16,717
900	GMO internet group, Inc.	16,911
300	GMO Payment Gateway, Inc.	24,962
Shares		Value (Note 1)
	Japan (Continued)
700	Goldcrest Co. Ltd.	$8,966
400	Goldwin, Inc.	29,107
1,000	GS Yuasa Corp.	16,154
1,100	GungHo Online Entertainment, Inc.	17,870
4,900	Gunma Bank Ltd.	18,817
600	Gunze Ltd.	19,293
1,500	H.U. Group Holdings, Inc.	32,928
1,700	H2O Retailing Corp.	16,710
5,000	Hachijuni Bank Ltd.	20,916
2,900	Hakuhodo DY Holdings, Inc.	29,389
600	Halows Co. Ltd.	13,308
800	Hamakyorex Co. Ltd.	19,171
600	Hamamatsu Photonics KK	28,894
1,600	Hankyu Hanshin Holdings, Inc.	47,790
800	Hanwa Co. Ltd.	22,828
300	Harmonic Drive Systems, Inc.†	8,492
3,500	Haseko Corp.	39,283
3,500	Hazama Ando Corp.†	22,428
1,200	Heiwa Corp.	22,722
600	Heiwa Real Estate Co. Ltd.	16,756
900	Heiwado Co. Ltd.	14,689
200	Hikari Tsushin, Inc.	28,376
4,400	Hino Motors Ltd.,*	16,864
200	Hioki EE Corp.†	9,646
400	Hirata Corp.	16,641
3,100	Hirogin Holdings, Inc.	15,613
200	Hirose Electric Co. Ltd.	25,297
400	Hisamitsu Pharmaceutical Co., Inc.	11,963
1,100	Hitachi Construction Machinery Co. Ltd.	24,801
6,800	Hitachi Ltd.	346,684
3,400	Hitachi Zosen Corp.	21,399
400	Hogy Medical Co. Ltd.†	10,393
2,900	Hokkaido Electric Power Co., Inc.,*	10,297
700	Hokkoku Financial Holdings, Inc.	24,215
3,000	Hokuetsu Corp.	17,418
1,800	Hokuhoku Financial Group, Inc.	13,400
2,300	Hokuriku Electric Power Co.*	9,586
1,200	Hokuto Corp.	17,172
8,800	Honda Motor Co. Ltd.	203,304
704	Honda Motor Co. Ltd., ADR	16,093
1,100	Horiba Ltd.†,	48,027
600	Hoshizaki Corp.†,	21,282
3,100	Hosiden Corp.	37,179
500	Hosokawa Micron Corp.	10,222
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
1,100	House Foods Group, Inc.	$23,284
2,200	Hoya Corp.	212,976
4,100	Hulic Co. Ltd.†	32,490
3,000	Hyakugo Bank Ltd.	8,412
1,600	Ibiden Co. Ltd.	58,336
600	Idec Corp.	13,350
4,100	Idemitsu Kosan Co. Ltd.	95,908
3,000	IDOM, Inc.	15,178
2,400	IHI Corp.	70,314
1,100	Iida Group Holdings Co. Ltd.	16,772
4,200	Iino Kaiun Kaisha Ltd.	29,762
500	Inaba Denki Sangyo Co. Ltd.	10,328
900	Inabata & Co. Ltd.	16,369
1,300	Infocom Corp.	21,327
4,200	Infomart Corp.	11,425
400	Information Services International- Dentsu Ltd.	11,963
4,712	INFRONEER Holdings, Inc.	35,940
14,800	Inpex Corp.	157,428
1,400	Insource Co. Ltd.	16,588
1,100	Intage Holdings, Inc.	11,550
1,200	Internet Initiative Japan, Inc.	22,402
300	IR Japan Holdings Ltd.†	4,131
300	Iriso Electronics Co. Ltd.†	9,669
2,600	Isetan Mitsukoshi Holdings Ltd.	28,468
1,600	Ishihara Sangyo Kaisha Ltd.	12,959
7,500	Isuzu Motors Ltd.	88,407
500	Ito En Ltd.	18,249
10,100	ITOCHU Corp.	319,069
1,200	Itochu Enex Co. Ltd.	9,601
700	Itochu Techno-Solutions Corp.	16,375
3,400	Itoham Yonekyu Holdings, Inc.	18,161
700	Iwatani Corp.	30,882
4,100	Iyogin Holdings, Inc.	22,337
1,000	Izumi Co. Ltd.	22,767
2,300	J Trust Co. Ltd.†	9,078
700	J-Oil Mills, Inc.	8,091
3,500	J. Front Retailing Co. Ltd.	32,029
1,300	Jaccs Co. Ltd.	40,860
2,100	JAFCO Group Co. Ltd.	35,971
1,400	Japan Airlines Co. Ltd.,*	28,749
500	Japan Airport Terminal Co. Ltd.,*	24,878
1,800	Japan Aviation Electronics Industry Ltd.	28,926
Shares		Value (Note 1)
	Japan (Continued)
1,100	Japan Elevator Service Holdings Co. Ltd.	$13,863
3,600	Japan Exchange Group, Inc.	52,050
1,500	Japan Lifeline Co. Ltd.	10,469
1,200	Japan Material Co. Ltd.	19,540
1,100	Japan Petroleum Exploration Co. Ltd.	32,227
12,800	Japan Post Holdings Co. Ltd.	108,211
1,000	Japan Post Insurance Co. Ltd.	17,685
600	Japan Pulp & Paper Co. Ltd.	23,362
3,000	Japan Securities Finance Co. Ltd.	26,379
1,000	Japan Steel Works Ltd.	19,880
6,800	Japan Tobacco, Inc.†,	137,876
1,700	Japan Wool Textile Co. Ltd.	12,617
1,100	JCR Pharmaceuticals Co. Ltd.	14,089
400	JCU Corp.	9,387
1,100	Jeol Ltd.	30,090
7,600	JFE Holdings, Inc.	88,949
2,700	JGC Holdings Corp.	34,521
400	JINS Holdings, Inc.	14,051
600	Joshin Denki Co. Ltd.	8,874
1,700	JSR Corp.	33,523
3,800	JTEKT Corp.	26,899
800	Juroku Financial Group, Inc.	17,482
300	Justsystems Corp.	6,439
8,900	JVCKenwood Corp.	25,024
4,900	K's Holdings Corp.	42,115
800	Kadokawa Corp.	14,630
700	Kaga Electronics Co. Ltd.	21,788
800	Kagome Co. Ltd.†	18,622
3,700	Kajima Corp.	43,304
1,100	Kakaku.com, Inc.	17,702
500	Kaken Pharmaceutical Co. Ltd.	14,820
600	Kameda Seika Co. Ltd.	19,887
1,000	Kamigumi Co. Ltd.	20,474
1,300	Kanamoto Co. Ltd.	22,416
2,200	Kandenko Co. Ltd.	14,433
1,100	Kaneka Corp.	27,575
1,700	Kanematsu Corp.	19,430
700	Kanematsu Electronics Ltd.	23,735
4,400	Kansai Electric Power Co., Inc.	42,880
1,200	Kansai Paint Co. Ltd.	14,803
1,500	Kanto Denka Kogyo Co. Ltd.	10,572
3,100	Kao Corp.†,	124,128
900	Katitas Co. Ltd.	20,710

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
400	Kato Sangyo Co. Ltd.	$10,698
300	KAWADA TECHNOLOGIES, Inc.	7,463
2,100	Kawasaki Heavy Industries Ltd.	49,444
1,100	Kawasaki Kisen Kaisha Ltd.†	23,359
15,000	KDDI Corp.	455,120
1,200	Keihan Holdings Co. Ltd.	31,545
3,100	Keikyu Corp.	32,857
700	Keio Corp.	25,815
600	Keisei Electric Railway Co. Ltd.	17,167
2,500	Keiyo Bank Ltd.	11,182
3,100	Keiyo Co. Ltd.	21,259
900	Kewpie Corp.	16,390
700	Keyence Corp.	274,261
500	KFC Holdings Japan Ltd.	10,500
1,100	KH Neochem Co. Ltd.†	22,572
300	Ki-Star Real Estate Co. Ltd.†	10,492
600	Kikkoman Corp.	31,728
1,200	Kinden Corp.	13,148
1,000	Kintetsu Group Holdings Co. Ltd.	33,183
2,000	Kirin Holdings Co. Ltd.†,	30,646
800	Kissei Pharmaceutical Co. Ltd.	15,727
2,600	Kitz Corp.†,	15,631
1,600	Kiyo Bank Ltd.	19,116
300	Kobayashi Pharmaceutical Co. Ltd.	20,642
1,300	Kobe Bussan Co. Ltd.	37,542
9,300	Kobe Steel Ltd.	45,494
1,000	Koei Tecmo Holdings Co. Ltd.†	18,226
900	Kohnan Shoji Co. Ltd.	23,453
1,600	Koito Manufacturing Co. Ltd.	24,224
1,500	Kokuyo Co. Ltd.†,	21,236
6,800	Komatsu Ltd.	149,016
1,100	KOMEDA Holdings Co. Ltd.	20,828
1,000	Komeri Co. Ltd.	20,824
1,400	Komori Corp.	8,598
1,000	Konami Holdings Corp.	45,489
6,900	Konica Minolta, Inc.	27,707
700	Konishi Co. Ltd.	8,966
1,200	Konoike Transport Co. Ltd.	14,703
100	Kose Corp.	10,988
300	Kotobuki Spirits Co. Ltd.	17,670
5,100	Kubota Corp.	70,609
400	Kumagai Gumi Co. Ltd.	8,019
1,500	Kumiai Chemical Industry Co. Ltd.	10,367
4,700	Kuraray Co. Ltd.†	37,889
400	Kureha Corp.	24,566
Shares		Value (Note 1)
	Japan (Continued)
700	Kurita Water Industries Ltd.	$29,122
400	Kusuri No. Aoki Holdings Co. Ltd.†,	23,408
1,000	KYB Corp.	25,945
1,600	Kyocera Corp.	79,878
1,500	Kyoei Steel Ltd.†	14,355
1,700	Kyokuto Kaihatsu Kogyo Co. Ltd.	18,692
500	Kyokuyo Co. Ltd.	14,477
500	KYORIN Holdings, Inc.	6,553
300	Kyoritsu Maintenance Co. Ltd.†	13,487
900	Kyowa Kirin Co. Ltd.	20,710
600	Kyudenko Corp.	14,927
5,300	Kyushu Electric Power Co., Inc.,*	30,046
5,000	Kyushu Financial Group, Inc.	17,297
1,200	Kyushu Railway Co.	26,717
500	Lasertec Corp.	82,844
900	Lawson, Inc.	34,494
10,100	Leopalace21 Corp.*	22,395
900	Life Corp.	18,139
1,000	Lintec Corp.	16,359
1,900	Lion Corp.†,	21,919
200	LITALICO, Inc.	3,517
3,500	Lixil Corp.	53,364
500	M&A Capital Partners Co. Ltd.*	17,582
2,800	M3, Inc.	76,336
700	Mabuchi Motor Co. Ltd.	19,922
1,300	Macnica Holdings, Inc.	31,153
900	Macromill, Inc.	7,228
800	Maeda Kosen Co. Ltd.†	18,988
600	Makino Milling Machine Co. Ltd.	19,796
1,500	Makita Corp.	35,203
1,800	Mandom Corp.	20,079
500	Mani, Inc.	7,734
9,000	Marubeni Corp.	103,894
800	Marudai Food Co. Ltd.†	8,668
700	Maruha Nichiro Corp.	13,388
1,300	Marui Group Co. Ltd.	21,604
1,300	Maruichi Steel Tube Ltd.	26,775
2,200	Marusan Securities Co. Ltd.†	6,705
200	Maruwa Co. Ltd.	23,895
500	Maruzen Showa Unyu Co. Ltd.	11,563
1,300	Matsuda Sangyo Co. Ltd.	22,763
4,100	Matsui Securities Co. Ltd.	24,524
540	MatsukiyoCocokara & Co.	27,156
1,700	Maxell Ltd.	17,604

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
7,000	Mazda Motor Corp.	$53,604
500	McDonald's Holdings Co. Japan Ltd.†,	19,030
1,300	MCJ Co. Ltd.	9,371
9,000	Mebuki Financial Group, Inc.	22,905
1,600	Medipal Holdings Corp.	21,225
600	Megachips Corp.	11,260
1,000	Megmilk Snow Brand Co. Ltd.	13,723
1,700	Meidensha Corp.	24,236
1,000	MEIJI Holdings Co. Ltd.	51,356
900	Meiko Electronics Co. Ltd.†	16,493
1,500	Meitec Corp.	27,385
400	Menicon Co. Ltd.	8,467
400	Mercari, Inc.,*	8,226
1,900	Micronics Japan Co. Ltd.	18,849
600	Milbon Co. Ltd.	26,151
1,200	Mimasu Semiconductor Industry Co. Ltd.	21,405
2,200	MINEBEA MITSUMI, Inc.	33,040
1,600	MIRAIT ONE Corp.	18,531
1,500	MISUMI Group, Inc.	32,905
600	Mitani Sekisan Co. Ltd.	19,087
19,200	Mitsubishi Chemical Group Corp.	100,169
8,300	Mitsubishi Corp.	270,869
3,200	Mitsubishi Electric Corp.	32,027
5,800	Mitsubishi Estate Co. Ltd.	75,616
1,500	Mitsubishi Gas Chemical Co., Inc.	20,836
13,800	Mitsubishi HC Capital, Inc.	68,243
1,500	Mitsubishi Heavy Industries Ltd.	59,822
900	Mitsubishi Logistics Corp.	20,779
2,000	Mitsubishi Materials Corp.	31,759
5,200	Mitsubishi Motors Corp.,*	20,207
900	Mitsubishi Pencil Co. Ltd.†,	9,820
1,000	Mitsubishi Shokuhin Co. Ltd.	23,773
54,900	Mitsubishi UFJ Financial Group, Inc.	371,884
600	Mitsuboshi Belting Ltd.	15,635
4,000	Mitsui & Co. Ltd.	117,434
1,900	Mitsui Chemicals, Inc.	43,070
2,100	Mitsui E&S Holdings Co. Ltd.,*	6,144
2,300	Mitsui Fudosan Co. Ltd.	42,358
300	Mitsui High-Tec, Inc.†	14,013
1,000	Mitsui Matsushima Holdings Co. Ltd.†	22,684
2,200	Mitsui Mining & Smelting Co. Ltd.	51,714
Shares		Value (Note 1)
	Japan (Continued)
1,500	Mitsui OSK Lines Ltd.†	$37,603
800	Mitsui-Soko Holdings Co. Ltd.	21,914
1,000	Miura Co. Ltd.	23,164
1,000	Mixi, Inc.	18,790
700	Miyazaki Bank Ltd.	13,217
13,390	Mizuho Financial Group, Inc.	189,362
1,000	Mizuho Leasing Co. Ltd.	25,411
1,200	Mochida Pharmaceutical Co. Ltd.	31,820
3,300	Monex Group, Inc.†	10,485
600	Monogatari Corp.†	29,899
1,600	MonotaRO Co. Ltd.	22,639
1,200	Morinaga & Co. Ltd.	35,888
1,200	Morinaga Milk Industry Co. Ltd.	45,672
2,100	Morita Holdings Corp.	18,577
1,700	MS&AD Insurance Group Holdings, Inc.	54,715
3,600	Murata Manufacturing Co. Ltd.	180,713
2,000	Musashi Seimitsu Industry Co. Ltd.†	23,849
1,000	Musashino Bank Ltd.	15,773
1,200	Nabtesco Corp.	30,768
600	Nachi-Fujikoshi Corp.	16,458
1,500	Nagase & Co. Ltd.	22,882
1,800	Nagoya Railroad Co. Ltd.	29,886
1,100	Nakanishi, Inc.	21,432
1,200	Nankai Electric Railway Co. Ltd.	26,068
800	Nanto Bank Ltd.	15,623
2,700	NEC Corp.	95,356
1,600	NEC Networks & System Integration Corp.	20,140
1,100	NET One Systems Co. Ltd.	28,749
1,000	Nexon Co. Ltd.	22,569
1,100	Nextage Co. Ltd.	21,289
3,000	NGK Insulators Ltd.	38,357
2,500	NGK Spark Plug Co. Ltd.	46,461
1,000	NH Foods Ltd.	28,002
2,400	NHK Spring Co. Ltd.	15,471
1,200	Nichias Corp.	21,597
1,400	Nichicon Corp.	13,078
900	Nichiden Corp.	11,802
700	Nichiha Corp.	14,166
1,500	Nichirei Corp.	32,883
1,500	Nichireki Co. Ltd.	14,390
1,700	Nidec Corp.	88,588
1,600	Nifco, Inc.	37,793

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
700	Nihon Kohden Corp.	$17,095
2,000	Nihon M&A Center Holdings, Inc.	24,825
1,800	Nihon Parkerizing Co. Ltd.	12,865
1,700	Nikkiso Co. Ltd.†	12,293
1,300	Nikkon Holdings Co. Ltd.	23,298
3,000	Nikon Corp.	26,882
7,000	Nintendo Co. Ltd.	295,062
900	Nippn Corp.	11,109
600	Nippon Carbon Co. Ltd.†,	19,224
600	Nippon Chemi-Con Corp.,*	7,118
9,100	Nippon Denko Co. Ltd.†	24,407
700	Nippon Densetsu Kogyo Co. Ltd.	8,369
1,200	Nippon Electric Glass Co. Ltd.†	21,432
800	NIPPON EXPRESS HOLDINGS, Inc.†	45,962
1,800	Nippon Gas Co. Ltd.	28,555
2,500	Nippon Kayaku Co. Ltd.	21,716
400	Nippon Koei Co. Ltd.	10,027
1,520	Nippon Light Metal Holdings Co. Ltd.	17,523
2,700	Nippon Paint Holdings Co. Ltd.	21,375
1,200	Nippon Paper Industries Co. Ltd.†, ,*	8,915
1,100	Nippon Pillar Packing Co. Ltd.	22,915
100	Nippon Road Co. Ltd.	4,511
1,900	Nippon Sanso Holdings Corp.	27,738
1,200	Nippon Seiki Co. Ltd.	7,187
5,100	Nippon Sheet Glass Co. Ltd.,*	22,034
500	Nippon Shinyaku Co. Ltd.	28,497
400	Nippon Shokubai Co. Ltd.	16,093
2,600	Nippon Signal Company Ltd.	20,603
900	Nippon Soda Co. Ltd.	29,625
9,700	Nippon Steel Corp.	169,403
500	Nippon Steel Trading Corp.	35,203
7,200	Nippon Telegraph & Telephone Corp.	206,388
530	Nippon Yakin Kogyo Co. Ltd.	16,840
4,800	Nippon Yusen KK†	113,746
2,200	Nipro Corp.	17,333
2,000	Nishi-Nippon Financial Holdings, Inc.	14,675
900	Nishi-Nippon Railroad Co. Ltd.	16,945
1,000	Nishimatsu Construction Co. Ltd.	29,831
1,600	Nishimatsuya Chain Co. Ltd.†	18,897
700	Nishio Rent All Co. Ltd.	16,615
Shares		Value (Note 1)
	Japan (Continued)
1,300	Nissan Chemical Corp.	$57,254
17,300	Nissan Motor Co. Ltd.	55,114
3,200	Nissan Shatai Co. Ltd.	20,116
600	Nissei ASB Machine Co. Ltd.†	19,590
1,100	Nissha Co. Ltd.†,	15,338
800	Nisshin Oillio Group Ltd.	20,024
1,400	Nisshin Seifun Group, Inc.	17,633
4,400	Nisshinbo Holdings, Inc.	32,655
2,100	Nissin Electric Co. Ltd.	20,146
400	Nissin Foods Holdings Co. Ltd.	31,759
9,600	Nissui Corp.	40,158
600	Nitori Holdings Co. Ltd.	77,949
900	Nitta Corp.	19,188
1,100	Nittetsu Mining Co. Ltd.	26,737
600	Nitto Boseki Co. Ltd.	8,718
1,600	Nitto Denko Corp.	93,264
700	Nitto Kogyo Corp.	12,566
300	Noevir Holdings Co. Ltd.	13,235
700	NOF Corp.	28,162
900	Nohmi Bosai Ltd.	10,876
2,200	Nojima Corp.	23,921
1,500	NOK Corp.	13,418
18,800	Nomura Holdings, Inc.	69,991
1,500	Nomura Real Estate Holdings, Inc.	32,345
2,200	Nomura Research Institute Ltd.	52,217
300	Noritake Co. Ltd.	9,189
700	Noritsu Koki Co. Ltd.†	12,700
1,100	Noritz Corp.	12,103
7,800	North Pacific Bank Ltd.	15,155
800	NS United Kaiun Kaisha Ltd.	23,621
800	NSD Co. Ltd.	13,923
2,900	NSK Ltd.	15,490
10,800	NTN Corp.	21,725
6,500	NTT Data Corp.	95,687
600	Obara Group, Inc.†	16,458
6,000	Obayashi Corp.	45,626
500	OBIC Business Consultants Co. Ltd.	16,363
200	Obic Co. Ltd.	29,579
2,100	Odakyu Electric Railway Co. Ltd.	27,378
1,100	Ogaki Kyoritsu Bank Ltd.	15,749
300	Ohsho Food Service Corp.	13,670
800	Oisix ra daichi, Inc.†,*	13,618
13,300	Oji Holdings Corp.	53,812
1,000	Okamura Corp.	10,843
4,600	Okasan Securities Group, Inc.†	13,424

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
1,800	Oki Electric Industry Co. Ltd.	$9,752
1,000	Okinawa Cellular Telephone Co.	22,143
1,155	Okinawa Electric Power Co., Inc.*	8,897
500	OKUMA Corp.	17,906
700	Okumura Corp.	15,921
8,100	Olympus Corp.	145,163
1,100	Omron Corp.	53,684
2,000	Ono Pharmaceutical Co. Ltd.	46,983
3,700	Onward Holdings Co. Ltd.	8,740
900	Open House Group Co. Ltd.	33,054
1,000	Optex Group Co. Ltd.†	13,685
500	Oracle Corp. Japan	32,460
800	Organo Corp.	17,806
2,810	Orient Corp.	24,837
200	Oriental Land Co. Ltd.	29,198
9,700	ORIX Corp.	156,579
2,100	Osaka Gas Co. Ltd.	34,083
700	Osaka Organic Chemical Industry Ltd.	10,182
600	Osaka Soda Co. Ltd.	17,510
1,100	OSG Corp.	15,229
700	Otsuka Corp.	22,162
1,000	Otsuka Holdings Co. Ltd.	32,803
1,900	Outsourcing, Inc.†	13,724
800	Oyo Corp.†	13,910
1,600	Pacific Industrial Co. Ltd.	12,277
900	Pacific Metals Co. Ltd.,*	12,961
1,600	PAL GROUP Holdings Co. Ltd.	30,588
300	PALTAC Corp.	10,595
2,300	Pan Pacific International Holdings Corp.	42,989
25,500	Panasonic Holdings Corp.†	215,771
700	Paramount Bed Holdings Co. Ltd.	13,750
1,500	Park24 Co. Ltd.,*	26,002
700	Pasona Group, Inc.†	9,926
3,900	Penta-Ocean Construction Co. Ltd.	18,365
2,000	PeptiDream, Inc.,*	31,652
1,300	Persol Holdings Co. Ltd.	28,013
2,100	Pigeon Corp.†	34,691
500	Pilot Corp.†	18,306
1,100	Piolax, Inc.†	14,265
900	Pola Orbis Holdings, Inc.†	12,755
2,500	Press Kogyo Co. Ltd.	8,039
600	Pressance Corp.†	7,036
2,100	Prestige International, Inc.	11,617
Shares		Value (Note 1)
	Japan (Continued)
1,100	Prima Meat Packers Ltd.	$18,431
600	Procrea Holdings, Inc.†	10,081
1,000	Proto Corp.	9,441
1,300	Qol Holdings Co. Ltd.	11,589
900	Raito Kogyo Co. Ltd.	12,982
1,700	Rakus Co. Ltd.	20,518
7,900	Rakuten Group, Inc.†	35,876
8,500	Recruit Holdings Co. Ltd.	270,531
1,200	Relia, Inc.	9,180
900	Relo Group, Inc.	14,566
11,400	Renesas Electronics Corp.,*	102,803
4,600	Rengo Co. Ltd.	31,826
500	RENOVA, Inc.†,*	8,987
10,600	Resona Holdings, Inc.	58,411
1,100	Resorttrust, Inc.	19,688
5,100	Ricoh Co. Ltd.	39,132
400	Ricoh Leasing Co. Ltd.	11,597
800	Riken Keiki Co. Ltd.	26,821
900	Riken Vitamin Co. Ltd.	13,146
400	Rinnai Corp.	29,960
4,000	Riso Kyoiku Co. Ltd.	11,155
400	Rohm Co. Ltd.	29,046
2,800	Rohto Pharmaceutical Co. Ltd.	49,497
300	Roland Corp.†,	7,955
400	Roland DG Corp.	8,507
300	Rorze Corp.†,	16,253
3,600	Round One Corp.	13,167
500	Ryobi Ltd.†,	4,370
3,700	Ryohin Keikaku Co. Ltd.	44,150
200	Ryosan Co. Ltd.	4,331
600	S Foods, Inc.	13,574
1,600	S-Pool, Inc.	10,533
700	Sakai Moving Service Co. Ltd.	23,068
1,300	Sakata INX Corp.†	10,401
2,700	Sala Corp.	15,039
1,800	SAMTY Co. Ltd.	29,323
300	San-A Co. Ltd.	9,841
2,100	San-Ai Oil Co. Ltd.	20,002
3,000	San-In Godo Bank Ltd.	17,761
1,200	Sangetsu Corp.	19,640
600	Sanken Electric Co. Ltd.	29,899
1,300	Sanki Engineering Co. Ltd.	15,344
600	Sankyo Co. Ltd.	24,596
500	Sankyu, Inc.	18,401
3,600	Santen Pharmaceutical Co. Ltd.	29,461

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
2,300	Sanwa Holdings Corp.	$21,398
500	Sanyo Chemical Industries Ltd.	15,411
300	Sanyo Denki Co. Ltd.	13,098
900	Sanyo Special Steel Co. Ltd.	14,819
1,200	Sapporo Holdings Ltd.	29,991
900	Sato Holdings Corp.	13,016
1,300	Sawai Group Holdings Co. Ltd.	40,860
2,800	SBI Holdings, Inc.	53,700
500	SBS Holdings, Inc.†	10,595
800	SCREEN Holdings Co. Ltd.	51,570
1,600	SCSK Corp.	24,395
800	Secom Co. Ltd.	45,980
2,100	Sega Sammy Holdings, Inc.	31,954
3,000	Seibu Holdings, Inc.	32,963
1,000	Seikagaku Corp.	6,850
3,100	Seiko Epson Corp.	45,494
700	Seiko Holdings Corp.	16,561
1,600	Seino Holdings Co. Ltd.	14,288
1,400	Seiren Co. Ltd.†	25,933
2,900	Sekisui Chemical Co. Ltd.	40,769
5,000	Sekisui House Ltd.	88,902
900	Sekisui Jushi Corp.	12,824
1,600	Senko Group Holdings Co. Ltd.	11,765
8,500	Senshu Ikeda Holdings, Inc.	16,386
1,100	Seria Co. Ltd.	24,047
5,200	Seven & i Holdings Co. Ltd.	224,261
7,000	Seven Bank Ltd.†	13,974
3,800	SG Holdings Co. Ltd.	52,987
4,900	Sharp Corp.†	35,283
500	Shibaura Electronics Co. Ltd.	18,725
1,100	Shibaura Machine Co. Ltd.	21,960
600	Shibuya Corp.†,	10,511
200	SHIFT, Inc.†, ,*	35,568
1,000	Shiga Bank Ltd.	20,154
900	Shikoku Chemicals Corp.†,	8,936
1,700	Shikoku Electric Power Co., Inc.,*	9,909
900	Shima Seiki Manufacturing Ltd.†	12,721
1,700	Shimadzu Corp.	48,510
200	Shimamura Co. Ltd.	19,963
700	Shimano, Inc.†	111,582
3,500	Shimizu Corp.	18,775
1,000	Shin Nippon Biomedical Laboratories Ltd.†	17,220
3,000	Shin-Etsu Chemical Co. Ltd.	370,885
2,000	Shin-Etsu Polymer Co. Ltd.	17,251
Shares		Value (Note 1)
	Japan (Continued)
1,300	Shinko Electric Industries Co. Ltd.†	$33,580
1,700	Shinmaywa Industries Ltd.	13,653
1,300	Shinsei Bank Ltd.†	21,277
600	Shionogi & Co. Ltd.	30,110
1,200	Ship Healthcare Holdings, Inc.	24,578
1,600	Shiseido Co. Ltd.†	78,891
4,800	Shizuoka Financial Group, Inc.	38,586
2,800	Shizuoka Gas Co. Ltd.†	23,532
300	SHO-BOND Holdings Co. Ltd.	12,847
300	Shoei Co. Ltd.	11,727
3,000	Showa Denko KK†	46,175
1,000	Siix Corp.†	9,730
1,100	Sinfonia Technology Co. Ltd.	12,354
3,900	SKY Perfect JSAT Holdings, Inc.	14,413
2,600	Skylark Holdings Co. Ltd.†,*	30,251
200	SMC Corp.	84,700
1,300	SMS Co. Ltd.	33,233
2,700	Sodick Co. Ltd.	14,586
16,100	SoftBank Corp.	182,542
2,700	SoftBank Group Corp.	116,114
1,100	Sohgo Security Services Co. Ltd.	30,132
3,160	Sojitz Corp.	60,508
900	Solasto Corp.	4,965
2,800	Sompo Holdings, Inc.	125,023
10,300	Sony Group Corp.	787,569
1,500	Sotetsu Holdings, Inc.	25,419
700	Square Enix Holdings Co. Ltd.	32,696
2,100	Stanley Electric Co. Ltd.	40,467
1,600	Star Micronics Co. Ltd.†,	19,738
800	Starts Corp., Inc.	15,934
5,600	Subaru Corp.	86,513
800	Sugi Holdings Co. Ltd.	35,782
4,500	SUMCO Corp.†,	60,245
1,100	Sumida Corp.†	11,516
1,200	Sumitomo Bakelite Co. Ltd.	35,797
16,900	Sumitomo Chemical Co. Ltd.	61,038
6,900	Sumitomo Corp.	115,456
7,200	Sumitomo Electric Industries Ltd.	82,539
2,300	Sumitomo Forestry Co. Ltd.†	40,886
1,700	Sumitomo Heavy Industries Ltd.	34,249
2,800	Sumitomo Metal Mining Co. Ltd.	99,656
3,600	Sumitomo Mitsui Construction Co. Ltd.	11,439
5,600	Sumitomo Mitsui Financial Group, Inc.	225,980

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
1,800	Sumitomo Mitsui Financial Group, Inc., ADR†	$14,436
1,900	Sumitomo Mitsui Trust Holdings, Inc.	66,422
900	Sumitomo Osaka Cement Co. Ltd.	22,322
3,500	Sumitomo Pharma Co. Ltd.	26,642
2,400	Sumitomo Realty & Development Co. Ltd.	57,074
3,700	Sumitomo Rubber Industries Ltd.†	32,478
400	Sumitomo Seika Chemicals Co. Ltd.	12,420
900	Sumitomo Warehouse Co. Ltd.	13,420
2,600	Sun Frontier Fudousan Co. Ltd.	21,812
700	Sundrug Co. Ltd.	20,882
1,500	Suntory Beverage & Food Ltd.	51,432
6,300	Suruga Bank Ltd.	20,306
1,400	Suzuken Co. Ltd.	38,083
2,200	Suzuki Motor Corp.	71,596
1,300	Sysmex Corp.	79,224
6,800	Systena Corp.	21,295
800	T Hasegawa Co. Ltd.†	17,775
2,800	T&D Holdings, Inc.	40,579
700	Tachi-S Co. Ltd.	5,878
2,200	Tadano Ltd.†	15,372
1,800	Taiheiyo Cement Corp.	28,212
1,300	Taisei Corp.	42,098
600	Taisho Pharmaceutical Holdings Co. Ltd.	26,516
600	Taiyo Holdings Co. Ltd.	10,227
2,000	Taiyo Yuden Co. Ltd.	58,366
2,000	Takara Bio, Inc.	26,257
2,500	Takara Holdings, Inc.	19,906
2,100	Takara Standard Co. Ltd.	22,130
900	Takasago Thermal Engineering Co. Ltd.	12,227
1,600	Takashimaya Co. Ltd.†,	22,469
3,400	Takeda Pharmaceutical Co. Ltd.	106,503
1,200	Takeuchi Manufacturing Co. Ltd.	26,644
700	Takuma Co. Ltd.	6,587
500	Tamron Co. Ltd.†,	11,338
2,100	Tamura Corp.†	11,409
1,200	TBS Holdings, Inc.	14,008
4,400	TDK Corp.	145,337
1,300	TechMatrix Corp.	18,216
1,000	TechnoPro Holdings, Inc.	26,859
3,300	Teijin Ltd.	32,386
400	Tekken Corp.	5,386
Shares		Value (Note 1)
	Japan (Continued)
1,800	Terumo Corp.	$51,378
1,300	THK Co. Ltd.†,	24,912
1,400	TIS, Inc.	37,123
200	TKC Corp.	5,494
3,100	Toagosei Co. Ltd.†	26,266
1,500	Tobu Railway Co. Ltd.	35,203
2,200	Tocalo Co. Ltd.	19,328
3,500	Toda Corp.	18,935
600	Toho Co. Ltd.	23,225
1,300	Toho Gas Co. Ltd.	24,932
1,500	Toho Holdings Co. Ltd.	25,122
1,400	Toho Titanium Co. Ltd.†	29,762
1,500	Toho Zinc Co. Ltd.	23,373
3,300	Tohoku Electric Power Co., Inc.,*	17,375
4,500	Tokai Carbon Co. Ltd.†	36,791
1,000	Tokai Corp.	14,660
1,300	TOKAI Holdings Corp.	8,509
1,300	Tokai Rika Co. Ltd.	13,996
4,800	Tokai Tokyo Financial Holdings, Inc.	12,911
200	Token Corp.	11,308
6,500	Tokio Marine Holdings, Inc.	140,039
1,100	Tokuyama Corp.	15,053
700	Tokyo Century Corp.	23,895
10,300	Tokyo Electric Power Co. Holdings, Inc.,*	37,358
1,100	Tokyo Electron Ltd.	325,876
2,400	Tokyo Gas Co. Ltd.	47,272
1,400	Tokyo Kiraboshi Financial Group, Inc.	27,842
500	Tokyo Ohka Kogyo Co. Ltd.†,	22,821
800	Tokyo Seimitsu Co. Ltd.	26,029
2,000	Tokyo Steel Manufacturing Co. Ltd.	18,211
2,700	Tokyo Tatemono Co. Ltd.	32,896
400	Tokyotokeiba Co. Ltd.†,	11,536
1,700	Tokyu Construction Co. Ltd.	8,238
3,000	Tokyu Corp.	38,014
9,700	Tokyu Fudosan Holdings Corp.	46,416
5,300	TOMONY Holdings, Inc.	14,942
1,900	Tomy Co. Ltd.	18,299
1,500	Topcon Corp.	17,498
1,500	TOPPAN, Inc.	22,333
1,100	Topre Corp.	9,505
500	Topy Industries Ltd.	6,180

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Japan (Continued)
10,400	Toray Industries, Inc.	$58,371
1,100	Toridoll Holdings Corp.	22,639
1,300	Tosei Corp.	13,531
1,200	Toshiba Corp.	42,088
500	Toshiba TEC Corp.	13,734
3,600	Tosoh Corp.	43,066
1,000	Totetsu Kogyo Co. Ltd.	20,032
700	TOTO Ltd.	24,002
1,700	Towa Corp.†	21,891
900	Towa Pharmaceutical Co. Ltd.	14,614
3,100	Toyo Construction Co. Ltd.	20,290
200	Toyo Gosei Co. Ltd.†	11,003
500	Toyo Ink SC Holdings Co. Ltd.†,	6,858
1,000	Toyo Seikan Group Holdings Ltd.	12,359
800	Toyo Suisan Kaisha Ltd.	31,088
1,100	Toyo Tanso Co. Ltd.†	31,515
3,700	Toyo Tire Corp.†	42,204
2,500	Toyobo Co. Ltd.	19,030
1,600	Toyoda Gosei Co. Ltd.	25,029
700	Toyota Industries Corp.	38,616
56,800	Toyota Motor Corp.	784,441
2,000	Toyota Tsusho Corp.	74,444
600	TPR Co. Ltd.	5,578
500	Transcosmos, Inc.	12,401
1,200	Trend Micro, Inc.†	56,141
800	Tri Chemical Laboratories, Inc.†	12,118
1,100	Trusco Nakayama Corp.†,	17,057
1,600	TS Tech Co. Ltd.	18,470
1,200	Tsubaki Nakashima Co. Ltd.	9,326
600	Tsubakimoto Chain Co.	13,633
1,900	Tsugami Corp.	16,837
700	Tsumura & Co.	15,457
500	Tsuruha Holdings, Inc.	38,860
700	TV Asahi Holdings Corp.	7,147
1,000	UACJ Corp.	16,900
2,000	UBE Corp.	29,534
200	Uchida Yoko Co. Ltd.	7,132
500	Ulvac, Inc.	21,183
1,600	Unicharm Corp.	61,786
800	Unipres Corp.	4,621
1,100	United Super Markets Holdings, Inc.	9,429
500	Universal Entertainment Corp.†,*	9,060
2,000	Ushio, Inc.	24,794
1,300	USS Co. Ltd.	20,752
Shares		Value (Note 1)
	Japan (Continued)
600	UT Group Co. Ltd.	$10,332
400	V Technology Co. Ltd.	7,674
1,200	Valor Holdings Co. Ltd.	16,660
1,000	Valqua Ltd.	20,078
1,400	Vital KSK Holdings, Inc.	9,067
3,800	VT Holdings Co. Ltd.	13,667
800	Wacoal Holdings Corp.	14,459
3,000	Wacom Co. Ltd.†,	13,350
1,800	Wakita & Co. Ltd.	16,376
800	Welcia Holdings Co. Ltd.	18,744
500	West Holdings Corp.†	16,725
1,200	West Japan Railway Co.	52,383
300	Workman Co. Ltd.†	12,344
1,000	Xebio Holdings Co. Ltd.	6,980
500	Yakult Honsha Co. Ltd.	32,612
9,500	Yamada Holdings Co. Ltd.	33,804
2,100	Yamaguchi Financial Group, Inc.	13,777
900	Yamaha Corp.	33,740
3,100	Yamaha Motor Co. Ltd.†,	71,099
1,300	Yamaichi Electronics Co. Ltd.	16,899
2,100	Yamato Holdings Co. Ltd.	33,395
900	Yamato Kogyo Co. Ltd.	30,894
2,100	Yamazaki Baking Co. Ltd.†	25,186
1,700	Yamazen Corp.	12,992
400	Yaoko Co. Ltd.	20,664
1,200	Yaskawa Electric Corp.	38,632
1,200	Yellow Hat Ltd.	16,404
600	Yokogawa Bridge Holdings Corp.	8,581
2,000	Yokogawa Electric Corp.	32,079
2,100	Yokohama Rubber Co. Ltd.†	32,931
2,500	Yokorei Co. Ltd.	20,402
1,100	Yoshinoya Holdings Co. Ltd.†	19,194
500	Yuasa Trading Co. Ltd.	13,792
10,500	Z Holdings Corp.	26,562
700	Zenkoku Hosho Co. Ltd.†,	26,935
900	Zensho Holdings Co. Ltd.	22,699
2,300	Zeon Corp.	23,414
800	ZERIA Pharmaceutical Co. Ltd.	13,795
1,000	ZOZO, Inc.	24,840
		32,392,541
	Netherlands—2.2%
2,261	Aalberts NV	87,687
4,575	ABN AMRO Bank NV, CVA,#	63,298
576	Acomo NV	11,727

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Netherland (Continued)
76	Adyen NV,#,*	$104,817
14,993	Aegon NV	76,041
1,266	Akzo Nobel NV	84,781
292	Alfen Beheer BV†,#,*	26,318
580	AMG Advanced Metallurgical Group NV	21,358
909	APERAM SA	28,695
1,391	Arcadis NV	54,646
5,174	ArcelorMittal SA	136,109
639	ArcelorMittal SA, Registered	16,755
316	ASM International NV	79,711
2,066	ASML Holding NV	1,114,178
290	ASML Holding NV, Registered	158,456
2,402	ASR Nederland NV	114,034
894	Basic-Fit NV†,#,*	23,427
1,051	BE Semiconductor Industries NV	63,632
1,655	Coca-Cola European Partners PLC	91,148
988	Corbion NV	33,674
919	CTP NV#	10,860
691	Flow Traders,#	16,007
2,215	Fugro NV,*	26,556
1,262	Heijmans NV, CVA†	13,671
1,490	Heineken NV	140,166
561	IMCD NV	79,960
16,312	ING Groep NV	198,848
1,082	JDE Peet's NV	31,295
12,177	Koninklijke Ahold Delhaize NV	349,856
7,677	Koninklijke BAM Groep NV,*	17,833
967	Koninklijke DSM NV	118,315
36,886	Koninklijke KPN NV	114,110
3,491	Koninklijke Philips NV	52,332
1,682	Koninklijke Philips NV	25,213
1,604	Koninklijke Vopak NV	47,647
198	Nedap NV	11,657
1,694	NN Group NV	69,197
1,110	OCI NV	39,710
4,749	Ordina NV	19,699
13,723	PostNL NV†	24,980
1,806	Prosus NV,*	124,597
1,606	Randstad NV†	97,922
2,766	SBM Offshore NV	43,406
2,800	Signify NV,#	94,054
839	Sligro Food Group NV	14,585
506	TKH Group NV	20,128
Shares		Value (Note 1)
	Netherlands (Continued)
1,381	TomTom NV†,*	$9,587
4,879	Universal Music Group NV	117,563
1,383	Van Lanschot Kempen NV	32,421
2,325	Wolters Kluwer NV	243,305
		4,595,972
	New Zealand—0.3%
5,589	a2 Milk Co. Ltd.†,*	26,188
45,960	Air New Zealand Ltd.,*	21,739
11,612	Arvida Group Ltd.	8,405
8,303	Auckland International Airport Ltd.,*	41,171
7,155	Chorus Ltd.	37,069
5,950	Contact Energy Ltd.	29,126
1,186	EBOS Group Ltd.	33,056
2,511	Fisher & Paykel Healthcare Corp. Ltd.	36,030
15,876	Fletcher Building Ltd.	47,576
3,759	Freightways Ltd.	23,054
4,910	Genesis Energy Ltd.	8,043
13,723	Heartland Group Holdings Ltd.†	15,683
7,492	Infratil Ltd.	41,145
21,719	KMD Brands Ltd.†	14,203
647	Mainfreight Ltd.	27,728
5,888	Meridian Energy Ltd.	19,589
12,189	Oceania Healthcare Ltd.	5,881
1,991	Port of Tauranga Ltd.	7,926
8,615	Pushpay Holdings Ltd.,*	7,001
684	Restaurant Brands New Zealand Ltd.†	2,497
1,880	Ryman Healthcare Ltd.†,	6,374
2,832	Skellerup Holdings Ltd.	9,619
6,026	SKY Network Television Ltd.	8,800
18,375	SKYCITY Entertainment Group Ltd.,*	27,649
15,590	Spark New Zealand Ltd.	53,450
4,121	Summerset Group Holdings Ltd.	23,155
7,097	Vector Ltd.	18,609
5,190	Warehouse Group Ltd.	8,567
		609,333
	Norway—0.8%
21,108	ABG Sundal Collier Holding ASA	12,130
2,559	Adevinta ASA,*	17,135
511	AF Gruppen ASA	7,501
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Norway (Continued)
204	Aker ASA, Class A	$14,982
2,037	Aker BP ASA	63,230
4,348	Aker Solutions ASA	16,599
1,456	Atea ASA,*	16,943
629	Atlantic Sapphire ASA†,*	477
2,299	Austevoll Seafood ASA	20,756
11,411	B2Holding ASA	9,155
438	Bakkafrost P/F†	27,540
480	Bonheur ASA	14,062
1,580	Borregaard ASA	24,514
1,681	Bouvet ASA	10,295
1,249	BW Energy Ltd.,*	3,205
3,354	BW LPG Ltd.,#	25,951
5,362	BW Offshore Ltd.	13,606
968	Crayon Group Holding ASA†,#,*	9,891
3,857	DNB Bank ASA	76,555
12,792	DNO ASA	15,421
6,672	Elkem ASA,#,*	23,972
745	Entra ASA,#	8,046
10,289	Equinor ASA	369,475
4,440	Europris ASA,#	31,113
1,012	FLEX LNG Ltd.	33,138
1,736	Frontline Ltd.†	20,839
1,401	Gjensidige Forsikring ASA	27,486
2,309	Golden Ocean Group Ltd.†,	20,255
768	Grieg Seafood ASA	6,162
2,715	Hexagon Composites ASA,*	7,593
4,610	Kahoot! ASA†,*	9,145
391	Kongsberg Gruppen ASA	16,587
2,342	Leroy Seafood Group ASA	13,184
2,904	Mowi ASA	49,562
6,935	MPC Container Ships ASA	11,503
14,484	NEL ASA†,*	20,484
864	Nordic Semiconductor ASA,*	14,455
10,947	Norsk Hydro ASA	81,928
23,135	Norwegian Air Shuttle ASA*	17,343
621	Norwegian Energy Co. ASA,*	25,007
5,186	Odfjell Drilling Ltd.,*	13,922
864	Odfjell Technology Ltd.,*	2,558
4,229	Orkla ASA	30,623
11,538	PGS ASA*	8,256
1,686	Protector Forsikring ASA	21,650
397	Salmar ASA	15,593
1,104	Scatec ASA,#	8,857
614	Schibsted ASA, Class A	11,626
Shares		Value (Note 1)
	Norway (Continued)
404	Schibsted ASA, Class B	$7,386
1,199	SpareBank 1 SR-Bank ASA	14,772
580	Stolt-Nielsen Ltd.	15,955
3,149	Storebrand ASA	27,450
2,103	Subsea 7 SA	24,267
2,644	Telenor ASA	24,721
2,114	TGS ASA	28,484
1,776	TOMRA Systems ASA	30,021
1,273	Veidekke ASA	12,578
2,083	Wallenius Wilhelmsen ASA	20,635
1,669	Yara International ASA	73,358
		1,599,937
	Portugal—0.2%
3,185	Altri SGPS SA†	17,064
136,257	Banco Comercial Portugues SA, Class R†	21,353
976	Corticeira Amorim SGPS SA†	9,110
2,841	CTT-Correios de Portugal SA†	9,367
1,808	EDP Renovaveis SA	39,830
18,638	Energias de Portugal SA	92,892
9,062	Galp Energia SGPS SA	122,322
766	Greenvolt-Energias Renovaveis SA†,*	6,396
1,861	Jeronimo Martins SGPS SA	40,201
5,953	Navigator Co. SA	22,010
3,482	NOS SGPS SA†	14,104
10,709	Redes Energeticas Nacionais SGPS SA	28,888
20,529	Sonae SGPS SA	20,547
		444,084
	Singapore—0.8%
4,200	AEM Holdings Ltd.†,	10,724
23,500	Ascendas India Trust	19,826
14,300	Capitaland Investment Ltd.	39,503
7,300	City Developments Ltd.	44,855
23,400	ComfortDelGro Corp. Ltd.	21,489
9,622	DBS Group Holdings Ltd.	243,675
3,900	DFI Retail Group Holdings Ltd.	11,427
18,300	First Resources Ltd.	20,221
35,400	Genting Singapore Ltd.	25,240
132,400	Golden Agri-Resources Ltd.	24,713
800	Great Eastern Holdings Ltd.	11,050
11,200	GuocoLand Ltd.	13,546

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Singapore (Continued)
2,600	Haw Par Corp. Ltd.	$18,596
3,200	Hong Leong Finance Ltd.	5,710
7,200	Hongkong Land Holdings Ltd.	33,120
192,400	Hutchison Port Holdings Trust	37,326
1,900	iFAST Corp. Ltd.	8,284
1,800	Jardine Cycle & Carriage Ltd.	38,435
7,500	Keppel Corp. Ltd.	40,652
57,577	Keppel Infrastructure Trust	23,213
12,300	Nanofilm Technologies International Ltd.	12,765
46,800	NETLINK NBN TRUST	29,001
8,300	Olam Group Ltd.	9,047
21,139	Oversea-Chinese Banking Corp. Ltd.	192,230
25,200	Raffles Medical Group Ltd.	26,340
10,600	SATS Ltd.*	22,476
10,100	Sembcorp Industries Ltd.	25,488
299,400	Sembcorp Marine Ltd.*	30,848
19,200	Sheng Siong Group Ltd.	23,652
9,299	Singapore Airlines Ltd.†	38,393
7,000	Singapore Exchange Ltd.	46,775
32,900	Singapore Post Ltd.	12,773
16,900	Singapore Technologies Engineering Ltd.	42,269
25,600	Singapore Telecommunications Ltd.	49,120
22,000	StarHub Ltd.	17,082
5,192	Straits Trading Co. Ltd.	9,032
9,500	UMS Holdings Ltd.	8,369
7,000	United Overseas Bank Ltd.	160,445
6,300	UOL Group Ltd.	31,608
3,800	Venture Corp. Ltd.	48,401
23,900	Wilmar International Ltd.	74,409
15,000	Wing Tai Holdings Ltd.	16,799
29,500	Yangzijiang Financial Holding Ltd.†,*	7,819
45,900	Yangzijiang Shipbuilding Holdings Ltd.	46,606
		1,673,352
	Spain—1.5%
310	Acciona SA	57,043
4,531	Acerinox SA	44,826
1,749	ACS Actividades de Construccion y Servicios SA†	50,119
382	Aena SME SA,#,*	47,965
1,165	Almirall SA	11,274
Shares		Value (Note 1)
	Spain (Continued)
2,432	Amadeus IT Group SA,*	$126,392
4,833	Applus Services SA	33,188
54,257	Banco Bilbao Vizcaya Argentaria SA	327,219
13,416	Banco Bilbao Vizcaya Argentaria SA, ADR	80,630
84,882	Banco de Sabadell SA	80,031
91,385	Banco Santander SA	274,149
11,282	Bankinter SA	75,697
7,180	CaixaBank SA	28,222
1,374	Cellnex Telecom SA,#,*	45,477
796	Cia de Distribucion Integral Logista Holdings SA	20,109
861	CIE Automotive SA†,	22,175
318	Construcciones y Auxiliar de Ferrocarriles SA	9,021
1,692	Ebro Foods SA†	26,552
986	Elecnor SA	11,188
4,375	Enagas SA†	72,707
7,602	Ence Energia y Celulosa SA†	22,867
2,253	Endesa SA	42,531
4,660	Ercros SA†	16,162
4,201	Faes Farma SA†	15,784
2,614	Ferrovial SA	68,471
598	Fluidra SA†	9,295
1,318	Fomento de Construcciones y Contratas SA†	12,444
3,465	Gestamp Automocion SA,#	13,405
4,339	Global Dominion Access SA†,#	16,651
1,891	Grifols SA†,*	21,801
705	Grupo Catalana Occidente SA	22,300
22,954	Iberdrola SA	268,562
2,164	Indra Sistemas SA†	24,670
6,499	Industria de Diseno Textil SA	172,878
147	Laboratorios Farmaceuticos Rovi SA†,	5,674
5,075	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros†	5,606
19,051	Mapfre SA†	36,912
4,190	Melia Hotels International SA†,*	20,533
875	Naturgy Energy Group SA†	22,770
145	Pharma Mar SA†	9,980
2,459	Prosegur Cia de Seguridad SA†,	4,667
3,850	Red Electrica Corp. SA	67,011
17,197	Repsol SA	273,367

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Spain (Continued)
10,795	Sacyr SA†	$30,044
1,856	Solaria Energia y Medio Ambiente SA,*	34,013
57,825	Telefonica SA	209,527
3,839	Tubacex SA,*	8,211
40,719	Unicaja Banco SA,#	44,939
452	Vidrala SA†	38,901
582	Viscofan SA†,	37,505
		3,021,465
	Sweden—1.9%
984	AAK AB	16,771
1,552	AcadeMedia AB†,#	6,639
1,327	AddLife AB, Class B	13,811
3,120	AddNode Group AB	29,421
2,288	AddTech AB, Class B	32,605
1,023	AFRY AB	16,755
1,372	Alfa Laval AB	39,589
933	Alimak Group AB#	6,670
1,793	Alleima AB*	6,602
510	Alligo AB, Class B	3,876
4,107	Ambea AB,#	17,326
556	Annehem Fastigheter AB, Class B,*	1,055
3,735	Arjo AB, Class B	13,938
3,136	Assa Abloy AB, Class B	67,229
15,988	Atlas Copco AB, Class A	188,611
9,748	Atlas Copco AB, Class B	103,787
810	Atrium Ljungberg AB, Class B	13,266
3,696	Attendo AB,#,*	8,579
1,217	Avanza Bank Holding AB†	26,078
1,245	Axfood AB	34,111
1,079	Beijer Alma AB	16,896
1,530	Beijer Ref AB†,	21,568
808	Bergman & Beving AB	8,611
2,259	Betsson AB, Class B,*	18,352
1,218	Bilia AB, Class A	13,342
1,635	Billerud AB	19,915
1,495	BioGaia AB, Class B	11,973
981	Biotage AB	17,439
3,089	Boliden AB	115,821
1,253	Bonava AB, Class B	3,533
1,482	Bravida Holding AB,#	15,821
670	Bufab AB	15,025
1,399	Bure Equity AB	33,035
Shares		Value (Note 1)
	Sweden (Continued)
1,751	Castellum AB†	$21,185
447	Catena AB	16,647
660	Cellavision AB	14,484
1,045	Cibus Nordic Real Estate AB†,	14,361
855	Clas Ohlson AB, Class B†,	5,899
7,868	Cloetta AB, Class B	15,729
1,370	Coor Service Management Holding AB,#	8,442
14,402	Corem Property Group AB, Class B	11,580
2,643	Dios Fastigheter AB	19,110
2,657	Dometic Group AB†, ,#	17,131
1,685	Duni AB,*	13,919
2,823	Dustin Group AB,#,*	11,168
736	Elanders AB	10,580
2,954	Electrolux AB, Class B†	39,853
3,376	Electrolux Professional AB, Class B	14,177
4,884	Elekta AB, Class B	29,393
5,131	Epiroc AB, Class A	93,353
3,047	Epiroc AB, Class B	48,954
689	Essity AB, Class A	17,960
3,160	Essity AB, Class B	82,764
723	Evolution AB,#	70,354
1,567	Fabege AB†	13,320
2,158	Fagerhult AB	8,365
6,378	Fastighets AB Balder, Class B,*	29,656
79	Fenix Outdoor International AG	6,450
3,690	Fortnox AB	16,723
703	GARO AB	7,316
1,600	Getinge AB, Class B	33,166
1,494	Granges AB	12,213
5,111	H & M Hennes & Mauritz AB, Class B†	54,975
2,002	Hexagon AB, Class B	20,912
1,400	Hexatronic Group AB	18,991
3,325	Hexpol AB	35,401
366	HMS Networks AB	11,911
3,175	Hoist Finance AB†,#,*	8,970
833	Holmen AB, Class B	33,041
690	Hufvudstaden AB, Class A	9,806
4,766	Husqvarna AB, Class B	33,397
1,347	Indutrade AB	27,250
1,465	Instalco AB	5,564
2,972	International Petroleum Corp.,*	33,295
631	Intrum AB†,	7,631

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Sweden (Continued)
2,675	Inwido AB	$28,378
1,080	JM AB	17,812
1,933	Karnov Group AB*	10,818
3,092	Kindred Group PLC, SDR	32,180
512	KNOW IT AB	10,000
3,488	Lagercrantz Group AB, Class B	34,530
1,140	Lifco AB, Class B	19,026
1,567	Lindab International AB	19,132
981	Loomis AB	26,887
487	Medicover AB, Class B	6,520
2,179	MEKO AB	23,513
2,979	Millicom International Cellular SA, SDR*	37,727
302	MIPS AB†	12,442
1,742	Modern Times Group MTG AB, Class B,*	14,874
510	Momentum Group AB,*	2,860
1,828	Munters Group AB,#	18,026
1,021	Mycronic AB	19,158
2,840	NCAB Group AB†	17,677
1,536	NCC AB, Class B†	14,315
642	Neobo Fastigheter AB†,*,§	1,203
648	New Wave Group AB, Class B	12,817
2,671	Nibe Industrier AB, Class B	24,855
3,170	Nobia AB	6,471
3,940	Nolato AB, Class B	20,635
1,234	Nordic Waterproofing Holding AB†	17,218
1,467	Nordnet AB publ	21,222
474	Note AB,*	8,131
1,681	Nyfosa AB†,	12,984
1,014	OEM International AB, Class B	7,026
1,353	Orron Energy ab*	2,912
609	Pandox AB,*	6,793
2,782	Peab AB, Class B	15,756
1,578	Platzer Fastigheter Holding AB, Class B	12,446
4,394	Ratos AB, Class B	17,471
5,625	Resurs Holding AB,#	13,450
528	Saab AB, Class B	20,781
1,598	Sagax AB, Class B	36,218
6,434	Samhallsbyggnadsbolaget i Norden AB†	10,716
5,020	Sandvik AB	90,636
2,495	Scandi Standard AB,*	11,716
Shares		Value (Note 1)
	Sweden (Continued)
2,471	Scandic Hotels Group AB#,*	$7,630
609	Sdiptech AB, Class B†,*	13,190
1,030	Sectra AB, Class B*	14,688
4,432	Securitas AB, Class B	36,935
5,251	Sinch AB#,*	19,238
7,990	Skandinaviska Enskilda Banken AB, Class A	91,846
2,462	Skanska AB, Class B	38,930
426	SKF AB, Class A	6,507
5,097	SKF AB, Class B†	77,738
1,180	SkiStar AB†,	12,552
562	Solid Forsakring AB,*	3,547
4,349	SSAB AB, Class A	23,731
7,778	SSAB AB, Class B	40,400
9,462	Stillfront Group AB*	15,887
2,352	Svenska Cellulosa AB SCA, Class B	29,741
6,847	Svenska Handelsbanken AB, Class A	68,963
1,170	Sweco AB, Class B	11,196
3,365	Swedbank AB, Class A	57,175
987	Swedish Orphan Biovitrum AB,*	20,402
2,312	Systemair AB	15,908
7,040	Tele2 AB, Class B	57,414
1,292	Telefonaktiebolaget LM Ericsson, Class A	8,172
24,521	Telefonaktiebolaget LM Ericsson, Class B	143,110
30,061	Telia Co. AB	76,803
1,057	Thule Group AB†,#	22,052
2,299	Trelleborg AB, Class B	53,053
353	Troax Group AB	6,177
700	Viaplay Group AB,*	13,286
471	Vitec Software Group AB, Class B†,	18,876
1,877	Volvo AB, Class A	35,634
14,187	Volvo AB, Class B	256,253
1,622	Wallenstam AB, Class B†	6,824
2,008	Wihlborgs Fastigheter AB	15,106
		4,019,742
	Switzerland—5.3%
17,392	ABB Ltd., Registered	527,788
869	Accelleron Industries AG*	17,993
2,407	Adecco Group AG, Registered	79,292
2,917	Alcon, Inc.	199,314

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Switzerland (Continued)
242	Allreal Holding AG, Registered	$39,363
137	ALSO Holding AG, Registered,*	25,069
5,154	ams-OSRAM AG,*	37,625
47	APG SGA SA	8,158
1,914	Arbonia AG	26,744
24,513	Aryzta AG*	29,188
590	Ascom Holding AG, Registered†	4,741
119	Autoneum Holding AG†	13,127
765	Baloise Holding AG, Registered	118,061
243	Banque Cantonale Vaudoise, Registered	23,324
33	Barry Callebaut AG, Registered	65,276
247	Basilea Pharmaceutica AG, Registered*	12,235
154	Belimo Holding AG, Registered	73,282
35	Bell Food Group AG, Registered	9,009
276	Bellevue Group AG	11,164
76	Berner Kantonalbank AG, Registered	18,288
301	BKW AG	41,179
127	Bossard Holding AG, Registered Class A	27,442
147	Bucher Industries AG, Registered	61,493
78	Burckhardt Compression Holding AG	46,480
137	Burkhalter Holding AG	11,349
40	Bystronic AG	27,729
262	Calida Holding AG, Registered	13,388
456	Cembra Money Bank AG	37,924
1	Chocoladefabriken Lindt & Spruengli AG, Registered	102,742
1,339	Cie Financiere Richemont SA, Registered Class A	173,629
3,504	Clariant AG, Registered,*	55,517
205	Coltene Holding AG, Registered,*	16,894
168	Comet Holding AG, Registered	35,575
8,760	Credit Suisse Group AG, ADR	26,630
6,701	Credit Suisse Group AG, Registered	20,031
93	Daetwyler Holding AG, Bearer Shares†,	18,506
761	DKSH Holding AG	57,776
66	dormakaba Holding AG	24,162
2,191	Dufry AG, Registered*	91,251
1,608	EFG International AG,*	15,356
Shares		Value (Note 1)
	Switzerland (Continued)
36	Emmi AG, Registered	$30,485
41	EMS-Chemie Holding AG, Registered	27,758
338	Flughafen Zurich AG, Registered,*	52,309
20	Forbo Holding AG, Registered†,	23,533
1,069	Galenica AG,#	87,344
5,107	GAM Holding AG†,*	5,192
266	Geberit AG, Registered	125,283
1,909	Georg Fischer AG, Registered	116,854
63	Givaudan SA, Registered	193,023
566	Helvetia Holding AG, Registered	65,987
136	Hiag Immobilien Holding AG	12,061
3,415	Holcim AG,*	176,835
298	Huber & Suhner AG, Registered	27,813
547	Implenia AG, Registered,*	22,509
109	Ina Invest Holding AG,*	2,322
36	Inficon Holding AG, Registered	31,497
8	Interroll Holding AG, Registered	20,332
16	Intershop Holding AG	10,434
110	Investis Holding SA	12,075
2,363	Julius Baer Group Ltd.	137,643
80	Jungfraubahn Holding AG, Registered,*	10,728
169	Kardex Holding AG, Registered	27,781
90	Komax Holding AG, Registered	25,064
667	Kuehne & Nagel International AG, Registered	155,235
580	Landis & Gyr Group AG†,*	40,929
8	LEM Holding SA, Registered	15,522
167	Liechtensteinische Landesbank AG†	10,078
765	Logitech International SA, Registered†	47,208
1,894	Logitech International SA, Registered†	117,902
208	Lonza Group AG, Registered	101,925
63	Luzerner Kantonalbank AG, Registered	28,173
103	Medacta Group SA,#	11,474
636	Medmix AG,#	12,106
2	Metall Zug AG, Registered Class B	4,164
1,480	Mobilezone Holding AG, Registered	24,521
165	Mobimo Holding AG, Registered	42,113

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Switzerland (Continued)
13,814	Nestle SA, Registered	$1,600,640
116	Novartis AG, ADR	10,524
10,645	Novartis AG, Registered	962,327
4,832	OC Oerlikon Corp. AG, Registered	31,668
136	Orior AG	10,781
169	Partners Group Holding AG	149,288
699	PSP Swiss Property AG, Registered	82,022
78	Rieter Holding AG, Registered	8,857
3,948	Roche Holding AG	1,240,355
158	Roche Holding AG, Bearer Shares†	61,242
239	Schindler Holding AG, Registered	43,114
25	Schweiter Technologies AG, Bearer Shares	19,899
273	Sensirion Holding AG,#,*	28,934
423	SFS Group AG	40,029
45	SGS SA, Registered	104,634
91	Siegfried Holding AG, Registered,*	60,378
3,372	SIG Group AG,*	73,665
713	Sika AG, Registered	170,953
2,142	Softwareone Holding AG,*	30,370
482	Sonova Holding AG, Registered	114,316
88	St. Galler Kantonalbank AG, Registered	45,777
520	Straumann Holding AG, Registered	59,387
497	Sulzer AG, Registered†	38,700
218	Swatch Group AG, Bearer Shares	62,006
853	Swatch Group AG, Registered	44,317
173	Swiss Life Holding AG, Registered	89,208
1,371	Swiss Prime Site AG, Registered	118,840
1,686	Swiss Re AG	157,687
297	Swisscom AG, Registered	162,721
247	Swissquote Group Holding SA, Registered	35,662
71	Tecan Group AG, Registered	31,667
904	Temenos AG, Registered	49,607
276	u-blox Holding AG,*	32,894
13,089	UBS Group AG, Registered	243,548
335	Valiant Holding AG, Registered	36,230
310	VAT Group AG,#	84,754
23	Vaudoise Assurances Holding SA	10,522
400	Vetropack Holding AG, Registered	15,617
Shares		Value (Note 1)
	Switzerland (Continued)
540	Vontobel Holding AG, Registered	$35,800
77	VP Bank AG, Class A†	7,312
142	VZ Holding AG	11,026
6	Warteck Invest AG, Registered	14,730
59	Ypsomed Holding AG, Registered	10,771
104	Zehnder Group AG, Registered	6,276
2	Zuger Kantonalbank AG, Brearer Shares	15,660
1,057	Zurich Insurance Group AG	505,609
		10,870,630
	United Kingdom—9.6%
10,852	3i Group PLC	175,998
533	4imprint Group PLC	27,547
2,172	888 Holdings PLC†,*	2,283
30,679	abrdn PLC†	70,192
1,162	Admiral Group PLC	30,021
1,488	AG Barr PLC	9,588
13,183	Airtel Africa PLC,#	17,818
6,044	AJ Bell PLC	26,173
12,432	Alliance Pharma PLC	7,966
11,173	Anglo American PLC	437,173
2,319	Antofagasta PLC	43,329
4,535	Ascential PLC*	11,053
8,024	Ashmore Group PLC	23,223
4,086	Ashtead Group PLC	233,157
355	ASOS PLC†,*	2,191
2,153	Associated British Foods PLC	41,021
4,772	AstraZeneca PLC	647,179
6,994	Auto Trader Group PLC,#	43,596
669	AVEVA Group PLC	25,986
20,017	Aviva PLC	107,156
835	Avon Rubber PLC	10,852
11,755	B&M European Value Retail SA	58,451
13,654	Babcock International Group PLC,*	46,583
11,973	BAE Systems PLC	123,904
9,792	Balfour Beatty PLC	39,965
617	Bank of Georgia Group PLC	19,431
128,411	Barclays PLC	246,090
10,368	Barratt Developments PLC	49,736
5,619	Beazley PLC	46,159
2,110	Bellway PLC	48,658
733	Berkeley Group Holdings PLC†,	33,435
4,891	Biffa PLC,#	24,089

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	United Kingdom (Continued)
2,271	Bloomsbury Publishing PLC	$12,341
2,945	Bodycote PLC	20,241
8,370	boohoo Group PLC†,*	3,585
163,993	BP PLC	941,534
2,366	BP PLC, ADR	82,644
26,910	Breedon Group PLC	19,845
8,803	British American Tobacco PLC	349,230
3,178	British American Tobacco PLC, ADR	127,056
4,032	Britvic PLC	37,875
414	Brooks Macdonald Group PLC	10,611
95,431	BT Group PLC	129,274
2,054	Bunzl PLC	68,511
3,793	Burberry Group PLC	93,087
3,634	Burford Capital Ltd.	29,303
1,708	Bytes Technology Group PLC	7,991
4,589	C&C Group PLC,*	9,725
40,000	Capita PLC,*	11,732
11,065	Capricorn Energy PLC†	35,021
7,460	Card Factory PLC,*	7,053
510	Carnival PLC†,*	3,572
756	Cazoo Group Ltd.*	119
21,596	Centamin PLC	29,476
6,675	Central Asia Metals PLC	20,013
102,113	Centrica PLC	119,153
2,609	Chesnara PLC	8,942
577	Clarkson PLC	22,566
2,800	Close Brothers Group PLC	35,442
3,114	CMC Markets PLC,#	8,433
33,791	Coats Group PLC	27,044
1,369	Coca-Cola HBC AG,*	32,654
6,572	Compass Group PLC	152,350
865	Computacenter PLC	19,984
16,130	ConvaTec Group PLC,#	45,358
1,002	Cranswick PLC	37,286
4,845	Crest Nicholson Holdings PLC	13,859
826	Croda International PLC	65,947
21,706	Currys PLC†	14,065
914	CVS Group PLC	21,392
1,019	DCC PLC	50,262
2,945	De La Rue PLC*	2,795
498	Dechra Pharmaceuticals PLC	15,762
5,029	Devro PLC	18,726
6,669	DFS Furniture PLC	12,497
12,494	Diageo PLC	551,319
1,038	Diploma PLC	34,836
Shares		Value (Note 1)
	United Kingdom (Continued)
16,489	Direct Line Insurance Group PLC	$44,115
1,383	DiscoverIE Group PLC	12,222
3,416	Domino's Pizza Group PLC	12,117
7,369	Dr Martens PLC	16,980
7,636	Drax Group PLC	64,898
23,485	DS Smith PLC	91,281
1,117	Dunelm Group PLC	13,220
2,569	easyJet PLC*	10,081
5,917	ECORA RESOURCES PLC	10,773
13,055	Elementis PLC*	19,003
1,355	EMIS Group PLC	30,666
2,131	Energean PLC	33,723
74,403	EnQuest PLC†,*	19,249
2,921	Entain PLC	46,667
7,801	Esken Ltd.†, ,*	481
5,759	Essentra PLC	16,466
3,432	Evraz PLC,*,§	—
3,783	Experian PLC	128,651
1,729	FDM Group Holdings PLC	15,656
1,425	Ferguson PLC	179,856
286	Ferguson PLC	36,313
5,122	Ferrexpo PLC	9,734
1,189	Fevertree Drinks PLC†,	14,820
20,184	Firstgroup PLC†	24,645
3,491	Frasers Group PLC,*	29,965
2,026	Fresnillo PLC	22,088
1,255	Fuller Smith & Turner PLC, Class A	7,525
2,410	Future PLC	36,915
2,798	Galliford Try Holdings PLC	5,378
505	Games Workshop Group PLC	52,291
1,706	Gamma Communications PLC	22,316
6,960	Genel Energy PLC	10,484
2,857	Genuit Group PLC	9,706
100,979	Glencore PLC	674,362
4,589	Grafton Group PLC	43,751
14,240	Grainger PLC	43,383
6,489	Greencore Group PLC,*	5,032
1,534	Greggs PLC	43,507
26,798	GSK PLC	465,746
9,789	Gulf Keystone Petroleum Ltd.	23,787
4,549	Gym Group PLC#,*	5,994
13,723	Haleon PLC,*	54,309
6,271	Halfords Group PLC	15,845
1,399	Halma PLC	33,387

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	United Kingdom (Continued)
4,078	Harbour Energy PLC	$15,007
3,781	Hargreaves Lansdown PLC	39,137
21,097	Hays PLC	29,510
1,995	Headlam Group PLC	7,284
3,050	Helical PLC	12,297
7,460	Helios Towers PLC†,*	9,569
3,074	Henry Boot PLC	8,733
1,984	Hikma Pharmaceuticals PLC	37,226
2,154	Hill & Smith PLC	30,520
2,081	Hilton Food Group PLC	14,013
3,163	Hiscox Ltd.	41,662
5,513	Hochschild Mining PLC	4,682
3,986	Hollywood Bowl Group PLC	11,999
4,547	HomeServe PLC,*	65,800
7,520	Howden Joinery Group PLC	51,057
61,234	HSBC Holdings PLC	381,767
6,698	HSBC Holdings PLC, ADR†	208,710
3,532	Hunting PLC	14,219
4,879	Ibstock PLC,#	9,131
5,952	IG Group Holdings PLC	56,270
2,877	IMI PLC	44,799
910	Impax Asset Management Group PLC	7,954
12,148	Imperial Brands PLC	304,154
6,373	Inchcape PLC	63,178
2,984	Indivior PLC*	66,811
6,450	Informa PLC	48,315
3,740	IntegraFin Holdings PLC	13,664
917	InterContinental Hotels Group PLC	52,592
196	InterContinental Hotels Group PLC, ADR†	11,435
2,732	Intermediate Capital Group PLC	37,917
10,061	International Consolidated Airlines Group SA†,*	15,063
10,685	International Distributions Services PLC	27,515
4,161	International Personal Finance PLC	3,677
1,532	Intertek Group PLC	74,714
8,515	Investec PLC	52,645
3,042	iomart Group PLC	4,597
35,770	IP Group PLC	24,109
21,591	IQE PLC,*	12,960
66,802	ITV PLC†,	60,699
9,541	IWG PLC,*	19,147
Shares		Value (Note 1)
	United Kingdom (Continued)
22,063	J. Sainsbury PLC	$58,067
2,074	J.D. Wetherspoon PLC†, ,*	11,138
1,083	James Fisher & Sons PLC,*	5,113
3,618	James Halstead PLC†	8,223
27,745	JD Sports Fashion PLC	42,314
1,084	JET2 PLC	12,560
10,403	John Wood Group PLC*	16,997
2,038	Johnson Matthey PLC	52,406
7,194	Johnson Service Group PLC	8,428
897	JTC PLC†,#	8,112
8,912	Jupiter Fund Management PLC	14,308
239	Just Eat Takeaway.com NV#,*	5,053
927	Just Eat Takeaway.com NV†,#,*	19,473
30,973	Just Group PLC	30,555
1,680	Kainos Group PLC	31,339
1,556	Keller Group PLC	15,049
11,122	Kier Group PLC*	7,973
24,636	Kingfisher PLC	70,319
4,919	Lancashire Holdings Ltd.†,	38,654
39,847	Legal & General Group PLC	120,192
796	Liontrust Asset Management PLC	10,778
399,205	Lloyds Banking Group PLC	219,157
19,935	Lloyds Banking Group PLC, ADR	43,857
733	London Stock Exchange Group PLC	63,236
10,707	Lookers PLC	9,864
31,096	M&G PLC	70,619
29,336	Man Group PLC	75,790
53,841	Marks & Spencer Group PLC,*	80,257
1,885	Marshalls PLC	6,226
18,395	Marston's PLC*	8,802
11,392	ME GROUP INTERNATIONAL PLC	15,838
3,805	Mears Group PLC	9,568
8,277	Mediclinic International PLC	49,832
31,313	Melrose Industries PLC	50,916
3,713	Micro Focus International PLC	23,764
8,089	Mitchells & Butlers PLC,*	13,495
24,076	Mitie Group PLC	21,714
150	MJ Gleeson PLC	624
4,163	Mondi PLC	70,938
14,223	Moneysupermarket.com Group PLC	33,083
3,811	Moonpig Group PLC,*	5,082
7,506	Morgan Advanced Materials PLC	28,539

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	United Kingdom (Continued)
1,378	Morgan Sindall Group PLC	$25,489
765	Mortgage Advice Bureau Holdings Ltd.	4,902
1,086	MP Evans Group PLC	10,635
10,029	National Express Group PLC,*	15,762
3,907	National Grid PLC	47,111
2,018	National Grid PLC, ADR	121,726
14,393	NatWest Group PLC	46,146
7,545	NatWest Group PLC, ADR†	48,741
5,311	NCC Group PLC	12,841
731	Next Fifteen Communications Group PLC	8,749
900	Next PLC	63,172
5,427	Ninety One PLC	12,197
537	NMC Health PLC,*,§	—
1,743	Ocado Group PLC†,*	12,997
4,680	On the Beach Group PLC,#,*	8,849
8,824	OSB Group PLC	51,184
1,080	Oxford Instruments PLC	29,508
5,545	Pagegroup PLC	30,917
40,396	Pan African Resources PLC†	8,078
5,714	Paragon Banking Group PLC	38,926
1,213	PayPoint PLC	7,479
4,475	Pearson PLC	50,811
41,805	Pendragon PLC*	9,704
3,518	Pennon Group PLC	37,789
3,146	Persimmon PLC	46,287
4,723	Petrofac Ltd.†,*	4,011
10,688	Pets at Home Group PLC	36,645
5,331	Phoenix Group Holdings PLC	39,224
8,181	Playtech PLC,*	50,342
1,545	Plus500 Ltd.	33,696
1,124	Polar Capital Holdings PLC	6,482
14,328	Premier Foods PLC	18,812
6,783	Provident Financial PLC	15,679
3,998	Prudential PLC	54,496
8,123	PureTech Health PLC†,*	26,171
7,065	QinetiQ Group PLC	30,492
19,168	Quilter PLC#	21,533
956	Rathbones Group PLC	23,520
12,130	Reach PLC	13,946
2,665	Reckitt Benckiser Group PLC	185,385
6,125	Redde Northgate PLC	30,508
6,252	Redrow PLC	34,300
10,683	RELX PLC	295,500
Shares		Value (Note 1)
	United Kingdom (Continued)
1,210	RELX PLC, ADR†	$33,541
2,776	Renew Holdings PLC	24,566
1,514	Renewi PLC,*	10,946
428	Renishaw PLC	18,979
11,676	Rentokil Initial PLC	71,708
17,999	Restaurant Group PLC,*	6,798
787	RHI Magnesita NV	21,160
1,162	Ricardo PLC	6,757
8,346	Rightmove PLC	51,600
13,779	Rio Tinto PLC	965,838
60,172	Rolls-Royce Holdings PLC,*	67,798
9,205	Rotork PLC	34,120
159	RPS Group PLC	423
4,820	RS GROUP PLC	52,182
3,518	RWS Holdings PLC	15,975
3,036	Sabre Insurance Group PLC,#	3,905
948	Saga PLC†,*	1,442
6,139	Sage Group PLC	55,337
2,515	Savills PLC	25,099
5,215	Schroders PLC	27,488
5,266	Senior PLC	7,971
25,172	Serco Group PLC	47,291
4,307	Serica Energy PLC	14,840
11,630	Severfield PLC	8,717
1,830	Severn Trent PLC	58,650
41,803	Shell PLC	1,175,508
12,527	Shell PLC, ADR	713,413
9,302	SIG PLC,*	3,329
11,912	Sirius Real Estate Ltd.	10,657
998	Smart Metering Systems PLC	9,435
2,988	Smith & Nephew PLC	40,079
2,338	Smiths Group PLC	45,182
1,667	Softcat PLC	23,861
1,032	Spectris PLC	37,454
12,936	Speedy Hire PLC	6,216
525	Spirax-Sarco Engineering PLC	67,373
7,170	Spire Healthcare Group PLC,#,*	19,763
10,386	Spirent Communications PLC	32,671
9,716	SSE PLC	201,094
7,895	SSP Group PLC,*	21,857
2,424	St. James's Place PLC	32,089
18,943	Standard Chartered PLC	142,537
4,177	SThree PLC	20,351
8,653	Synthomer PLC	15,085
5,495	Tate & Lyle PLC	47,246
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	United Kingdom (Continued)
44,971	Taylor Wimpey PLC	$55,265
1,288	TBC Bank Group PLC	35,347
978	Telecom Plus PLC	25,953
61,861	Tesco PLC	167,672
5,954	TI Fluid Systems PLC,#	9,617
16,738	TP ICAP Group PLC	35,311
5,604	Travis Perkins PLC	60,256
2,958	TT Electronics PLC	6,222
42,736	Tullow Oil PLC†,*	19,075
4,191	Tyman PLC	11,425
10,538	Unilever PLC	529,081
4,946	United Utilities Group PLC	59,280
5,245	Vesuvius PLC	25,630
504	Victrex PLC	9,731
1,057	VIDENDUM PLC	13,775
20,342	Virgin Money U.K. PLC	44,783
3,721	Vistry Group PLC	28,138
317,870	Vodafone Group PLC	323,725
6,400	Volution Group PLC†	28,241
3,542	Watches of Switzerland Group PLC,#,*	35,135
5,138	Watkin Jones PLC	6,236
2,052	Weir Group PLC	41,404
1,764	WH Smith PLC	31,658
1,648	Whitbread PLC	51,203
5,006	Wickes Group PLC	8,854
3,672	Wincanton PLC	14,960
Shares		Value (Note 1)
	United Kingdom (Continued)
8,767	WPP PLC	$86,932
510	XP Power Ltd.	12,547
930	XPS Pensions Group PLC	1,563
589	Young & Co's Brewery PLC, Class A	7,292
		19,786,076
	United States—0.0%
1,592	ADTRAN Holdings, Inc.	28,800
21	GXO Logistics, Inc.*	897
109	Noble Corp. PLC*	4,087
		33,784
	TOTAL COMMON STOCKS (Cost $141,579,171)	145,450,399
	AFFILIATED INVESTMENT COMPANY—28.6%
	United States—28.6%
2,934,398	DFA Emerging Markets Core Equity Portfolio, Class I‡‡ (Cost $58,246,559)	59,098,784
		Expiration Date
	RIGHTS—0.0%
	Austria—0.0%
1,417	S Immo AG,*,§ (Cost $0)	08/11/2023	0
	PREFERRED STOCKS—0.4%
	Germany—0.4%
566	Bayerische Motoren Werke AG, 8.77%		48,197
387	Draegerwerk AG & Co. KGaA, 0.45%		17,296
1,497	FUCHS PETROLUB SE, 4.00%		52,465
537	Henkel AG & Co. KGaA, 3.04%		37,376
949	Jungheinrich AG, 3.28%		27,001
917	Porsche Automobil Holding SE, 4.26%		50,297
162	Sartorius AG, 0.35%		64,059
631	Sixt SE, 8.00%		36,812
173	STO SE & Co. KGaA, 0.25%		27,852

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares			Value (Note 1)
	Germany (Continued)
2,797	Volkswagen AG, 6.01%		$348,567
			709,922
	Italy—0.0%
1,392	Danieli & C Officine Meccaniche SpA, 2.45%		21,338
29,205	Telecom Italia SpA, 0.0%,*		6,512
			27,850
	TOTAL PREFERRED STOCK (Cost $991,709)		737,772
		7-Day Yield
	SHORT-TERM INVESTMENTS—2.2%
4,565,218	State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,565,218)††	4.37%	4,565,218
	TOTAL INVESTMENTS, AT VALUE—101.6% (Cost $205,382,657)		209,852,173
	Liabilities in Excess of Other Assets—(1.6)%		(3,224,017)
	NET ASSETS—100.0%		$206,628,156

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

†  Denotes all or a portion of security on loan. As of December 31, 2022, the market value of the securities on loan was $10,589,721 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $6,580,395.

§  Fair valued security—Represents fair value as measured based on the Portfolio Valuation policies specified in Note 1. As of December 31, 2022, the total value of the fair valued securities was $1,616.

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of securities exempt from registration under Rule 144A of the Securities Act of 1933 at December 31, 2022, amounts to approximately $2,971,067, and represents 1.43% of net assets.

‡‡  Affiliated issuer. Assets with a total aggregate market value of $59,098,784, or 28.6% of net assets, were affiliated with the Fund as of December 31, 2022 (Note 2).

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

At December 31, 2022, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Mutual Funds	28.6%
Banks	6.2%
Oil, Gas and Consumable Fuels	5.8%
Metals and Mining	4.3%
Pharmaceuticals	3.5%
Insurance	3.2%
Machinery	2.7%
Chemicals	2.6%
Food Products	2.0%
Capital Markets	1.8%
Automobiles	1.7%
Semiconductors and Semiconductor Equipment	1.6%
Textiles, Apparel and Luxury Goods	1.6%
Diversified Telecommunication Services	1.5%
Food and Staples Retailing	1.5%
Real Estate Management and Development	1.4%
Trading Companies and Distributors	1.4%
Electronic Equipment, Instruments & Components	1.2%
IT Services	1.2%
Construction and Engineering	1.1%
Professional Services	1.1%
Auto Components	1.0%
Electric Utilities	1.0%
Electrical Equipment	1.0%
Health Care Equipment and Supplies	1.0%
Household Durables	1.0%
Specialty Retail	1.0%
Beverages	0.9%
Hotels, Restaurants & Leisure	0.9%
Building Products	0.8%
Commercial Services & Supplies	0.8%
Aerospace & Defense	0.7%
Industrial Conglomerates	0.7%
Media	0.7%
Personal Products	0.7%
Road and Rail	0.7%
Software	0.7%
Wireless Telecommunication Services	0.7%
Multi-Utilities	0.6%
Air Freight and Logistics	0.5%
Construction Materials	0.5%
Health Care Providers and Services	0.5%

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Tobacco	0.5%
Diversified Financial Services	0.4%
Entertainment	0.4%
Independent Power and Renewable Electricity Producers	0.4%
Marine	0.4%
Multiline Retail	0.4%
Biotechnology	0.3%
Containers and Packaging	0.3%
Energy Equipment and Services	0.3%
Gas Utilities	0.3%
Leisure Equipment and Products	0.3%
Life Sciences Tools and Services	0.3%
Paper and Forest Products	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Transportation Infrastructure	0.3%
Airlines	0.2%
Communications Equipment	0.2%
Consumer Finance	0.2%
Household Products	0.2%
Interactive Media & Services	0.2%
Internet and Catalog Retail	0.2%
Thrifts and Mortgage Finance	0.2%
Distributors	0.1%
Diversified Consumer Services	0.1%
Health Care Technology	0.1%
Water Utilities	0.1%
Short-Term Investments	2.2%
Total	101.6%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2022

Shares		Value (Note 1)
	COMMON STOCKS—98.0%
	Beverages—4.0%
61,300	Keurig Dr. Pepper, Inc.	$2,185,958
58,000	Monster Beverage Corp.*	5,888,740
		8,074,698
	Biotechnology—3.5%
59,700	Neurocrine Biosciences, Inc.*	7,130,568
	Capital Markets—4.4%
107,200	Charles Schwab Corp.	8,925,472
	Chemicals—2.3%
14,000	Linde PLC	4,566,520
	Health Care Equipment and Supplies—4.2%
183,130	Boston Scientific Corp.*	8,473,425
	Health Care Providers and Services—3.1%
11,625	UnitedHealth Group, Inc.	6,163,342
	Insurance—2.8%
18,750	Aon PLC, Class A	5,627,625
	Interactive Media & Services—7.9%
180,400	Alphabet, Inc., Class A*	15,916,692
	Internet and Catalog Retail—4.1%
99,100	Amazon.com, Inc.*	8,324,400
	IT Services—24.4%
30,400	Accenture PLC, Class A	8,111,936
11,850	Automatic Data Processing, Inc.	2,830,491
Shares		Value (Note 1)
	IT Services (Continued)
26,100	EPAM Systems, Inc.*	$8,554,014
30,700	Fiserv, Inc.*	3,102,849
27,550	FleetCor Technologies, Inc.*	5,060,384
21,200	Mastercard, Inc., Class A	7,371,876
89,800	PayPal Holdings, Inc.*	6,395,556
37,000	Visa, Inc., Class A	7,687,120
		49,114,226
	Pharmaceuticals—2.7%
78,900	AstraZeneca PLC, ADR	5,349,420
	Semiconductors and Semiconductor Equipment—8.1%
10,000	ASML Holding NV, Registered	5,464,000
29,400	Entegris, Inc.	1,928,346
27,050	NVIDIA Corp.	3,953,087
17,400	SolarEdge Technologies, Inc.*	4,928,898
		16,274,331
	Software—22.5%
25,550	Adobe, Inc.*	8,598,342
33,900	Autodesk, Inc.*	6,334,893
23,800	Intuit, Inc.	9,263,436
87,620	Microsoft Corp.	21,013,028
		45,209,699
	Specialty Retail—4.0%
22,638	Burlington Stores, Inc.*	4,590,081
4,100	O'Reilly Automotive, Inc.*	3,460,523
		8,050,604
	TOTAL COMMON STOCKS (Cost $159,097,869)	197,201,022
TOTAL INVESTMENTS, AT VALUE—98.0% (Cost $159,097,869)	197,201,022
Other Assets in Excess of Liabilities—2.0%	4,043,431
NET ASSETS—100.0%	$201,244,453

Notes to the Schedule of Investments:

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

At December 31, 2022, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	55.0%
Health Care	13.5%
Consumer Discretionary	8.1%
Communication Services	7.9%
Financials	7.2%
Consumer Staples	4.0%
Materials	2.3%
Total	98.0%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2022

Shares		Value (Note 1)
	COMMON STOCKS—98.9%
	Aerospace & Defense—0.9%
75,589	Kratos Defense & Security Solutions, Inc.*	$780,078
78,721	Triumph Group, Inc.*	828,145
		1,608,223
	Airlines—2.2%
32,953	Alaska Air Group, Inc.*	1,415,002
151,762	Azul SA, ADR†,*	927,266
224,310	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	1,875,231
		4,217,499
	Auto Components—4.2%
37,698	BorgWarner, Inc.	1,517,345
161,124	Dana, Inc.	2,437,806
91,177	Modine Manufacturing Co.*	1,810,775
98,539	Stoneridge, Inc.*	2,124,501
		7,890,427
	Banks—5.6%
100,352	Bancorp, Inc.*	2,847,990
19,263	BankUnited, Inc.	654,364
113,825	First BanCorp	1,447,854
18,467	Pinnacle Financial Partners, Inc.	1,355,478
21,506	Popular, Inc.	1,426,278
12,624	Signature Bank	1,454,537
15,339	Wintrust Financial Corp.	1,296,452
		10,482,953
	Biotechnology—2.8%
31,162	ACADIA Pharmaceuticals, Inc.*	496,099
14,725	BioMarin Pharmaceutical, Inc.*	1,523,890
23,427	Exact Sciences Corp.*	1,159,871
10,835	Incyte Corp.*	870,267
4,493	United Therapeutics Corp.*	1,249,459
		5,299,586
	Building Products—3.9%
65,320	Builders FirstSource, Inc.*	4,237,962
98,014	Caesarstone Ltd.	559,660
11,707	Masonite International Corp.*	943,701
38,460	Trex Co., Inc.*	1,628,012
		7,369,335
	Capital Markets—3.1%
38,595	Carlyle Group, Inc.	1,151,675
9,899	Evercore Inc., Class A	1,079,783
Shares		Value (Note 1)
	Capital Markets (Continued)
4,594	LPL Financial Holdings, Inc.	$993,085
18,947	Raymond James Financial, Inc.	2,024,487
22,088	TPG, Inc.	614,709
		5,863,739
	Chemicals—3.2%
10,973	Albemarle Corp.	2,379,605
163,691	Diversey Holdings Ltd.*	697,323
18,111	FMC Corp.	2,260,253
33,746	Livent Corp.*	670,533
		6,007,714
	Commercial Services & Supplies—0.6%
109,844	Interface, Inc.	1,084,160
	Construction and Engineering—4.1%
17,086	AECOM	1,451,114
44,152	Granite Construction, Inc.	1,548,410
25,242	MasTec, Inc.*	2,153,900
17,440	Quanta Services, Inc.	2,485,200
		7,638,624
	Construction Materials—2.4%
18,533	Eagle Materials, Inc.	2,462,109
75,654	Summit Materials, Inc., Class A*	2,147,806
		4,609,915
	Consumer Finance—0.3%
37,935	Green Dot Corp., Class A*	600,132
	Containers and Packaging—0.6%
101,743	Pactiv Evergreen, Inc.	1,155,800
	Diversified Consumer Services—1.4%
103,149	2U, Inc.*	646,744
146,524	Perdoceo Education Corp.*	2,036,684
		2,683,428
	Diversified Telecommunication Services—1.4%
17,778	Cogent Communications Holdings, Inc.	1,014,768
131,693	Radius Global Infrastructure, Inc., Class A*	1,556,612
		2,571,380

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Electrical Equipment—3.3%
176,085	Array Technologies, Inc.*	$3,403,723
11,610	EnerSys	857,282
41,683	Shoals Technologies Group, Inc. Class A*	1,028,320
69,774	Vertiv Holdings Co.	953,113
		6,242,438
	Electronic Equipment, Instruments & Components—5.1%
6,660	Belden, Inc.	478,854
38,568	Coherent Corp.*	1,353,737
11,876	Fabrinet*	1,522,741
107,423	Flex Ltd.*	2,305,297
41,243	Jabil, Inc.	2,812,772
89,309	Ouster, Inc.†,*	77,074
9,199	Rogers Corp.*	1,097,809
		9,648,284
	Equity Real Estate Investment Trusts (REITs)—1.5%
33,553	Independence Realty Trust, Inc.	565,704
34,056	NETSTREIT Corp.	624,246
62,214	SITE Centers Corp.	849,843
25,980	STAG Industrial, Inc.	839,414
		2,879,207
	Health Care Equipment and Supplies—7.0%
4,135	Align Technology, Inc.*	872,071
55,515	AngioDynamics, Inc.*	764,442
7,559	Cooper Cos., Inc.	2,499,535
15,822	Hologic, Inc.*	1,183,644
11,139	Insulet Corp.*	3,279,210
9,371	Merit Medical Systems, Inc.*	661,780
15,767	Novocure Ltd.*	1,156,509
23,959	NuVasive, Inc.*	988,069
16,370	Tandem Diabetes Care, Inc.*	735,832
49,957	Varex Imaging Corp.*	1,014,127
		13,155,219
	Hotels, Restaurants & Leisure—4.1%
23,813	Boyd Gaming Corp.	1,298,523
58,214	Caesars Entertainment, Inc.*	2,421,703
50,844	Cheesecake Factory, Inc.†	1,612,263
30,643	Planet Fitness, Inc., Class A*	2,414,668
		7,747,157
Shares		Value (Note 1)
	Insurance—2.7%
24,309	Argo Group International Holdings Ltd.	$628,388
5,062	Everest Re Group Ltd.	1,676,889
17,579	Trupanion, Inc.†,*	835,530
27,704	WR Berkley Corp.	2,010,479
		5,151,286
	Interactive Media & Services—0.3%
19,082	ZoomInfo Technologies, Inc.*	574,559
	Internet & Direct Marketing Retail—0.8%
30,802	Chewy, Inc., Class A†,*	1,142,138
43,245	Lands' End, Inc.*	328,230
		1,470,368
	IT Services—2.5%
29,561	Genpact Ltd.	1,369,266
8,205	Okta, Inc.*	560,648
56,964	Paya Holdings, Inc.*	448,307
108,124	Paymentus Holdings, Inc., Class A*	866,073
9,203	SS&C Technologies Holdings, Inc.	479,108
5,805	WEX, Inc.*	949,988
		4,673,390
	Leisure Products—1.1%
112,775	Mattel, Inc.*	2,011,906
	Life Sciences Tools and Services—1.2%
4,305	Charles River Laboratories International, Inc.*	938,059
19,645	QIAGEN NV*	979,696
52,687	Sotera Health Co.*	438,883
		2,356,638
	Machinery—0.4%
31,980	CIRCOR International, Inc.*	766,241
	Marine—0.7%
19,179	Kirby Corp.*	1,234,169
	Media—0.9%
50,338	Cardlytics, Inc.*	290,954
113,579	Integral Ad Science Holding Corp.*	998,359
36,160	Magnite, Inc.*	382,934
		1,672,247

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Metals and Mining—2.7%
100,299	ATI, Inc.*	$2,994,928
57,761	Carpenter Technology Corp.	2,133,691
		5,128,619
	Oil, Gas and Consumable Fuels—3.6%
31,643	Devon Energy Corp.	1,946,361
120,842	Navigator Holdings Ltd.*	1,445,270
173,590	Permian Resources Corp.	1,631,746
48,362	SM Energy Co.	1,684,449
		6,707,826
	Pharmaceuticals—1.8%
29,226	Amphastar Pharmaceuticals, Inc.*	818,913
27,370	Pacira BioSciences, Inc.*	1,056,756
42,605	Supernus Pharmaceuticals, Inc.*	1,519,720
		3,395,389
	Professional Services—3.0%
4,493	Equifax, Inc.	873,259
60,437	KBR, Inc.	3,191,074
13,794	TransUnion	782,809
69,008	Upwork, Inc.*	720,444
		5,567,586
	Road and Rail—2.2%
35,394	Knight-Swift Transportation Holdings, Inc.	1,854,999
28,573	RXO, Inc.	491,456
51,635	XPO, Inc.*	1,718,929
		4,065,384
	Semiconductors and Semiconductor Equipment—8.5%
8,286	Ambarella, Inc.*	681,358
53,754	MACOM Technology Solutions Holdings, Inc.*	3,385,427
32,033	MaxLinear, Inc.*	1,087,520
6,996	MKS Instruments, Inc.	592,771
3,846	Monolithic Power Systems, Inc.	1,359,984
19,173	Qorvo, Inc.*	1,737,841
37,410	Semtech Corp.*	1,073,293
14,007	SiTime Corp.*	1,423,391
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment (Continued)
16,027	Ultra Clean Holdings, Inc.*	$531,295
13,799	Universal Display Corp.	1,490,844
37,049	Wolfspeed, Inc.*	2,557,863
		15,921,587
	Software—2.8%
12,356	CommVault Systems, Inc.*	776,451
17,027	Envestnet, Inc.*	1,050,566
2,020	HubSpot, Inc.*	584,042
27,284	LiveRamp Holdings, Inc.*	639,537
60,155	Qualtrics International, Inc., Class A*	624,409
13,500	Workiva, Inc.*	1,133,595
83,800	Zuora, Inc., Class A*	532,968
		5,341,568
	Specialty Retail—1.9%
5,131	Advance Auto Parts, Inc.	754,411
15,343	Floor & Decor Holdings, Inc., Class A*	1,068,333
96,434	Leslie's, Inc.*	1,177,459
16,157	Victoria's Secret & Co.*	578,098
		3,578,301
	Technology Hardware, Storage & Peripherals—0.2%
26,971	Stratasys Ltd.*	319,876
	Thrifts and Mortgage Finance—0.5%
47,367	NMI Holdings, Inc., Class A*	989,970
	Trading Companies and Distributors—3.4%
33,348	Beacon Roofing Supply, Inc.*	1,760,441
58,504	FTAI Aviation Ltd.	1,001,588
309,695	MRC Global, Inc.*	3,586,268
		6,348,297
	TOTAL COMMON STOCKS (Cost $160,306,744)	186,030,427

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		7-Day Yield	Value (Note 1)
	SHORT-TERM INVESTMENTS—0.8%
1,504,669	State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,504,669)††	4.37%	$1,504,669
	TOTAL INVESTMENTS, AT VALUE—99.7% (Cost $161,811,413)		187,535,096
	Other Assets in Excess of Liabilities—0.3%		494,988
	NET ASSETS—100.0%		$188,030,084

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*  Non-income producing security.

†  Denotes all or a portion of security on loan. As of December 31, 2022, the market value of the securities on loan was $3,738,603 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $2,364,864.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

At December 31, 2022, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Industrials	24.5%
Information Technology	19.1%
Consumer Discretionary	13.5%
Health Care	12.8%
Financials	12.3%
Materials	9.0%
Energy	3.6%
Communication Services	2.6%
Real Estate	1.5%
Short-Term Investments	0.8%
Total	99.7%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2022

Shares		Value (Note 1)
	COMMON STOCKS—96.6%
	Aerospace & Defense—0.3%
600	Huntington Ingalls Industries, Inc.	$138,408
3,900	Textron, Inc.	276,120
		414,528
	Air Freight and Logistics—2.1%
1,700	C.H. Robinson Worldwide, Inc.	155,652
2,100	Expeditors International of Washington, Inc.	218,232
3,500	FedEx Corp.	606,200
10,000	United Parcel Service, Inc., Class B	1,738,400
		2,718,484
	Auto Components—0.2%
3,200	BorgWarner, Inc.	128,800
800	Lear Corp.	99,216
		228,016
	Automobiles—1.2%
67,600	Ford Motor Co.	786,188
19,400	General Motors Co.	652,616
2,000	Harley-Davidson, Inc.	83,200
		1,522,004
	Banks—9.6%
112,700	Bank of America Corp.	3,732,624
900	BOK Financial Corp.	93,411
1,900	Comerica, Inc.	127,015
1,725	Commerce Bancshares, Inc.	117,421
1,900	East West Bancorp, Inc.	125,210
9,700	Fifth Third Bancorp	318,257
19,700	Huntington Bancshares, Inc.	277,770
40,400	JPMorgan Chase & Co.	5,417,640
13,300	KeyCorp	231,686
500	Pinnacle Financial Partners, Inc.	36,700
5,800	PNC Financial Services Group, Inc.	916,052
1,200	Prosperity Bancshares, Inc.	87,216
13,100	Regions Financial Corp.	282,436
900	Synovus Financial Corp.	33,795
17,900	Truist Financial Corp.	770,237
2,100	Zions Bancorp NA	103,236
		12,670,706
	Beverages—0.1%
2,799	Molson Coors Beverage Co., Class B	144,204
Shares		Value (Note 1)
	Biotechnology—7.2%
24,300	AbbVie, Inc.	$3,927,123
7,300	Amgen, Inc.	1,917,272
1,500	Biogen, Inc.*	415,380
15,900	Gilead Sciences, Inc.	1,365,015
5,200	Moderna, Inc.*	934,024
1,400	Regeneron Pharmaceuticals, Inc.*	1,010,086
		9,568,900
	Building Products—0.9%
2,000	Builders FirstSource, Inc.*	129,760
700	Carlisle Cos., Inc.	164,955
10,278	Carrier Global Corp.	423,967
1,700	Fortune Brands Innovations, Inc.	97,087
4,600	Masco Corp.	214,682
1,800	Owens Corning	153,540
		1,183,991
	Capital Markets—4.2%
1,600	Ameriprise Financial, Inc.	498,192
12,100	Bank of New York Mellon Corp.	550,792
4,600	Goldman Sachs Group, Inc.	1,579,548
6,200	Invesco Ltd.	111,538
3,600	Jefferies Financial Group, Inc.	123,408
23,100	Morgan Stanley	1,963,962
2,800	Northern Trust Corp.	247,772
2,000	SEI Investments Co.	116,600
3,100	T. Rowe Price Group, Inc.	338,086
		5,529,898
	Chemicals—1.4%
2,700	CF Industries Holdings, Inc.	230,040
9,600	Dow, Inc.	483,744
1,600	Eastman Chemical Co.	130,304
1,700	FMC Corp.	212,160
1,600	Huntsman Corp.	43,968
4,485	LyondellBasell Industries NV, Class A	372,390
6,600	Mosaic Co.	289,542
1,850	Olin Corp.	97,939
		1,860,087
	Communications Equipment—2.0%
56,500	Cisco Systems, Inc.	2,691,660

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Consumer Finance—1.7%
10,300	American Express Co.	$1,521,825
200	Credit Acceptance Corp.†,*	94,880
3,900	Discover Financial Services	381,537
6,100	Synchrony Financial	200,446
		2,198,688
	Containers and Packaging—1.1%
27,200	Amcor PLC	323,952
1,700	Berry Global Group, Inc.	102,731
2,400	Crown Holdings, Inc.	197,304
4,200	Graphic Packaging Holding Co.	93,450
4,900	International Paper Co.	169,687
1,600	Packaging Corp. of America	204,656
2,800	Sealed Air Corp.	139,664
1,300	Sonoco Products Co.	78,923
3,200	Westrock Co.	112,512
		1,422,879
	Distributors—0.2%
5,300	LKQ Corp.	283,073
	Diversified Consumer Services—0.2%
3,200	Service Corp. International	221,248
	Diversified Financial Services—0.2%
6,000	Equitable Holdings, Inc.	172,200
1,800	Voya Financial, Inc.	110,682
		282,882
	Diversified Telecommunication Services—1.4%
98,500	AT&T, Inc.	1,813,385
3,400	Frontier Communications Parent, Inc.*	86,632
		1,900,017
	Electric Utilities—2.8%
3,300	Alliant Energy Corp.	182,193
10,500	Duke Energy Corp.	1,081,395
4,800	Edison International	305,376
2,800	Entergy Corp.	315,000
3,200	Evergy, Inc.	201,376
4,300	Eversource Energy	360,512
16,900	Exelon Corp.	730,587
2,752	OGE Energy Corp.	108,842
1,549	Pinnacle West Capital Corp.	117,786
10,100	PPL Corp.	295,122
		3,698,189
Shares		Value (Note 1)
	Electrical Equipment—0.1%
2,000	Sensata Technologies Holding PLC	$80,760
	Electronic Equipment, Instruments & Components—0.5%
1,300	Arrow Electronics, Inc.*	135,941
11,600	Corning, Inc.	370,504
2,700	Jabil, Inc.	184,140
		690,585
	Energy Equipment and Services—0.5%
4,300	Sempra Energy	664,522
	Food and Staples Retailing—0.7%
9,900	Kroger Co.	441,342
11,700	Walgreens Boots Alliance, Inc.	437,112
		878,454
	Food Products—2.0%
9,700	Archer-Daniels-Midland Co.	900,645
6,551	Conagra Brands, Inc.	253,524
2,100	Darling Ingredients, Inc.*	131,439
900	Ingredion, Inc.	88,137
4,400	Kellogg Co.	313,456
16,800	Kraft Heinz Co.	683,928
3,900	Tyson Foods, Inc., Class A	242,775
		2,613,904
	Gas Utilities—0.1%
1,100	National Fuel Gas Co.	69,630
2,900	UGI Corp.	107,503
		177,133
	Health Care Equipment and Supplies—0.2%
3,200	Hologic, Inc.*	239,392
	Health Care Providers and Services—8.0%
3,500	AmerisourceBergen Corp.	579,985
3,262	Cardinal Health, Inc.	250,750
7,800	Centene Corp.*	639,678
4,600	Cigna Corp.	1,524,164
18,010	CVS Health Corp.	1,678,352
4,400	Elevance Health, Inc.	2,257,068
5,800	HCA Healthcare, Inc.	1,391,768

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
1,900	Henry Schein, Inc.*	$151,753
1,700	Laboratory Corp. of America Holdings	400,316
2,800	McKesson Corp.	1,050,336
2,400	Quest Diagnostics, Inc.	375,456
1,400	Universal Health Services, Inc., Class B	197,246
		10,496,872
	Hotels, Restaurants & Leisure—0.1%
1,349	Boyd Gaming Corp.	73,561
	Household Durables—1.2%
6,400	DR Horton, Inc.	570,496
4,800	Lennar Corp., Class A	434,400
50	NVR, Inc.*	230,629
4,700	PulteGroup, Inc.	213,991
100	TopBuild Corp.*	15,649
1,100	Whirlpool Corp.	155,606
		1,620,771
	Independent Power and Renewable Electricity Producers—0.1%
6,000	Vistra Corp.	139,200
	Insurance—6.3%
9,600	Aflac, Inc.	690,624
4,100	Allstate Corp.	555,960
1,200	American Financial Group, Inc.	164,736
5,500	Arch Capital Group Ltd.*	345,290
800	Assurant, Inc.	100,048
6,100	Chubb Ltd.	1,345,660
2,200	Cincinnati Financial Corp.	225,258
600	Everest Re Group Ltd.	198,762
3,800	Fidelity National Financial, Inc.	142,956
1,300	Globe Life, Inc.	156,715
4,900	Hartford Financial Services Group, Inc.	371,567
3,500	Loews Corp.	204,155
180	Markel Corp.*	237,148
12,300	MetLife, Inc.	890,151
4,200	Old Republic International Corp.	101,430
3,700	Principal Financial Group, Inc.	310,504
5,400	Prudential Financial, Inc.	537,084
Shares		Value (Note 1)
	Insurance (Continued)
900	Reinsurance Group of America, Inc.	$127,881
600	RenaissanceRe Holdings Ltd.	110,538
6,200	Travelers Cos., Inc.	1,162,438
2,800	Unum Group	114,884
3,650	WR Berkley Corp.	264,881
		8,358,670
	IT Services—2.4%
3,200	DXC Technology Co.*	84,800
6,600	Fidelity National Information Services, Inc.	447,810
7,344	Fiserv, Inc.*	742,258
1,000	FleetCor Technologies, Inc.*	183,680
1,000	Global Payments, Inc.	99,320
11,400	International Business Machines Corp.	1,606,146
4,300	Western Union Co.	59,211
		3,223,225
	Leisure Equipment and Products—0.1%
1,400	Brunswick Corp.	100,912
800	Polaris, Inc.	80,800
		181,712
	Machinery—2.7%
950	AGCO Corp.	131,755
5,800	Caterpillar, Inc.	1,389,448
1,900	Cummins, Inc.	460,351
1,700	Dover Corp.	230,197
800	Oshkosh Corp.	70,552
4,748	PACCAR, Inc.	469,910
1,800	Parker-Hannifin Corp.	523,800
2,200	Pentair PLC	98,956
1,000	Snap-on, Inc.	228,490
		3,603,459
	Media—2.2%
61,200	Comcast Corp., Class A	2,140,164
5,800	Fox Corp., Class A	176,146
5,300	Interpublic Group of Cos., Inc.	176,543
4,200	News Corp., Class A	76,440
500	Nexstar Media Group, Inc.	87,515
3,700	Omnicom Group, Inc.	301,809
		2,958,617

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Metals and Mining—1.9%
19,487	Freeport-McMoRan, Inc.	$740,506
10,200	Newmont Corp.	481,440
5,300	Nucor Corp.	698,593
1,100	Reliance Steel & Aluminum Co.	222,684
3,600	Steel Dynamics, Inc.	351,720
3,200	United States Steel Corp.	80,160
		2,575,103
	Multi-Utilities—0.9%
10,800	Dominion Energy, Inc.	662,256
9,300	Public Service Enterprise Group, Inc.	569,811
		1,232,067
	Multiline Retail—0.1%
3,500	Macy's, Inc.	72,275
	Oil, Gas and Consumable Fuels—11.9%
4,600	APA Corp.	214,728
9,067	Chevron Corp.	1,627,436
17,100	ConocoPhillips	2,017,800
9,000	Devon Energy Corp.	553,590
1,900	Diamondback Energy, Inc.	259,882
10,100	EOG Resources, Inc.	1,308,152
54,200	Exxon Mobil Corp.	5,978,260
30,900	Kinder Morgan, Inc.	558,672
9,935	Marathon Oil Corp.	268,940
12,500	Occidental Petroleum Corp.	787,375
5,700	ONEOK, Inc.	374,490
3,400	Ovintiv, Inc.	172,414
1,200	PDC Energy, Inc.	76,176
3,300	Pioneer Natural Resources Co.	753,687
3,300	Range Resources Corp.	82,566
5,600	Valero Energy Corp.	710,416
		15,744,584
	Pharmaceuticals—7.2%
29,200	Bristol-Myers Squibb Co.	2,100,940
31,200	Merck & Co., Inc.	3,461,640
77,400	Pfizer, Inc.	3,965,976
		9,528,556
	Professional Services—0.2%
300	CACI International, Inc., Class A*	90,177
1,699	Leidos Holdings, Inc.	178,718
		268,895
Shares		Value (Note 1)
	Real Estate Management and Development—0.4%
4,362	CBRE Group, Inc., Class A*	$335,699
900	Jones Lang LaSalle, Inc.*	143,433
		479,132
	Road and Rail—0.3%
2,200	Knight-Swift Transportation Holdings, Inc.	115,302
500	Landstar System, Inc.	81,450
4,000	U-Haul Holding Co.	222,004
		418,756
	Semiconductors and Semiconductor Equipment—3.0%
11,600	Applied Materials, Inc.	1,129,608
1,800	KLA Corp.	678,654
1,800	Lam Research Corp.	756,540
12,600	QUALCOMM, Inc.	1,385,244
		3,950,046
	Specialty Retail—2.6%
1,500	AutoNation, Inc.*	160,950
3,200	Bath & Body Works, Inc.	134,848
3,100	Best Buy Co., Inc.	248,651
800	Dick's Sporting Goods, Inc.	96,232
12,800	Lowe's Cos., Inc.	2,550,272
1,100	Penske Automotive Group, Inc.	126,423
900	Williams-Sonoma, Inc.	103,428
		3,420,804
	Technology Hardware, Storage & Peripherals—1.0%
3,300	Dell Technologies, Inc. Class C	132,726
22,400	Hewlett Packard Enterprise Co.	357,504
22,300	HP, Inc.	599,201
2,800	NetApp, Inc.	168,168
		1,257,599
	Textiles, Apparel and Luxury Goods—0.3%
1,900	Capri Holdings Ltd.*	108,908
549	Ralph Lauren Corp.	58,013
1,800	Skechers USA, Inc., Class A*	75,510
3,300	Tapestry, Inc.	125,664
		368,095

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

Shares		Value (Note 1)
	Thrifts and Mortgage Finance—0.0%
1,200	UWM Holdings Corp.†	$3,972
	Tobacco—2.5%
24,800	Altria Group, Inc.	1,133,608
21,000	Philip Morris International, Inc.	2,125,410
		3,259,018
Shares		Value (Note 1)
	Trading Companies and Distributors—0.3%
1,000	United Rentals, Inc.*	$355,420
	TOTAL COMMON STOCKS (Cost $106,615,518)	127,474,613
	EXCHANGE-TRADED FUND—2.7%
23,410	iShares Russell 1000 Value ETF† (Cost $3,684,201)	3,550,126
		7-Day Yield
	SHORT-TERM INVESTMENTS—2.4%
3,225,378	State Street Navigator Securities Lending Government Money Market Portfolio (3,225,378)††	4.37%	3,225,378
	TOTAL INVESTMENTS, AT VALUE—101.7% (Cost $113,525,097)		134,250,117
	Liabilities in Excess of Other Assets—(1.7)%		(2,294,056)
	NET ASSETS—100.0%		$131,956,061

Notes to the Schedule of Investments:

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2022, the market value of the securities on loan was $3,177,709 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $27,752.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2022

At December 31, 2022, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Financials	24.7%
Health Care	22.6%
Energy	11.9%
Information Technology	8.9%
Industrials	6.9%
Consumer Discretionary	6.2%
Consumer Staples	5.3%
Utilities	4.4%
Materials	4.4%
Communication Services	3.6%
Real Estate	0.4%
Short-Term Investments	2.4%
Total	101.7%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$150,753,389	$197,201,022	$187,535,096	$134,250,117
Affiliated investment company, at value (Note 1)***—see accompanying Schedule of Investments	59,098,784	—	—	—
Cash (Note 1)	370,744	4,167,457	2,216,106	695,504
Cash denominated in foreign currencies****	507,789	—	—	—
Receivable from:
Securities sold	43,544	—	—	166,707
Capital stock subscriptions	1,867	28,501	4,389	15,373
Dividends and interest	628,846	25,530	119,178	168,337
Total assets	211,404,963	201,422,510	189,874,769	135,296,038
Liabilities:
Payable for:
Investment Adviser, net (Note 2)	61,893	102,093	140,811	47,971
Capital stock redemptions	30,592	2,708	9,379	7,343
Securities purchased	11,632	—	118,832	—
Payable upon return of securities loaned (Note 1)	4,565,218	—	1,504,669	3,225,378
Accrued expenses and other liabilities	107,472	73,256	70,994	59,285
Total liabilities	4,776,807	178,057	1,844,685	3,339,977
Net assets	$206,628,156	$201,244,453	$188,030,084	$131,956,061
Net assets consist of:
Paid-in capital	$267,912,846	$161,454,160	$161,603,215	$109,794,857
Total distributable earnings (loss)	(61,284,690)	39,790,293	26,426,869	22,161,204
Net assets	$206,628,156	$201,244,453	$188,030,084	$131,956,061
Shares outstanding#	17,134,704	8,678,003	8,894,951	9,324,761
Net asset value, offering price and redemption price per share	$12.06	$23.19	$21.14	$14.15
* Cost of investments	$147,136,098	$159,097,869	$161,811,413	$113,525,097
** Includes securities on loan with market values of	$10,589,721	$—	$3,738,603	$3,177,709
*** Cost of affiliated investment	$58,246,559	$—	$—	$—
**** Cost of cash denominated in foreign currencies	$507,648	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.
The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Dividends-Unaffiliated*	$5,188,987	$1,253,768	$1,400,161	$3,523,641
Dividends-Affiliated	2,223,921	—	—	—
Securities lending income	38,838	—	9,438	213
Total investment income	7,451,746	1,253,768	1,409,599	3,523,854
Expenses:
Investment advisory fee (Note 2)	678,593	1,286,648	1,717,418	558,990
Custody, fund accounting, transfer agent and administration fees	481,601	221,871	218,806	164,072
Professional fees	94,349	38,883	39,100	34,053
Directors' fees and expenses	47,979	47,605	45,010	27,407
Compliance expenses	24,018	24,780	22,240	14,541
Other	42,618	48,667	41,029	23,291
Total expenses	1,369,158	1,668,454	2,083,603	822,354
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(151,020)	—	—	—
Net expenses	1,218,138	1,668,454	2,083,603	822,354
Net investment income (loss)	6,233,608	(414,686)	(674,004)	2,701,500
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investment transactions	5,158,781	11,718,001	13,168,890	6,620,475
Affiliated investment transactions	(1,766,022)	—	—	—
Foreign currency transactions	(75,545)	—	—	—
Net realized gain	3,317,214	11,718,001	13,168,890	6,620,475
Net change in unrealized depreciation on:
Unaffiliated investments	(32,223,198)	(80,020,780)	(54,691,157)	(11,546,143)
Affiliated investments	(12,252,887)	—	—	—
Foreign currency translation	(26,635)	—	—	—
Net change in unrealized depreciation	(44,502,720)	(80,020,780)	(54,691,157)	(11,546,143)
Net realized and unrealized loss	(41,185,506)	(68,302,779)	(41,522,267)	(4,925,668)
Net decrease in net assets resulting from operations	$(34,951,898)	$(68,717,465)	$(42,196,271)	$(2,224,168)
* Net of foreign taxes withheld of:	$523,601	$3,664	$17,272	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$6,233,608	$5,055,184	$(414,686)	$(965,055)
Net realized gain on investments and foreign currency transactions	3,317,214	5,579,135	11,718,001	48,290,835
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(44,502,720)	12,508,657	(80,020,780)	2,567,288
Net increase (decrease) in net assets resulting from operations	(34,951,898)	23,142,976	(68,717,465)	49,893,068
Distributions to shareholders	(5,758,465)	(5,778,411)	(16,765,613)	(46,706,905)
Tax return of capital	—	(9,041)	—	—
Total distributions to shareholders	(5,758,465)	(5,787,452)	(16,765,613)	(46,706,905)
Fund share transactions (Note 4):
Proceeds from shares sold	24,752,434	36,442,359	17,265,274	21,205,923
Net asset value of shares issued on reinvestment of distributions	5,758,465	5,787,452	16,765,613	46,706,905
Cost of shares repurchased	(26,893,171)	(25,790,986)	(20,388,782)	(34,035,704)
Net increase in net assets resulting from Fund share transactions	3,617,728	16,438,825	13,642,105	33,877,124
Total change in net assets	(37,092,635)	33,794,349	(71,840,973)	37,063,287
Net assets:
Beginning of year	243,720,791	209,926,442	273,085,426	236,022,139
End of year	$206,628,156	$243,720,791	$201,244,453	$273,085,426

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(674,004)	$(1,056,507)	$2,701,500	$2,045,742
Net realized gain on investments and foreign currency transactions	13,168,890	41,866,634	6,620,475	12,810,644
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(54,691,157)	(4,017,610)	(11,546,143)	15,633,481
Net increase (decrease) in net assets resulting from operations	(42,196,271)	36,792,517	(2,224,168)	30,489,867
Distributions to shareholders	(16,315,676)	(38,615,861)	(8,800,255)	(2,054,256)
Total distributions to shareholders	(16,315,676)	(38,615,861)	(8,800,255)	(2,054,256)
Fund share transactions (Note 4):
Proceeds from shares sold	10,439,054	22,561,242	14,697,091	23,868,898
Net asset value of shares issued on reinvestment of distributions	16,315,676	38,615,861	8,800,255	2,054,256
Cost of shares repurchased	(12,970,943)	(40,886,502)	(15,522,899)	(17,237,564)
Net increase in net assets resulting from Fund share transactions	13,783,787	20,290,601	7,974,447	8,685,590
Total change in net assets	(44,728,160)	18,467,257	(3,049,976)	37,121,201
Net assets:
Beginning of year	232,758,244	214,290,987	135,006,037	97,884,836
End of year	$188,030,084	$232,758,244	$131,956,061	$135,006,037

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$14.45	$13.33	$12.42	$10.60	$13.58
Income from investment operations:
Net investment income‡	0.37	0.32	0.20	0.27	0.19
Net realized and unrealized gain (loss) on investments	(2.41)	1.15	0.90	1.88	(2.99)
Total from investment operations	(2.04)	1.47	1.10	2.15	(2.80)
Less distributions to shareholders:
From net investment income	(0.35)	(0.35)	(0.19)	(0.30)	(0.18)
From return of capital	—	(0.00)*	—	(0.03)	—
Total distributions	(0.35)	(0.35)	(0.19)	(0.33)	(0.18)
Net asset value, end of year	$12.06	$14.45	$13.33	$12.42	$10.60
Total Return+	(14.16)%	11.05%	8.90%	20.32%	(20.57)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$206,628	$243,721	$209,926	$195,973	$169,923
Net expenses to average daily net assets•	0.56%	0.57%	0.62%	0.63%	0.92%
Net investment income to average daily net assets•	2.89%	2.20%	1.77%	2.34%	1.50%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses•	0.63%	0.58%	0.65%	0.68%	0.98%
Net investment income•	2.82%	2.19%	1.74%	2.30%	1.43%
Portfolio turnover rate	18%	9%	10%	13%	117%?

‡  Calculation based on average shares outstanding.

*  Represents amounts less than $0.005 per share.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$33.87	$33.48	$29.33	$22.85	$27.01
Income from investment operations:
Net investment loss‡	(0.05)	(0.14)	(0.12)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	(8.58)	7.32	8.46	8.31	(1.12)
Total from investment operations	(8.63)	7.18	8.34	8.24	(1.15)
Less distributions to shareholders:
From net realized capital gains	(2.05)	(6.79)	(4.19)	(1.76)	(3.01)
Net asset value, end of year	$23.19	$33.87	$33.48	$29.33	$22.85
Total Return+	(25.41)%	21.49%	28.89%	36.09%	(4.95)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$201,244	$273,085	$236,022	$210,615	$168,222
Net expenses to average daily net assets	0.76%	0.75%	0.78%	0.77%	0.75%
Net investment loss to average daily net assets	(0.19)%	(0.37)%	(0.38)%	(0.25)%	(0.11)%
Portfolio turnover rate	37%	32%	31%	22%	34%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$28.30	$28.77	$25.05	$21.14	$31.24
Income from investment operations:
Net investment loss‡	(0.08)	(0.15)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.11)	5.24	4.35	6.11	(4.23)
Total from investment operations	(5.19)	5.09	4.31	6.07	(4.28)
Less distributions to shareholders:
From net investment income	—	—	—	—	(0.09)
From net realized capital gains	(1.97)	(5.56)	(0.59)	(2.16)	(5.73)
Total distributions	(1.97)	(5.56)	(0.59)	(2.16)	(5.82)
Net asset value, end of year	$21.14	$28.30	$28.77	$25.05	$21.14
Total Return+	(18.14)%	17.74%	17.73%	28.85%	(14.15)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$188,030	$232,758	$214,291	$181,375	$156,007
Net expenses to average daily net assets	1.05%	1.04%	1.10%	1.10%	1.07%
Net investment loss to average daily net assets	(0.34)%	(0.46)%	(0.19)%	(0.15)%	(0.15)%
Portfolio turnover rate	27%	38%	32%	20%	26%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$15.39	$12.02	$12.80	$11.06	$13.93
Income from investment operations:
Net investment income‡	0.31	0.24	0.23	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.55)	3.37	(0.66)	2.16	(1.88)
Total from investment operations	(0.24)	3.61	(0.43)	2.38	(1.68)
Less distributions to shareholders:
From net investment income	(0.31)	(0.24)	(0.22)	(0.22)	(0.20)
From net realized capital gains	(0.69)	—	(0.13)	(0.42)	(0.99)
Total distributions	(1.00)	(0.24)	(0.35)	(0.64)	(1.19)
Net asset value, end of year	$14.15	$15.39	$12.02	$12.80	$11.06
Total Return+	(1.45)%	30.01%	(3.16)%	21.52%	(12.07)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$131,956	$135,006	$97,885	$99,890	$85,437
Net expenses to average daily net assets	0.63%	0.65%	0.68%	0.68%	0.64%
Net investment income to average daily net assets	2.08%	1.67%	2.09%	1.73%	1.47%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	0.72%	0.69%	0.66%
Net investment income	N/A	N/A	2.06%	1.72%	1.45%
Portfolio turnover rate	48%	61%	157%?	107%	82%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2022, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

M International Equity Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP ("DFA") defines the Non-U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the Non-U.S. Universe it represents) of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by DFA's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development). The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies. As of the date of this Annual Report, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, DFA may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In assessing profitability, DFA considers different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria DFA uses for assessing relative price and profitability are subject to change from time to time. DFA determines company size on a country or region-specific basis and based primarily on market capitalization. DFA may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that DFA determines to be appropriate. In assessing a company's investment characteristics, DFA considers ratios such as recent changes in assets divided by total assets. The criteria DFA uses for assessing a company's investment characteristics are subject to change from time to time.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund. Because many of the Fund's investments may be denominated in foreign currencies, the Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point. In order to determine a target P/E,

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach, government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted. Additionally, Environmental, Social, and Governance ("ESG") is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. DSM assigns a proprietary ESG score to every company that it researches. Scores range from 0 to 10 (with 10 being the best), and DSM utilizes MSCI's ESG Controversies as a starting point to make adjustments to ESG scores across five key categories: environment, customers, human rights / community, labor rights / supply chain, and governance. These categories are then broken down further into over 20 subcategories. Each Analyst/Portfolio Manager at DSM completes in-depth research on ESG issues impacting a company and assigns scores using a consistent in-house methodology. DSM stores all ESG communications and developments in centralized folders so that companies' ESG histories and DSM's ESG activities are available to all Analyst/Portfolio Managers. In addition to weekly updates from MSCI, DSM's investment team utilizes in-depth ongoing monitoring to identify ESG issues not fully captured by MSCI.

ESG scores are included in DSM's internal summaries and have an impact on DSM's investment decisions. ESG considerations and the implementation of ESG scores and in-house research have both kept DSM from investing in certain companies and have led to DSM selling portfolio holdings.

M Capital Appreciation Fund

M Capital Appreciation Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of December 31, 2022, the market capitalization range of companies in the Russell 2500® Index was between approximately $6.07 million and $21.19 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

M Large Cap Value Fund

M Large Cap Value Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC ("Brandywine"), the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index (the "Index"). As of December 31, 2022, the market capitalization range of companies in the Index was between approximately $306.4 million to $2.1 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange (other than the National Association of Securities Dealers Automated Quotation System "NASDAQ") are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange (other than NASDAQ) are valued at the most recent bid price. Equity securities and other similar investments traded on NASDAQ are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 0.5%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less). Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the fair value hierarchy.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2022, the M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following is a summary of the inputs used as of December 31, 2022 in valuing the M International Equity Fund investments:

Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$10,277,996	$—	$—	$10,277,996
Austria	692,425	—	—	692,425
Belgium	1,664,554	—	—	1,664,554
Canada	16,242,348	—	—	16,242,348
China	34,222	—	—	34,222

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Denmark	$3,896,322	$—	$—	$3,896,322
Finland	2,029,415	—	—	2,029,415
France	12,142,753	—	—	12,142,753
Germany	9,817,824	331	—	9,818,155
Hong Kong	3,729,476	82	—	3,729,558
Ireland	888,839	—	—	888,839
Israel	1,429,503	—	—	1,429,503
Italy	3,557,393	—	—	3,557,393
Japan	32,392,541	—	—	32,392,541
Netherlands	4,595,972	—	—	4,595,972
New Zealand	609,333	—	—	609,333
Norway	1,599,937	—	—	1,599,937
Portugal	444,084	—	—	444,084
Singapore	1,673,352	—	—	1,673,352
Spain	3,021,465	—	—	3,021,465
Sweden	4,018,539	1,203	—	4,019,742
Switzerland	10,870,630	—	—	10,870,630
United Kingdom	19,786,076	—	—	19,786,076
United States	33,784	—	—	33,784
Total Common Stocks	145,448,783	1,616	—	145,450,399
Affiliated Investment Company
United States	59,098,784	—	—	59,098,784
Rights
Austria	—	—	—	—
Preferred Stocks
Germany	709,922	—	—	709,922
Italy	27,850	—	—	27,850
Total Preferred Stock	737,772	—	—	737,772
Short-Term Investments
Investments in Security Lending Collateral	—	4,565,218	—	4,565,218
Total Investments, at Value	205,285,339	4,566,834	—	209,852,173
Total	$205,285,339	$4,566,834	$—	$209,852,173

At December 31, 2022, Level 2 Common Stocks were priced using quoted prices in markets that were not active or other significant observable inputs.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value for the M International Equity Fund:

Investments in Securities	Balance as of December 31, 2021	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3*	Transfers out of Level 3	Balance as of December 31, 2022	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/22 for the year ended 12/31/22
Common Stocks	$—	$—	$(27,947)	$—	$—	$27,947	$—	$—	$(27,947)
Rights	—	—	—	—	—	—	—	—	—
Total	$—	$—	$(27,947)	$—	$—	$27,947	$—	$—	$(27,947)

*  The Fund(s) recognize transfers between the levels as of the beginning of the period.

During the year ended December 31, 2022, financial assets with a combined market value of $0 held by M International Equity Fund transferred from Level 1 to Level 3.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Expenses of the Corporation that can be directly attributed to a particular fund are charged to that Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

Additionally, the Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Funds' Statements of Operations or in the expense ratios included in the financial highlights.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) and non-cash (U.S. Treasuries and Agencies) as collateral against the loaned securities. Cash collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102% or 105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102% or 105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$4,565,218	$—	$4,565,218	$—	$4,565,218	$—
M Capital Appreciation Fund	1,504,669	—	1,504,669	—	1,504,669	—
M Large Cap Value Fund	3,225,378	—	3,225,378	—	3,225,378	—

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2022.

Fund	Security Type	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
M International Equity Fund	Common Stocks	$4,565,218	$—	$—	$—	$4,565,218
M Capital Appreciation Fund	Common Stocks	1,504,669	—	—	—	1,504,669
M Large Cap Value Fund	Common Stocks	3,225,378	—	—	—	3,225,378

In addition, the Funds received non-cash collateral in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedules of Investments as follows:

Fund	Value of Securities Loaned with Non-Cash Collateral	Value of Non-Cash Collateral
M International Equity Fund	$6,243,805	$6,580,395
M Capital Appreciation Fund	2,306,313	2,364,864
M Large Cap Value Fund	27,141	27,752

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds evaluate the Funds' tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds did not have any unrecognized tax benefits as of December 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2019 through December 2021. No examination of any of the Funds' tax filings is currently in progress.

Significant Concentrations

The Funds maintain a demand deposit in excess of Federal Deposit Insurance Company ("FDIC") Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Funds manage this risk by dealing with a major financial institution and monitoring its credit worthiness.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.15% on all assets plus (and only with
respect to Fund assets which are not invested
in a mutual fund that is advised by the
Fund's sub-adviser):
0.25% on the first $100 million
0.20% on the amounts thereafter
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts thereafter
M Capital Appreciation Fund	0.90% on the first $125 million
0.80% on the amounts thereafter
M Large Cap Value Fund	0.43%

Prior to May 1, 2022 and for the period May 1, 2022 to April 30, 2023, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2022, the Adviser reimbursed $151,020 of other expenses for the M International Equity Fund.

The Adviser has engaged Dimensional Fund Advisors LP, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Brandywine Global Investment Management, LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.25% on the first $100 million
0.20% on the amounts thereafter
Sub-adviser shall not receive any sub-
advisory fee for its sub-advisory services to
the M International Equity Fund with respect
to assets of the M International Equity Fund
invested in any other mutual fund advised by
the sub-adviser, nor shall such assets count
towards the application of the $100 million
breakpoint.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Fund	Total Sub-Advisory Fees
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts thereafter
M Capital Appreciation Fund	0.75% on the first $125 million
0.65% on the amounts thereafter
M Large Cap Value Fund	0.28%

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged by the Distributor for its services.

The Corporation pays no compensation to its officers or Interested Directors. As of December 31, 2022, the Corporation pays each Non-Interested Director $1,500 per meeting of the Board that he or she attends. The Corporation pays each Independent Director an annual retainer of $25,000. Each member of the Audit Committee and each member of the Nominating and Corporate Governance Committee receives $1,500 per meeting of the Audit Committee or Nominating and Corporate Governance Committee that he or she attends. The Chair of the Board and Audit Committee Chair each receive an additional $10,000 annually.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common management. The Company which is an affiliate of the M International Equity Fund as of December 31, 2022, is noted in the Fund's Schedule of Investments. During the year ended December 31, 2022, purchases and sales transactions, income earned from investments and shares held of investment companies managed by DFA for the M International Equity Fund were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized (Loss) on Sales	Change in Unrealized (Depreciation)	Value, End of Period	Dividend Income	Shares End of Year
DFA Emerging Markets Core Equity Portfolio	$70,794,732	$10,222,452	$(7,899,491)	$(1,766,022)	$(12,252,887)	$59,098,784	$2,223,921	2,934,398

The DFA Emerging Markets Core Equity Portfolio is registered under the 1940 Act as an open-end management investment company. The M International Equity Fund may redeem its investment from the DFA Emerging Markets Core Equity Portfolio at any time if the Adviser determines that it is in the best interest of the M International Equity Fund and its shareholders to do so.

The performance of the M International Equity Fund will be directly affected by the performance of the DFA Emerging Markets Core Equity Portfolio. The financial statements of the DFA Emerging Markets Core Equity Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the M International Equity Fund's financial statements. As of December 31, 2022, the percentage of M International Equity Fund net assets invested in the DFA Emerging Markets Core Equity Portfolio was 28.6%.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2022, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$44,066,862	$39,748,386
M Large Cap Growth Fund	79,615,487	82,450,969
M Capital Appreciation Fund	53,498,816	54,982,392
M Large Cap Value Fund	63,537,951	62,179,878

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	1,944,037	2,512,137	643,755	567,120
Shares repurchased	(2,148,100)	(1,796,681)	(743,895)	(909,133)
Distributions reinvested	475,513	401,110	715,926	1,353,645
Net increase	271,450	1,116,566	615,786	1,011,632
Fund Shares:
Beginning of year	16,863,254	15,746,688	8,062,217	7,050,585
End of year	17,134,704	16,863,254	8,678,003	8,062,217
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	434,832	695,986	982,585	1,673,572
Shares repurchased	(544,192)	(1,273,756)	(1,056,014)	(1,177,618)
Distributions reinvested	778,667	1,353,989	627,003	133,245
Net increase	669,307	776,219	553,574	629,199
Fund Shares:
Beginning of year	8,225,644	7,449,425	8,771,187	8,141,988
End of year	8,894,951	8,225,644	9,324,761	8,771,187

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Market Disruption Risks Related to Russia-Ukraine Conflict

Russia's invasion of Ukraine in late February 2022, the resulting responses of various countries, the European Union and NATO to Russia's actions (including potential further sanctions), the potential for military escalation and other corresponding events, including potential retaliatory actions (including cyberattacks) by Russia, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impact may be particularly acute in certain sectors including, but not limited to, energy, financials, commodities, engineering, and defense. This could negatively affect Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to Russian issuers or the adjoining geographic regions.

Risks Related to COVID-19 Pandemic

The global outbreak of the novel coronavirus and related disease (COVID-19) continues to create significant economic and social uncertainty throughout the world and is causing significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions are having significant economic impacts. These impacts are on-going and may last for an extended period of time. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on a Fund and its investments and could result in increased volatility of a Fund's net asset value.

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2022, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona and Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.) each owned 5% or more of the Funds' shares. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest (Continued)

As of December 31, 2022, the ownership of each Fund was as follows:

	Percentage of Ownership(1)
	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	39.9%	43.5%	4.7%	4.4%
M Large Cap Growth Fund	53.1%	32.8%	4.1%	1.5%
M Capital Appreciation Fund	47.5%	37.2%	1.8%	6.6%
M Large Cap Value Fund	50.0%	32.9%	6.5%	1.3%

(1)  The balance of the Funds' shares are owned by shareholders with less than 5% beneficial interest.

7.  Tax Information

At December 31, 2022, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$207,198,035	$21,062,728	$(18,408,590)	$2,654,138
M Large Cap Growth Fund	159,097,869	47,388,855	(9,285,702)	38,103,153
M Capital Appreciation Fund	162,925,521	50,582,335	(25,972,760)	24,609,575
M Large Cap Value Fund	114,136,432	23,748,554	(3,634,869)	20,113,685

The tax character of distributions paid during 2022 and 2021 was as follows:

	December 31, 2022 Amount	December 31, 2021 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$5,758,465	$5,778,411
Return Of Capital	—	9,041
Total Distributions	$5,758,465	$5,787,452
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$805,532	$5,014,895
Long-Term Capital Gain	15,960,081	41,692,010
Total Distributions	$16,765,613	$46,706,905

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

	December 31, 2022 Amount	December 31, 2021 Amount
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$3,387,174
Long-Term Capital Gain	16,315,676	35,228,687
Total Distributions	$16,315,676	$38,615,861
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$2,701,500	$2,053,448
Long-Term Capital Gain	6,098,755	808
Total Distributions	$8,800,255	$2,054,256

At December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings (Loss)
M International Equity Fund	$244,476	$—	$(64,168,134)	$2,638,968	$(61,284,690)
M Large Cap Growth Fund	—	1,687,140	—	38,103,153	39,790,293
M Capital Appreciation Fund	—	1,817,294	—	24,609,575	26,426,869
M Large Cap Value Fund	—	2,047,519	—	20,113,685	22,161,204

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2022, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $17,321,811 and unused long-term capital losses of $46,846,323 permitted to be carried for an unlimited period. In addition, at December 31, 2022 M International Equity Fund used capital loss carryforwards of $5,131,439.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2022, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, ordinary losses, partnerships and passive foreign investment company gains and losses.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

Permanent differences incurred during the year ended December 31, 2022, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Total Accumulated Earnings	Paid-in Capital
M Large Cap Growth Fund	$414,684	$(414,684)
M Capital Appreciation Fund	676,946	(676,946)

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of beneficial interest in M Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M Fund, Inc. since 2008.

Philadelphia, Pennsylvania
February 21, 2023

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors:

Name, Address, and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Peter W. Mullin(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 82	Director	Indefinite 27 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency), 2008 to 2021, Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits), 2012 to present.	4	N/A
Malcolm L. "Skip" Cowen II(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 63	Director	Indefinite One Year	President, Cornerstone Advisors Asset Management, LLC and Cornerstone Institutional Investors, LLC, 2002 to present; President, Cornerstone Benefits, Inc., 2021 to present.	4	M Financial Investment Advisers, Inc, 1999 to present; and Gettysburg College Board of Trustees, 2012 to present.
James "Jim" Kaplan(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 61	Director	Indefinite One Year	Chief Executive Officer, KB Financial Companies, LLC, 2016 to present; Principal, KB Financial Partners, LLC, 2009 to present.	4	M Financial Investment Advisers, Inc, 2021 to present; M Financial Holdings, Inc., 2019 to present; M Life Insurance Company, 2019 to present; and The Mariano Rivera Foundation, April 2021 to present.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

(2)  Messrs. Mullin, Cowen, and Kaplan are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 17.1% of the stock of M Financial Group, which controls the Adviser.

•  Mr. Cowen is a Director of the Adviser.

•  Mr. Kaplan is a Director of the Adviser and of M Financial Holdings.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address, and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 72	Director, Chair of the Board and Nominating and Corporate Governance Committee Chair	Indefinite 10 Years	President, Acorn Investors LLC (investment holding company), 2005 to October 2022; Principal, Clifford Capital Partners LLC (investment manager), 2010 to present.	4	Director, Oaktree Capital Group, 2007 to 2019 (investment manager).
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 71	Director and Audit Committee Chair	Indefinite 14 Years	Retired. Chief Executive Officer, C.M. Capital Corp., 2010 to 2021; Chief Investment Officer, C.M. Capital Corp., 2011 to 2018.	4	Vice-Chair and Director, C.M. Capital Corp., 2021 to present.
Nancy Crouse 1125 NW Couch St., Suite 900 Portland, OR 97209 64	Director	Indefinite Three Years	Retired. Senior Vice President and Portfolio Manager, Nuveen Investments (investment manager), 2005 to 2016.	4	Director, Women's Economic Ventures (non-profit), 2016 to present; and Treasurer, Women's Economic Ventures (non-profit), 2018 to present.
Mary Moran Zeven 1125 NW Couch St., Suite 900 Portland, OR 97209 61	Director	Indefinite Three Years	Director, Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to 2022; Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (custodial bank), 2000 to 2019.	4	Wisdom Tree Digital Trust (mutual fund), June 2022 to present.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Erik Bjorvik 1125 NW Couch St., Suite 900 Portland, OR 97209 51	President	One Year Since May 2022

Vice President, M Financial Asset Management, 2010 to May 2022; President, M Financial Asset Management, May 2022 to present; President, M Financial Investment Advisers, May 2022 to present; Vice President, M Financial Holdings, January 2022 to present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 57	Secretary and Treasurer	One Year 16 Years

Accounting Director, M Financial Group, 1999 to present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Asset Management, Inc., 2016 to present.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Schedules of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT is available on the Corporation's website at www.mfin.com/m-funds and on the SEC's website at www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2022 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	0.01%
M Large Cap Growth Fund	13.65%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $15,960,081 $16,315,676 and $6,098,755, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2022:

•  the total amount of foreign taxes creditable was $353,670

•  the total amount of income sourced from foreign countries was $4,443,536

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

ANNUAL REPORT OF LIQUIDITY RISK MANAGEMENT PROGRAM ADMINISTRATOR

Rule 22e-4 of the 1940 Act (the "Rule") requires that the Liquidity Risk Management Program Administrator (the "LPA") for the Fund periodically, but no less frequently than annually, review and provide the Board a written report that assesses the adequacy of the Liquidity Risk Management Program (the "Program") and the effectiveness of its implementation including, if applicable, the operation of the Highly Liquid Investment Minimum (the "HLIM") for each Fund and any material changes to the Program.

At a meeting of the Board held on November 17, 2022 the LPA presented and the Board reviewed a written report covering the period October 1, 2021 through September 30, 2022 (the "Review Period"). The LPA conducted various liquidity risk assessments during the Review Period, including an annual Liquidity Needs Assessment ("LNA") of each Fund as of June 30, 2022 to assess the liquidity risk of each Fund and assist in the determination as to whether any material changes should be made to the components of the Program. The following factors were reviewed by the LPA in its assessment of each Fund's liquidity risk and evaluation on the adequacy of the Program: (i) investment strategy, portfolio concentration and the liquidity of portfolio investments; (ii) holdings of cash and cash equivalents; (iii) short-term and long-term cash flows; (iv) redemption volatility and stressed conditions; and (v) other funding sources.

Liquidity Risk Assessment

1.) Investment Strategy Portfolio Concentration and Liquidity of Portfolio Investments

The LPA evaluated each Fund's investment objective and portfolio strategy, including portfolio concentration, liquidity classifications and any known or identifiable risks to liquidity. For all Funds, other than M Large Cap Growth Fund, the LPA noted that the Funds were highly diversified with relatively low concentration of holdings. The M Large Cap Growth Fund's investment strategy is to hold between 25 and 35 equity securities and as a result is highly concentrated. However, the LPA recognized that the M Large Cap Growth Fund holds larger capitalization, highly liquid securities where daily trading volumes appear adequate for the Fund to dispose of holdings in a fast and efficient manner in order to meet redemptions if necessary.

Each Fund's portfolio liquidity was monitored by the Funds' Chief Compliance Officer (the "CCO"). Liquidity classifications for each security holding were provided to the CCO by the Funds' administrator, State Street Bank and Trust Company ("State Street Bank"), using its TruView analytics system on a monthly basis. Each Fund held at least 99.9% of its investments in Highly Liquid Investments during the Review Period. As a result, all Funds met the 15% limit on Illiquid Securities during the Review Period. No material liquidity risks were identified by the LPA during the Review Period relating to each Fund's investment strategy, portfolio concentration or portfolio liquidity. The LPA reasonably expects these trends to continue and believes that each Fund's investment strategy is appropriate and manageable for an open-end fund during both normal and stressed market conditions.

2.) Holdings of Cash and Cash Equivalents

All Funds are primarily invested in securities and hold a low percentage of their assets in cash and cash equivalents. In addition, the Funds do not maintain any type of borrowing arrangement or credit facility. It is the belief of the Funds' investment adviser, M Financial Investment Advisers, LLC, that based upon the high liquidity of each Fund's portfolio and that historical redemption activity was not material from a liquidity perspective for any Fund, a line

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

of credit or other borrowing arrangements are not necessary. The LPA did not identify any material liquidity risks during the Review Period with respect to holdings of cash and cash equivalents.

3.) Short-Term and Long-Term Cash Flows and Redemption Volatility and Stressed Conditions

To meet various obligations under the variable annuity or variable life insurance contracts, insurance company separate accounts may redeem Fund shares to generate cash. Proceeds from the redemptions are usually sent to the separate account on the next business day. The Funds may suspend redemptions of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

The LPA reviewed historical subscription and redemption activity for each Fund. The LPA found that redemption activity was not material from a liquidity perspective for any Fund during either normal or stressed market conditions. The LPA also reviewed shareholder concentration, noting that Fund ownership is highly concentrated amongst approximately 10 insurance carriers. Shares are held in omnibus accounts, which means that Fund ownership is spread out amongst a larger number of underlying contract owners that beneficially own Fund shares. This reduces the risk of larger redemptions in shorter timeframes, which has provided the Funds with stable cash flow and lower redemption volatility over the Review Period.

Since cash flows do not appear to be significant during normal or stressed conditions and the shareholder base of each Fund appears stable, the LPA did not identify any material liquidity risks during the Review Period.

4.) Other Funding Sources

The Funds currently do not have any borrowing or other credit arrangements, nor have they utilized cross transactions, all of which could provide additional liquidity. The LPA believes that these factors do not appear to cause any liquidity concerns given each Fund's highly liquid portfolio and stable cash flow history.

Program Management

The Program allows the LPA to delegate certain responsibilities and engage one or more third parties to assist with its implementation, subject in each case to the appropriate oversight by the LPA. The LPA still maintains the responsibility of overseeing and supervising any person that has been delegated liquidity risk management responsibilities under the Program.

The LPA has delegated certain responsibilities under the Program to the CCO. On a monthly basis, State Street Bank provides the CCO with liquidity reports that characterize each Fund's holdings into one of four liquidity categories (as defined under the Rule). Liquidity reports are generated by State Street Bank using the liquidity analytics system, TruView. The CCO reports any issues or concerns to the LPA. No material issues were reported to the LPA during the Review Period.

Quarterly, the LPA conducts a formal meeting in order to review the Program. The CCO provides the LPA with a summary of the results from his monitoring of the Program, including liquidity classifications, compliance with the 15% Illiquid Securities Limit, an evaluation of the effectiveness of State Street Bank's responsibilities under the Program, and a determination of whether the Program has operated effectively and whether the Funds have met the

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

applicable requirements under the Rule and the Program. All minutes of the LPA meetings are provided to the Board. The CCO reported no material issues to the LPA during the quarterly meetings within the Review Period.

At least annually, the CCO provides the LPA with a Liquidity Needs Assessment in order to assess each Fund's Liquidity Risk and evaluate whether any material changes are needed to the Program. The results of the Liquidity Needs Assessments were addressed earlier in this report.

The Program's administration process, as outlined above, appears to be functioning effectively in all material respects and no changes are recommended at this time.

Highly Liquid Investment Minimum

Although the Rule requires the LPA to determine a HLIM for each Fund, the LPA has determined that each Fund qualifies as an Excluded Fund (as defined in the Program). The SEC in its guidance has suggested that a HLIM would not be required if a Fund, under normal circumstances, primarily holds at least 50% of its assets in Highly Liquid Investments. The LPA has determined that all Funds within the Review Period were considered to primarily hold at least 50% of their assets in this category and that all Funds will continue to be excluded from determining a HLIM.

Conclusion

There were no material changes to the Program during the Review Period. No significant liquidity events impacting any Funds were noted during the Review Period. It is the LPA's assessment that the Program is adequately designed and has been effective in managing each Fund's liquidity risk and in implementing the requirements of the Rule.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2022 to December 31, 2022)
M International Equity Fund
Actual	$1,000.00	$1,032.80	0.57%	$2.92
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.57%	2.91
M Large Cap Growth Fund
Actual	$1,000.00	$997.00	0.74%	$3.72
Hypothetical (5% return before expenses)	1,000.00	1,021.50	0.74%	3.77
M Capital Appreciation Fund
Actual	$1,000.00	$1,058.40	1.03%	$5.34
Hypothetical (5% return before expenses)	1,000.00	1,020.00	1.03%	5.24
M Large Cap Value Fund
Actual	$1,000.00	$1,095.30	0.63%	$3.33
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.63%	3.21

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

(b)	Not applicable.

Item 2. Code of Ethics.

As of December 31, 2022, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2022, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce W. Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2021 and December 31, 2022.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2021 and December 31, 2022 were $88,000 and $91,250, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2021 and December 31, 2022.

(c)	TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2021 and December 31, 2022 were $12,500 and $12,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2021 and December 31, 2022.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)	Not applicable.

(g)	The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2021 and December 31, 2022 were $12,500 and $12,500, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 13(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 13(a)(2).

(a)(3) Not applicable to this filing.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Erik Bjorvik
Erik Bjorvik
President/Principal Executive Officer

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik Bjorvik
Erik Bjorvik
President/Principal Executive Officer

Date:	March 3, 2023

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer

Date:	March 3, 2023